EXHIBIT 10.1


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                           LOAN AND SECURITY AGREEMENT


                          Dated as of December 15, 2000


                                     between

                        CEDARS LA LLC, HERALD SQUARE LLC,
            INDIANA AVENUE LLC, BRIDGEPOINT PROPERTY TRUST, LAKEWOOD
             PROPERTY TRUST and 1600 MARKET STREET PROPERTY TRUST,
                           collectively, as Borrowers


                                       and

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                    as Lender










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
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                                               Table of Contents

                                                                                                           Page


                                                ARTICLE I
                                               DEFINITIONS

Section 1.1      Certain Defined Terms.......................................................................1
Section 1.2      Accounting Terms...........................................................................15
Section 1.3      Other Definitional Provisions..............................................................15


                                           ARTICLE II
                                       TERMS OF THE LOAN

Section 2.1      Loan.......................................................................................16
Section 2.2      Interest...................................................................................16
Section 2.3      Reserved...................................................................................18
Section 2.4      Payments...................................................................................18
Section 2.5      Maturity...................................................................................18
Section 2.6      Prepayment.................................................................................19
Section 2.7      Outstanding Balance........................................................................20
Section 2.8      Taxes......................................................................................20
Section 2.9      Reasonableness of Charges..................................................................20


                                          ARTICLE III
                                       CONDITIONS TO LOAN

Section 3.1      Conditions to Funding of the Loan on the Closing Date......................................21


                                           ARTICLE IV
                                 REPRESENTATIONS AND WARRANTIES

Section 4.1      Organization, Powers, Capitalization, Good Standing, Business..............................25
Section 4.2      Authorization of Borrowing, etc............................................................26
Section 4.3      Financial Statements.......................................................................27
Section 4.4      Indebtedness and Contingent Obligations....................................................27
Section 4.5      Title to Properties........................................................................27
Section 4.6      Zoning; Compliance with Laws...............................................................27
Section 4.7      Leases; Agreements.........................................................................28
Section 4.8      Condition of Properties....................................................................29
Section 4.9      Litigation; Adverse Facts..................................................................30
Section 4.10     Payment of Taxes...........................................................................30
Section 4.11     Adverse Contracts..........................................................................30
Section 4.12     Performance of Agreements..................................................................30

Section 4.13     Governmental Regulation....................................................................31
Section 4.14     Employee Benefit Plans.....................................................................31
Section 4.15     Broker's Fees..............................................................................31
Section 4.16     Environmental Compliance...................................................................31
Section 4.17     Solvency...................................................................................31
Section 4.18     Disclosure.................................................................................32
Section 4.19     Use of Proceeds and Margin Security........................................................32
Section 4.20     Insurance..................................................................................32
Section 4.21     Separate Tax Lots..........................................................................32
Section 4.22     Investments................................................................................32
Section 4.23     Bankruptcy.................................................................................33
Section 4.24     Defaults...................................................................................33
Section 4.25     No Plan Assets.............................................................................33
Section 4.26     Governmental Plan..........................................................................33
Section 4.27     Not Foreign Person.........................................................................33
Section 4.28     No Collective Bargaining Agreements........................................................33


                                           ARTICLE V
                                 COVENANTS OF BORROWER PARTIES

Section 5.1      Financial Statements and Other Reports.....................................................33
Section 5.2      Existence; Qualification...................................................................36
Section 5.3      Payment of Impositions and Claims..........................................................36
Section 5.4      Maintenance of Insurance...................................................................37
Section 5.5      Maintenance of the Property; Alterations; Casualty.........................................40
Section 5.6      Inspection.................................................................................43
Section 5.7      Environmental Compliance...................................................................44
Section 5.8      Environmental Disclosure...................................................................44
Section 5.9      Compliance with Laws and Contractual Obligations...........................................45
Section 5.10     Further Assurances.........................................................................45
Section 5.11     Performance of Agreements and Leases.......................................................45
Section 5.12     Leases.....................................................................................46
Section 5.13     Management.................................................................................48
Section 5.14     Material Agreements........................................................................49
Section 5.15     Deposits; Application of Receipts..........................................................49
Section 5.16     Estoppel Certificates......................................................................49
Section 5.17     Indebtedness...............................................................................50
Section 5.18     Liens and Related Matters..................................................................51
Section 5.19     Contingent Obligations.....................................................................52
Section 5.20     Restriction on Fundamental Changes.........................................................52
Section 5.21     Transactions with Related Persons..........................................................52
Section 5.22     ERISA......................................................................................52
Section 5.23     Lender's Expenses..........................................................................53
Section 5.24     Tenant Estoppels...........................................................................53


                                           ARTICLE VI
                                            RESERVES

Section 6.1      Security Interest in Reserves; Other Matters Pertaining to Reserves........................53
Section 6.2      Funds Deposited with Lender................................................................54
Section 6.3      Impositions and Insurance Reserve..........................................................54
Section 6.4      Replacement Reserve........................................................................55
Section 6.5      Hazardous Materials Remediation Reserve....................................................55


                                          ARTICLE VII
                        DEPOSIT ACCOUNTS/CENTRAL ACCOUNT/CASH MANAGEMENT

Section 7.1      Establishment of Deposit Accounts and Central Account......................................56
Section 7.2      Flow of Funds..............................................................................57
Section 7.3      Application of Funds After Event of Default................................................57
Section 7.4      Holdback Account; Release of Holdback Amount...............................................57


                                          ARTICLE VIII
                                  DEFAULT, RIGHTS AND REMEDIES

Section 8.1      Event of Default...........................................................................60
Section 8.2      Acceleration and Remedies..................................................................62
Section 8.3      Performance by Lender......................................................................64


                                           ARTICLE IX
          SINGLE-PURPOSE, BANKRUPTCY-REMOTE REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 9.1      Applicable to Primary Borrower Parties.....................................................64
Section 9.2      Applicable to Member and the Borrowers.....................................................66


                                           ARTICLE X
                       RESTRUCTURING LOAN, SECONDARY MARKET TRANSACTIONS

Section 10.1     Secondary Market Transactions Generally....................................................67
Section 10.2     Cooperation; Limitations...................................................................68
Section 10.3     Information................................................................................68
Section 10.4     Additional Provisions......................................................................69


                                           ARTICLE XI
                    RESTRICTIONS ON LIENS, TRANSFERS; RELEASE OF PROPERTIES

Section 11.1     Restrictions on Transfer and Encumbrance...................................................69
Section 11.2     Transfers of Beneficial Interests in Borrowers.............................................70



Section 11.3     Reserved...................................................................................70
Section 11.4     Release of Properties......................................................................70


                                          ARTICLE XII
                               RECOURSE; LIMITATIONS ON RECOURSE

Section 12.1     Limitations on Recourse....................................................................72
Section 12.2     Partial Recourse...........................................................................73
Section 12.3     Miscellaneous..............................................................................73


                                          ARTICLE XIII
                         WAIVERS OF DEFENSES OF GUARANTORS AND SURETIES



                                          ARTICLE XIV
                                         MISCELLANEOUS

Section 14.1     Expenses and Attorneys' Fees...............................................................76
Section 14.2     Indemnity..................................................................................76
Section 14.3     Amendments and Waivers.....................................................................77
Section 14.4     Retention of Borrower's Documents..........................................................77
Section 14.5     Notices....................................................................................77
Section 14.6     Survival of Warranties and Certain Agreements..............................................79
Section 14.7     Failure or Indulgence Not Waiver; Remedies Cumulative......................................79
Section 14.8     Marshaling; Payments Set Aside.............................................................79
Section 14.9     Severability...............................................................................79
Section 14.10    Headings...................................................................................79
Section 14.11    APPLICABLE LAW.............................................................................79
Section 14.12    Successors and Assigns.....................................................................80
Section 14.13    Sophisticated Parties, Reasonable Terms, No Fiduciary Relationship.........................80
Section 14.14    Reasonableness of Determinations...........................................................80
Section 14.15    No Duty....................................................................................81
Section 14.16    Entire Agreement...........................................................................81
Section 14.17    Construction; Supremacy of Loan Agreement..................................................81
Section 14.18    Consent to Jurisdiction....................................................................81
Section 14.19    Waiver of Jury Trial.......................................................................81
Section 14.20    Counterparts; Effectiveness................................................................82
Section 14.21    Servicer...................................................................................82
Section 14.22    Obligations of Borrower Parties............................................................82
Section 14.23    Guaranties Unsecured.......................................................................82
Section 14.24    Confidentiality............................................................................83
Section 14.25    Joint and Several Obligations..............................................................83
Section 14.26    Trustee Exculpation........................................................................83

                           LOAN AND SECURITY AGREEMENT


                  This LOAN AND SECURITY AGREEMENT (this "Loan Agreement") is dated as of December 15, 2000 and entered into by and between BRIDGEPOINT PROPERTY TRUST, LAKEWOOD PROPERTY TRUST and 1600 MARKET STREET PROPERTY TRUST, each a Maryland real estate investment trust (collectively, the "Trust Borrowers"); CEDARS LA LLC, HERALD SQUARE LLC, and INDIANA AVENUE LLC, each, a Delaware limited liability company (collectively, the "LLC Borrowers"; and together with the Trust Borrowers, collectively, the "Borrowers"); and MERRILL LYNCH MORTGAGE LENDING, INC. a Delaware corporation (together with its successors and assigns, "Lender").

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Borrower Parties and Lender agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

Section 1.1 Certain Defined Terms. The terms defined below are used in this Loan Agreement as so defined. Terms defined in the preamble to this Loan Agreement are used in this Loan Agreement as so defined.

         "Accounts" means, collectively, the Deposit Accounts, the Central Account, the Sub-Accounts thereof, the Holdback Account, any Loss Proceeds Account and any other accounts pledged to Lender pursuant to this Loan Agreement or any other Loan Document.

         "Account Collateral" means all of the right, title and interest of the Borrowers in and to the Accounts, the Reserves, all monies and amounts which may from time to time be on deposit therein, all monies, checks, notes, instruments, documents, deposits, and credits from time to time in the possession of Lender representing or evidencing such Accounts and Reserves and all earnings and investments held therein and proceeds thereof.

         "Affiliate" means in relation to any Person, any other Person: (i) directly or indirectly controlling, controlled by, or under common control with, the first Person; (ii) directly or indirectly owning or holding fifty percent (50%) or more of any equity interest in the first Person; or (iii) fifty percent (50%) or more of whose voting stock or other equity interest is directly or indirectly owned or held by the first Person. In addition, the Affiliates of each Borrower Party include, without limitation, all other Borrower Parties, irrespective of whether they now or hereafter satisfy the foregoing criteria. For purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with") means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Where expressions such as "[name of party] or any Affiliate" are used, the same shall refer to the named party and any Affiliate of the named party.

         "Allocated Loan Amount" means the portion of the original Principal Balance allocated to each Property (which initially shall be the respective amounts with respect to such Property set forth on Exhibit C), as such amounts shall be adjusted from time to time as set forth in this Loan Agreement. Upon each adjustment in the Principal Balance (each, a "Total Adjustment"), whether as a result of amortization, prepayment or otherwise, each Allocated Loan Amount shall be increased or decreased, as the case may be, by an amount equal to the product of (i) the Total Adjustment and (ii) a fraction, the numerator of which is the applicable Allocated Loan Amount (prior to the adjustment in question) and the denominator of which is the Principal Balance prior to the adjustment to the Principal Balance resulting in the recalculation of the Allocated Loan Amount. However, when the Principal Balance is reduced as a result of the Lender's receipt of Loss Proceeds or Net Proceeds, the Allocated Loan Amount for the Property with respect to which the Loss Proceeds or Net Proceeds was received shall be reduced to zero (such Allocated Loan Amount prior to such reduction being referred to as the "Withdrawn Allocated Amount"), and each other Allocated Loan Amount shall (i) if the Withdrawn Allocated Amount exceeds such Loss Proceeds or Net Proceeds, as the case may be (such excess being referred to as the "Proceeds Deficiency"), be increased by an amount equal to the product of
(1) the Proceeds Deficiency and (2) a fraction (the "Allocation Fraction"), the numerator of which is the applicable Allocated Loan Amount (prior to the adjustment in question) and the denominator of which is the aggregate of all of the Allocated Loan Amounts other than the Withdrawn Allocated Amount or (ii) if such Loss Proceeds or Net Proceeds, as the case may be, are greater than the Withdrawn Allocated Amount (such excess being referred to as the "Proceeds Surplus"), be decreased by an amount equal to the product of (1) the Proceeds Surplus and (2) the Allocation Fraction for such Allocated Loan Amount. Notwithstanding the foregoing sentence, when the Principal Balance is reduced as a result of Lender's application of Loss Proceeds, the Allocated Loan Amount for the applicable Property shall not be reduced to zero (and the Allocated Loan Amounts for the other Properties shall not be adjusted pursuant to the foregoing provisions) unless the applicable Property is also being released from the Lien of the Mortgage relating to such Property pursuant to Section 5.5(G) hereof; and in the event that Loss Proceeds are applied to payment of the Obligation without release of the applicable Property from the lien of the related Mortgage pursuant to Section 5.5(G), then the Allocated Loan Amount for the applicable Property only shall be reduced by the amount of such Loss Proceeds so applied. In the event that any Property is released from the Lien of the Mortgages by defeasance in accordance with Section 11.4 hereof, the Allocated Loan Amount for the Property being released by defeasance (such Allocated Loan Amount, the "Released Allocated Amount"), shall be reduced to zero, and each other Allocated Loan Amount shall be reduced by an amount equal to the product of (1) the excess of (a) the Release Price for such Property over (b) the Released Allocated Amount, and (2) the Allocation Fraction for such Allocated Loan Amount.

         "Assignments of Leases" means, collectively, the Assignments of Leases and Rents of even date herewith from each of the Borrowers to Lender, constituting assignments of their respective right, title and interest in the Leases for each of the Properties and proceeds therefrom as Collateral for the Loan, as same may be amended or modified from time to time.

         "Assignment of Management Agreement" means that certain Assignment of Management Agreement of even date herewith executed by the Borrowers and current Manager, constituting an assignment of the Management Agreement as Collateral for the Loan, as same may be amended or modified from time to time.

         "Bankruptcy Code" means Title 11 of the United States Code, as amended from time to time, and all rules and regulations promulgated thereunder.

         "Borrowers" has the meaning set forth in the preamble.

         "Borrower   Party"  and  "Borrower   Parties"  mean,   individually  or
collectively, the Borrowers, Member and Guarantor.

         "Borrower Party Secretary" has the meaning set forth in Section 3.1.

         "Business Day" means any day excluding (i) Saturday, (ii) Sunday, (iii) any day which is a legal holiday under the laws of the State of New York, and
(iv) any day on which banking institutions located in such state are generally not open for the conduct of regular business.

         "Capital Expenditures" means expenditures for capital improvements, furnishings, fixtures and equipment (whether paid in cash or property or accrued as liabilities) made by a Borrower that, in conformity with GAAP, are required to be included in the property, plant, or equipment, or similar fixed asset account or otherwise capitalized.

         "Capital Expenditure Budget" means each Borrower's budget for Capital Expenditures for its Property, the costs of which are to be paid from the Replacement Reserve, which budget has been approved by Lender as and to the extent required hereunder.

         "Cash Management Agreement" means the Cash Management Agreement of even date herewith among the Borrowers, Lender, Manager and Central Account Bank, as same may be amended or modified from time to time.

         "Cedars Borrower" means Cedars LA LLC, a Delaware limited liability company.

         "Cedars Guaranty" means that certain Guaranty of even date herewith from Medical Office Buildings Ltd. and certain limited partners thereof to Lender guaranteeing a portion of the principal amount of the Loan.

         "Cedars Member" means HUB LA Limited Partnership, a Delaware limited partnership, which is the sole member of the Cedars Borrower.

         "Central Account" has the meaning set forth in Section 7.1

         "Central Account Bank" means First Union National Bank, a national banking association.

         "Claims" has the meaning set forth in Section 5.3.

         "Closing" means the funding of the Loan contemplated by this Loan Agreement.

         "Closing Date" means the date on which the Closing occurs.

         "Collateral" means rights, interests, and property of every kind, real and personal, tangible and intangible, which is granted, pledged, liened, or encumbered as security for the Loan or any of the other Obligations under this Loan Agreement, the Mortgages, the Cash Management Agreement or other Loan Documents, including without limitation the Properties, the Improvements, the Rents and the Accounts.

         "Compliance Certificate" has the meaning set forth in Section 5.1.

         "Contingent Obligation", as applied to any Person, means any direct or indirect liability, contingent or otherwise, of that Person: (A) with respect to any indebtedness, lease, dividend or other obligation of another if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; (B) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings; (C) under any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement designed to protect against fluctuations in interest rates; or (D) under any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect that Person against fluctuations in currency values. Contingent Obligations shall include (i) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another, (ii) the obligation to make take-or-pay or similar payments if required regardless of nonperformance by any other party or parties to an agreement, and (iii) any liability of such Person for the obligations of another through any agreement to purchase, repurchase or otherwise acquire such obligation or any property constituting security therefor, to provide funds for the payment or discharge of such obligation or to maintain the solvency, financial condition or any balance sheet item or level of income of another. For purposes of this definition, the amount of any Contingent Obligation at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "Contractual Obligation", as applied to any Person, means any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject including, without limitation, the Loan Documents.

         "Debt Service Coverage Ratio" shall mean, for any period,  the ratio of
(i) Underwritable Cash Flow for such period immediately preceding the date of calculation to (ii) the amount of principal and interest due under the Loan for such period.

         "Debt Service Sub-Account" has the meaning set forth in Section 7.1.

         "Default" means any breach or default under any of the Loan Documents, whether or not the same is an Event of Default, and also any condition or event that, after notice or lapse of time or both, would constitute an Event of Default if that condition or event were not cured or removed within any applicable grace or cure period.

         "Default Rate" has the meaning set forth in Section 2.2.

         "Deposit Accounts" has the meaning set forth in Section 7.1.

         "Dollars" and the sign "$" mean the lawful money of the United States of America.

         "Eligible Account" shall mean a separate and identifiable account from all other funds held by the holding institution, which account is either (i) an account maintained with an Eligible Bank or (ii) a segregated trust account maintained by a corporate trust department of a federal depository institution or a state chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations ss. 9.10(B), which has corporate trust powers and is acting in its fiduciary capacity and in either case having combined capital and surplus of at least $100,000,000 or otherwise acceptable to the Rating Agencies.

         "Eligible Bank" shall mean a bank that (i) satisfies the Rating Criteria and (ii) insures the deposits hereunder through the Federal Deposit Insurance Corporation.

         "Employee Benefit Plan" means any employee benefit plan within the meaning of Section 3(3) of ERISA (including any Multiemployer Plan) (i) which is maintained for employees of any Borrower or any Affiliate, (ii) which has at any time within the preceding six (6) years been maintained for the employees of any Borrower or any current or former Affiliate or (iii) for which any Borrower or any Affiliate has any liability, including contingent liability.

         "Environmental Claims" has the meaning set forth in Section 4.16.

         "Environmental Indemnity" means the Environmental Indemnity Agreement of even date herewith from the Borrowers and Guarantor to Lender, as same may be amended or modified from time to time.

         "Environmental Laws" means any federal, state, or local law, ordinance or regulation or any court judgment or order of any federal, state or local agency or regulatory body applicable to any Borrower or to any Property relating to industrial hygiene or to environmental or unsafe conditions including, but not limited to, those relating to the generation, manufacture, storage, handling, transportation, disposal, release, emission or discharge of Hazardous Material, those in connection with the construction, fuel supply, power generation and transmission, waste disposal or any other operations or processes relating to any Property, and those relating to the atmosphere, soil, surface and ground water, wetlands, stream sediments and vegetation on, under, in or about any Property. "Environmental Laws" also shall include, but not be limited to, the Comprehensive Environmental Response, Compensation and Liability Act, the Hazardous Materials Transportation Act, the Resource Conservation and Recovery Act, the Solid Waste Disposal Act, the Clean Water Act, the Clean Air Act, the Toxic Substance Control Act, the Safe Drinking Water Act and the Occupational Safety and Health Act, and all regulations adopted in respect to the foregoing laws.

         "Environmental Reports" means, collectively, the environmental reports and audits with respect to each of the Properties listed on Schedule 4.16.

         "ERISA" means the Employee Retirement Income Security Act of 1974, and all rules and regulations promulgated thereunder.

         "Event of Default" has the meaning set forth in Section 8.1.

         "Excess Interest" has the meaning set forth in Section 2.2.

         "Existing GSA Leases" has the meaning set forth in Section 7.4(A).

         "Financial Statements" means (i) statements of operations and retained earnings, statements of cash flow, and balance sheets and (ii) such other financial reports as the subject entity shall routinely and regularly prepare.

         "Financing Statements" means the Uniform Commercial Code Financing Statements naming the applicable Borrower Parties as debtor, and Lender as secured party, required under applicable state law to perfect the security interests created hereunder or under the other Loan Documents.

         "First Payment Date" has the meaning set forth in Section 2.4(A).

         "Fitch" means Fitch, Inc.

         "GAAP" means generally accepted accounting principles as in effect in the United States of America from time to time.

         "Gross Revenues" means, without duplication, all revenue derived from the ownership and operation of the Properties by the Borrowers from whatever source determined on a GAAP basis, including, but not limited to, Rents, but excluding sales, use and occupancy or other taxes on receipts required to be accounted for by the Borrowers to any governmental authority, non-recurring revenues as reasonably determined by Lender (e.g. proceeds from a sale of assets or refinancing), security deposits (except to the extent determined by Lender to be properly utilized to offset a loss of Rent), refunds and uncollectible accounts, proceeds of casualty insurance and condemnation awards (other than business interruption or other loss of income insurance related to business interruption or loss of income for the period in question), and any disbursements to the Borrowers from the Reserve Sub-Accounts or any other fund established by the Loan Documents or any proceeds from the sale or refinancing of any Property or recapitalization of any Borrower. In addition, if required by Lender, income accrued but not paid in cash during an accounting period shall be discounted for an allowance for doubtful accounts in a manner consistent with historical net realizable value.

         "Ground Leased Properties" means the Properties covered by the Ground Leases as set forth on Exhibit B attached hereto.

         "Ground Leases" means the Ground Leases described on Exhibit B attached hereto pursuant to which certain Borrowers hold leasehold interests in and to the Ground Leased Properties.

         "Ground Lessor" means the Person that holds the ground lessor's interest under a Ground Lease as set forth on Exhibit B attached hereto.

         "GSA" has the meaning set forth in Section 7.4(A).

         "GSA Premises" has the meaning set forth in Section 7.4(A).

         "Guaranty" means the Guaranty of Non-Recourse Exceptions of even date herewith executed by Guarantor in favor of Lender, as same may be amended or modified from time to time.

         "Guarantor" means HUB Realty College Park I, LLC, a Maryland limited liability company.

         "Hazardous Material" means all or any of the following: (i) substances, materials, compounds, wastes, products, emissions and vapors that are defined or listed in, regulated by, or otherwise classified pursuant to, any applicable Environmental Laws, including any so defined, listed, regulated or classified as "hazardous substances", "hazardous materials", "hazardous wastes", "toxic substances", "pollutants", "contaminants", or any other formulation intended to regulate, define, list or classify substances by reason of deleterious, harmful or dangerous properties; (ii) waste oil, oil, petroleum or petroleum derived substances, natural gas, natural gas liquids or synthetic gas and drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources;
(iii) any flammable substances or explosives or any radioactive materials; (iv) asbestos in any form; (v) electrical or hydraulic equipment which contains any oil or dielectric fluid containing polychlorinated biphenyls; (vi) radon; or
(vii) urea formaldehyde.

         "Hazardous Materials Remediation Reserve" means the Reserve established pursuant to Section 6.5.

         "Holdback Account" has the meaning set forth in Section 7.4(A).

         "Holdback Amount" has the meaning set forth in Section 7.4(A).

         "Holdback Release Amount " has the meaning set forth in Section 7.4(A).

         "HRPT" means HRPT Properties Trust, a Maryland real estate investment trust.

         "Impositions" means (A) all real estate and personal property taxes, and vault charges and all other taxes, levies, assessments and other similar charges, general and special, ordinary and extraordinary, foreseen and unforeseen, of every kind and nature whatsoever (including any payments in lieu of taxes), which at any time prior to, at or after the execution hereof may be assessed, levied or imposed by, in each case, a governmental authority upon any Property or the rents relating thereto or upon the ownership, use, occupancy or enjoyment thereof, and any interest, cost or penalties imposed by such governmental authority with respect to any of the foregoing and (B) all rents payable under any Ground Lease (excluding any such rents prepaid under any Ground Lease on the date hereof). Impositions shall not include any sales or use taxes payable by any Borrower.

         "Impositions and Insurance Reserve" means the reserve established pursuant to Section 6.3.

         "Improvements" means all buildings, structures and improvements of every kind and nature existing and to be constructed upon the land which comprises any portion of any Property.

         "Indebtedness" or "indebtedness", as applied to any Person, means: (A) all indebtedness for borrowed money; (B) that portion of obligations with respect to leases that is properly classified as a liability on a balance sheet in conformity with GAAP (excluding any prepaid rents under Leases); (C) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money; (D) any obligation owed for all or any part of the deferred purchase price of property or services if the purchase price is due more than six months from the date the obligation is incurred or is evidenced by a note or similar written instrument; and (E) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person.

         "Indemnified Liabilities" has the meaning set forth in Section 14.2.

         "Indiana Avenue Borrower" means Indiana Avenue LLC, a Delaware limited liability company.

         "Indiana Avenue Property" means the Property located at 625 Indiana Avenue, N.W., Washington, D.C.

         "Initial Interest Rate" has the meaning set forth in Section 2.2(A).

         "Insurance Premiums" means the annual insurance premiums for the insurance policies required to be maintained by the Borrowers with respect to the Properties under Section 5.4.

         "Interest Rate" has the meaning set forth in Section 2.2.

         "Involuntary Borrower Party Bankruptcy" means any involuntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, in which any Borrower Party is a debtor or all or any portion of any Property is property of the estate therein.

         "IRC" means the Internal Revenue Code of 1986, and any rule or regulation promulgated thereunder from time to time, in each case as amended.

         "IRS" means the Internal Revenue Service or any successor thereto.

         "Knowledge": Whenever in this Loan Agreement or any of the Loan Documents, or in any document or certificate executed on behalf of any Borrower Party pursuant to this Loan Agreement or any of the Loan Documents, reference is made to the knowledge of Borrower or any other Borrower Party (whether by use of the words "knowledge" or "known", or other words of similar meaning, and whether or not the same are capitalized), such shall be deemed to refer to the actual knowledge, without duty of independent inquiry or investigation (except that the persons described in clause (i) shall make reasonable inquiry of the persons described in clause (ii) below), of (i) John A. Mannix, John C. Popeo, David M. Lepore and Jennifer B. Clark; and (ii) the individuals owning interests in or employed by any Borrower Party with whom the persons mentioned in clause (i) above would reasonably be expected to consult for information on the subject matter, including without limitation, the property manager, maintenance supervisor, or other individuals with responsibility for management of the Property and/or the applicable entity.

         "Lease" means any lease, tenancy, license, sublease, assignment and/or other rental or occupancy agreement (including, without limitation, any and all guarantees of any of the foregoing) heretofore or hereafter entered into affecting the use, enjoyment or occupancy of any Property or any portion thereof, including any extensions, renewals, modifications or amendments thereof.

         "Lender"  is defined in the preamble.

         "Lien" means any lien, mortgage, pledge, security interest, charge or encumbrance of any kind, whether voluntary or involuntary, (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

         "LLC Borrowers" has the meaning set forth in the preamble.

         "Loan" has the meaning set forth in Section 2.1.

         "Loan Agreement" means this Loan and Security Agreement, as same may be amended or modified from time to time (including all schedules, exhibits, annexes and appendices hereto).

         "Loan Documents" means this Loan Agreement, the Note, the Mortgages, the Assignments of Leases, the Assignment of Management Agreement, the Guaranty, the Environmental Indemnity, the Financing Statements, the Cash Management Agreement, the Cedars Guaranty and any and all other documents and agreements accepted by Lender for the purposes of evidencing and/or securing the Loan.

         "Loss Proceeds" means, in the event of a casualty or condemnation affecting any Property, the insurance proceeds received under any insurance policy in connection with such casualty or the condemnation award or proceeds received in respect of any such condemnation, in either case, less all reasonable costs and expenses incurred by Lender or Borrower, as the case may be, in connection with the adjustment, settlement and collection of such insurance proceeds or condemnation award, including, without limitation, reasonable attorneys' fees and disbursements.

         "Loss Proceeds Account" has the meaning given thereto in the Cash Management Agreement.

         "Major Lease" means for any Property any Lease demising (together with all other Leases to the same tenant or any Affiliate thereof) more than 75,000 square feet; provided, however, that if as a result of the sale, transfer or issuance of any stock of HRPT or any recapitalization or restructuring of HRPT, HRPT shall hereafter be controlled by (as defined in the definition of "Affiliate") any Person (not having at least an investment grade rating ("BBB-" or its equivalent) by at least two of the Rating Agencies, or if the surviving Person in connection with any merger or consolidation of HRPT with or into another Person, does not have at least an investment grade rating ("BBB-" or its equivalent) by at least two of the Rating Agencies, then from and after the effective date of any such transaction, for purposes hereof "Major Lease" shall mean any Lease demising (together with all other Leases to the same tenant or any Affiliate thereof) more than 50,000 square feet of any Property.

         "Management Agreement" means the management agreement for the Properties in effect on the date hereof between the Borrowers and the current Manager and any management agreement which may hereafter be entered into in accordance with the terms and conditions hereof, pursuant to which any subsequent Manager may hereafter manage the Property.

         "Management Fee" means the fee earned by Manager pursuant to the terms of the Management Agreement.

         "Manager" means REIT Management & Research, Inc., the current manager of the Properties, or such other Person as may hereafter be charged with management of the Properties pursuant to a Management Agreement in accordance with the terms and conditions hereof.

         "Material Adverse Effect" means (A) a material adverse effect upon the business, operations, properties, assets or condition (financial or otherwise) of any Borrower or any other Borrower Party taken as a whole, or (B) the material impairment of the ability of any Borrower or any other Borrower Party to perform its material obligations under any Loan Documents, or (C) the impairment of the ability of Lender to enforce or collect any of the Obligations. In determining whether any individual event would result in a Material Adverse Effect, notwithstanding that such event does not of itself have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then occurring events and existing conditions would result in a Material Adverse Effect.

         "Material Alteration" means any improvement or alteration affecting structural elements of any Property the cost of which exceeds five percent (5%) of the Allocated Loan Amount for such Property; provided, however, that in no event shall (i) any tenant improvement work performed pursuant to any Lease existing on the date hereof or entered into hereafter in accordance with the provisions of this Loan Agreement or (ii) alterations performed as part of a Restoration, constitute a Material Alteration.

         "Maturity Date" shall mean January 31, 2011, or such other date on which the final payment of principal of the Note becomes due an payable as therein or herein provided, whether at such stated maturity date, by acceleration, or otherwise.

         "Maximum Rate" has the meaning set forth in Section 2.2(D).

         "Member" means SP Holding Property Trust, a Maryland real estate investment trust, which is (i) the sole member of each of the LLC Borrowers except for the Cedars Borrower (as to which the Cedars Member is the sole member) and (ii) the sole shareholder of each of the Trust Borrowers.

         "Monthly  Debt  Service  Payment  Amount"  has the meaning set forth in
Section 2.4(A).

         "Moody's" means Moody's Investors Service.

         "Mortgages" means, collectively, (i) that certain Mortgage Assignment of Leases and Rents, Security Agreement and Fixture Filing and (ii) those certain Deeds of Trust, Assignments of Leases and Rents, Security Agreements and Fixture Filings of even date herewith from the Borrowers to Lender, constituting Liens on the respective Properties or Ground Leases, as the case may be, as Collateral for the Loan as same may be modified or amended from time to time.

         "Multiemployer Plan" means a "multiemployer plan" as defined in Section 3(37) or Section 4001(a)(3) of ERISA to which Borrower or any Affiliate is making, or is accruing an obligation to make, contributions or has made, or been obligated to make, contributions within the preceding six (6) years, or for which Borrower or any Affiliate has any liability, including contingent liability.

         "Net Proceeds" means, with respect to any Property, (i) either (x) unless clause (y) below applies, the purchase price actually received by Lender from a third party purchaser with respect to such Property as a result of the exercise by Lender of its rights, powers, privileges and other remedies after the occurrence of an Event of Default or (y) in the event that Lender is the purchaser at foreclosure of such Property, the amount of Lender's credit bid, in either case less (ii) all reasonable costs and expenses, including, without limitation, all reasonable attorneys' fees and disbursements and any brokerage fees, if applicable, incurred by Lender in connection with the exercise of such remedies.

         "New GSA Leases" has the meaning set forth in Section 7.4(A).

         "Note" has the meaning set forth in Section 2.1.

         "O&M Plans" has the meaning set forth in Section 5.7(D).

         "Obligations" means all obligations, liabilities and indebtedness of every nature of each of the Borrowers from time to time owed to Lender under the Loan Documents, including the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable under the Loan Documents whether before or after the filing of a proceeding under the Bankruptcy Code by or against any Borrower.

         "Operating Budget" means each Borrower's budget setting forth such Borrower's best estimate, after due consideration, of all revenue, costs, and expenses, Gross Revenues and

Operating Expenses, for the Property owned or leased by such Borrower which budget has been reasonably approved by Lender if and to the extent required hereunder.

         "Operating Expenses" means all costs and expenses accrued in accordance with GAAP relating to the operation, maintenance, repair, use and management of the Properties, including, without limitation, utilities, repairs and maintenance, insurance, property taxes and assessments, advertising expenses, payroll and related taxes, equipment lease payments, actual management fees and all amounts paid into Reserves but excluding (i) principal, interest and other payments made by the Borrowers under the Loan Documents, (ii) depreciation, amortization and other non-cash expenses of the Properties; provided, however such costs and expenses shall be subject to reasonable adjustment by Lender to normalize such costs and expenses, (iii) capital expenditures and other costs and expenses to the extent paid from Reserves and (iv) any rents prepaid under the Ground Leases on the date hereof (to the extent such prepaid rents or amortization thereof would otherwise be included in operating expenses in accordance with GAAP).

         "Outside Director" is defined in Section 9.2.

         "Payment Date" has the meaning set forth in Section 2.4(A).

         "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

         "Pension Plan" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Part 3 of Title I of ERISA, Title IV of ERISA or Section 412 of the IRC and (i) which is maintained for employees of Borrower, or any of its ERISA Affiliates, (ii) which has at any time within the preceding six (6) years been maintained for the employees of Borrower or any of its current or former ERISA Affiliates, or (iii) for which Borrower or any ERISA Affiliate has any liability, including contingent liability.

         "Permitted Encumbrances" means (i) the Mortgages and the other Liens of the Loan Documents in favor of Lender; (ii) the items shown in Schedule B to the Title Policies as of Closing; (iii) future liens for property taxes and assessments not then delinquent; (iv) Liens for Impositions not yet due and payable or Liens arising after the date hereof which are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted in accordance with Section 5.3(B) hereof; (v) in the case of Liens arising after the date hereof, statutory Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens arising by operation of law, which are incurred in the ordinary course of business and discharged by a Borrower by payment, bonding or otherwise within thirty (30) days after the filing thereof or which are being contested in good faith in accordance with Section 5.3(B) hereof; (vi) Liens arising from reasonable and customary purchase money financing of personal property and equipment leasing to the extent the same are created in the ordinary course of business in accordance with Section 5.17(B) hereof; (vii) all easements, rights-of-way, restrictions and other similar charges or non-monetary encumbrances against real property which do not materially and adversely affect (A) the ability of any Borrower to pay any of its obligations to any Person as and when due, (B) the marketability of title to any Property, (C) the fair market value of any Property, or (D) the use or operation of any Property as of the Closing Date and thereafter; (viii) rights of existing and future tenants, as tenants only, pursuant to the Leases; and (ix) any other Lien to which Lender may expressly consent in writing.

         "Permitted   Investments"  has  the  meaning  set  forth  in  the  Cash
Management Agreement.

         "Person" means and includes natural persons, corporations, limited liability companies, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof and their respective permitted successors and assigns (or in the case of a governmental Person, the successor functional equivalent of such Person).

         "Pre-Existing Condition" has the meaning set forth in Section 5.5.

         "Prepayment Consideration" has the meaning set forth in Section 2.6.

         "Principal Balance" means the outstanding principal balance of the Loan from time to time.

         "Primary Borrower Parties" means, collectively, the Borrowers and Member.

         "Properties" means the properties (including land and Improvements) listed on Exhibit A attached hereto which serve as Collateral for the Loan and which shall be encumbered by and are more particularly described in the respective Mortgages.

         "Property Release" has the meaning set forth in Section 11.4.

         "Rating Agency" shall mean any of S&P, Moody's, Fitch, or any other nationally-recognized statistical rating organization designated by Lender in its sole discretion.

         "Rating Confirmation" with respect to the transaction or matter in question, shall mean: (i) if all or any portion of the Loan, by itself or together with other loans, has been the subject of a Securitization, then each applicable Rating Agency shall have confirmed in writing that such transaction or matter shall not result in a downgrade, qualification, or withdrawal of any rating then in effect for any class of certificates or other securities issued in connection with such Securitization; and (ii) if the Loan has not been the subject of a Securitization, then Lender shall have determined in its reasonable discretion (taking into consideration such factors as Lender may determine, including the attributes of the loan pool in which the Loan might reasonably be expected to be securitized) that no rating for any certificate or other securities that would be issued in connection with Securitization of such portion of the Loan would be downgraded, qualified, or withheld by reason of such transaction or matter.

         "Rating Criteria" with respect to any Person, shall mean that (i) the short-term unsecured debt obligations of such Person are rated at least "A-1" by S&P, "P-1" by Moody's and "F-1+" by Fitch, if deposits are held by such Person for a period of less than one year, or (ii) the long-term unsecured debt obligations of such Person are rated at least "AA-" by S&P, "Aa2" by Moody's and "AA" by Fitch, if deposits are held by such Person for a period of one year or more.

         "Receipts" means all revenues, receipts and other payments of every kind arising from ownership or operation of the Properties and received by the Borrowers or Affiliates thereof including, without limitation, all warrants, stock options, or equity interests in any tenant, licensee or other Person occupying space at, or providing services related to or for the benefit of, the Properties received by the Borrowers or Affiliates thereof in lieu of rent or other payment.

         "Related Person" means in relation to any Person, any other Person that is (i) an Affiliate of the first Person; (ii) the sibling of the first Person or of the Affiliate; (iii) the then-current and former spouses of the first Person or of the Affiliate; (iv) a Person that shares or has shared a residence with the first Person or with the Affiliate; (v) the ancestor or descendant of the first Person or of any other Person described in this items (i) through (iv) above; or (vi) any other Person that, by reason of familial, economic, social or other relationship, would reasonably be expected to favor the first Person or to act as requested by the first Person. Where expressions such as "[name of party] or any Related Person" are used, the same shall refer to the named party and any Related Person of the named party.

         "Release Date" has the meaning set forth in Section 11.4.

         "Release Price" means, with respect to any Property, an amount equal to 125% of the Allocated Loan Amount relating to such Property.

         "Rent Rolls" has the meaning set forth in Section 3.1.

         "Rents" has the meaning set forth in the Granting Clauses of each of the Mortgages.

         "Replacement Reserve" means the reserve established pursuant to Section 6.4.

         "Reserves" means the reserves held by or on behalf of Lender pursuant to this Loan Agreement or other Loan Documents, including without limitation, the reserves established pursuant to Article VI.

         "Reserve Sub-Accounts" has the meaning set forth in Section 7.1.

         "Restoration" has the meaning set forth in Section 5.5(B).

         "Restoration Threshold" means, for any Property, an amount equal to 5% of the Allocated Loan Amount for such Property.

         "S&P" shall mean Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc.

         "Secondary  Market  Transaction"  has the  meaning set forth in Section
10.1.

         "Securities" (whether or not capitalized) means any stock, shares, voting trust certificates, bonds, debentures, options, warrants, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

         "Securitization" means a public or private rated offering of securities representing direct or indirect interests in one or more mortgage loans or the right to receive income therefrom.

         "Servicer" means a servicer selected by Lender from time to time in its sole discretion to service the Loan.

         "Sub-Accounts" has the meaning set forth in Section 7.1.

         "Subordinate Lender" has the meaning set forth in Section 5.17.

         "Subordinate Loan" has the meaning set forth in Section 5.17.

         "Subordinate Loan Documents" has the meaning set forth in Section 5.17.

         "Survey" has the meaning set forth in Section 3.1(H).

         "Tax Liabilities" has the meaning given to such term in Section 2.8.

         "Title Company" means Lawyers Title Insurance Company, or such other national title insurance company as may be reasonably acceptable to Lender.

         "Title Policies" means the mortgage policies of title insurance pertaining to the Mortgages issued to Lender in connection with the Closing meeting the requirements of Section 3.1(G).

         "Trust Borrowers" has the meaning set forth in the preamble.

         "Underwritable Cash Flow" means for any period the excess of Gross Revenues over Operating Expenses for such period as determined by Lender. Underwritable Cash Flow (including determination of any necessary adjustments to Gross Revenues or Operating Expenses) shall be calculated by Lender based upon Lender's sole good faith determination of Rating Agency criteria.

         "Waiving Party" has the meaning set forth in Article XIII.

         "Yield Maintenance Amount" has the meaning set forth in Section 2.6(C).

Section 1.2 Accounting Terms.

         Except as otherwise expressly provided herein, all accounting terms not otherwise defined herein shall have the meanings assigned to such terms in conformity with GAAP.

Section 1.3 Other Definitional Provisions.

         References to "Articles", "Sections", "Subsections", "Exhibits" and "Schedules" shall be to Articles, Sections, Subsections, Exhibits and Schedules, respectively, of this Loan

Agreement unless otherwise  specifically  provided.  Any of the terms defined in
Section 1.1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. In this Loan Agreement, "hereof", "herein", "hereto", "hereunder" and the like mean and refer to this Loan
Agreement as a whole and not merely to the specific article, section, subsection, paragraph or clause in which the respective word appears; words importing any gender include the other genders; references to "writing" include printing, typing, lithography and other means of reproducing words in a tangible visible form; the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; and any reference to any statute or regulation may include any amendments of same and any successor statutes and regulations. Further, (i) any reference to any agreement or other document shall include subsequent amendments, assignments, and other modifications thereto, and
(ii) any reference to any Person may include such Person's respective permitted successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons.

                                   ARTICLE II
                                TERMS OF THE LOAN

Section 2.1 Loan.

         (A) Loan. Subject to the terms and conditions of this Loan Agreement and in reliance upon the representations and warranties of the Borrowers contained herein, Lender agrees to lend to the Borrowers, and the Borrowers jointly and severally agree to borrow from Lender, a loan in the amount of $260,000,000 (such loan and the obligation of the Borrowers to repay the same together with all interest and other amounts from time to time owing hereunder may be referred to as the "Loan").

         (B) Note. On the Closing Date, each of the Borrowers shall execute and deliver to Lender a Promissory Note, dated of even date herewith (as amended, modified or restated, and any replacement notes therefor, the "Note"), made by the Borrowers to the order of Lender, in the original principal amount of $260,000,000.

         (C) Use of Proceeds. The proceeds of the Loan funded at Closing shall be used to (i) repay any existing indebtedness secured by any mortgage encumbering all or any part of the Properties; (ii) pay all recording fees and taxes, title insurance premiums, the reasonable costs and expenses incurred by Lender, including the legal fees and expenses of counsel to Lender, and other costs and expenses approved by Lender (which approval will not be unreasonably withheld) related to the Loan; (iii) establish the Reserves required hereunder and (iv) to prepay ground rent under the Ground Leases in accordance with the terms thereof. The remaining proceeds of the Loan, if any, shall be disbursed to Borrower; provided, however, that any and all such remaining proceeds of the Loan will be used for commercial purposes only and will not be used for personal, family, agricultural or household use.

Section 2.2 Interest.

         (A) Rate of Interest. The outstanding principal balance of the Loan shall bear interest at a rate per annum equal to six and eight-hundred fourteen one-thousandths percent

(6.814%) (the "Interest Rate") during the period from the Closing Date through and including the Maturity Date.

         (B) Default Rate. Notwithstanding the foregoing, upon the occurrence and during the continuance of an Event of Default and in any event from and after the Maturity Date of the Loan, the outstanding principal balance of the Loan and all other Obligations shall bear interest until paid in full at a rate per annum that is five percent (5.0%) in excess of the Interest Rate otherwise applicable under this Loan Agreement and the Note (the "Default Rate").

         (C) Computation of Interest. Interest on the Loan and all other Obligations owing to Lender shall be computed on the basis of a 360-day year, and shall be charged for the actual number of days elapsed during any month or other accrual period. Interest shall be payable in arrears.

         (D) Interest Laws. Notwithstanding any provision to the contrary contained in this Loan Agreement or the other Loan Documents, the Borrowers shall not be required to pay, and Lender shall not be permitted to collect, any amount of interest in excess of the maximum amount of interest permitted by law ("Excess Interest"). If any Excess Interest is provided for or determined by a court of competent jurisdiction to have been provided for in this Loan Agreement or in any of the other Loan Documents, then in such event: (1) the provisions of this subsection shall govern and control; (2) the Borrowers shall not be obligated to pay any Excess Interest; (3) any Excess Interest that Lender may have received hereunder shall be, at Lender's option, (a) applied as a credit against either or both of the outstanding principal balance of the Loan or accrued and unpaid interest thereunder (not to exceed the maximum amount permitted by law), (b) refunded to the payor thereof, or (c) any combination of the foregoing; (4) the interest rate(s) provided for herein shall be automatically reduced to the maximum lawful rate allowed from time to time under applicable law (the "Maximum Rate"), and this Loan Agreement and the other Loan Documents shall be deemed to have been and shall be, reformed and modified to reflect such reduction; and (5) the Borrowers shall not have any action against Lender for any damages arising out of the payment or collection of any Excess Interest. Notwithstanding the foregoing, if for any period of time interest on any Obligation is calculated at the Maximum Rate rather than the applicable rate under this Loan Agreement, and thereafter such applicable rate becomes less than the Maximum Rate, the rate of interest payable on such Obligations shall, to the extent permitted by law, remain at the Maximum Rate until Lender shall have received or accrued the amount of interest which Lender would have received or accrued during such period on Obligations had the rate of interest not been limited to the Maximum Rate during such period. If the Default Rate shall be finally determined to be unlawful, then the applicable Interest Rate shall be applicable during any time when the Default Rate would have been applicable hereunder, provided however that if the Maximum Rate is greater or lesser than the applicable Interest Rate, then the foregoing provisions of this paragraph shall apply.

         (E) Late Charges. If an Event of Default relating to non-payment of principal, interest or other sums due hereunder or under any of the other Loan Documents shall occur, then the Borrowers shall pay to Lender, in addition to all sums otherwise due and payable, a late fee in an amount equal to five percent (5.0%) of such principal, interest or other sums due hereunder or under any other Loan Document (or, in the case of a partial payment, the unpaid portion thereof), such late charge to be immediately due and payable without demand by Lender.

         (F) Additional Administrative Fee. In addition to the Default Rate provided for above, upon failure of any Borrower Party to deliver any of the financial statements, reports or other information required to be delivered to Lender as provided in Section 5.1 hereof upon their due dates, if any such failure shall continue for fifteen (15) Business Days following notice thereof from Lender, the Borrowers shall pay to Lender together with the scheduled monthly payments of principal and interest on the Note, for each month or portion thereof that any such financial statement, report or other information remains undelivered, an administrative fee in the amount of Two Thousand Dollars ($2,000). The Borrowers agree that such administrative fee (i) is a fair and reasonable fee necessary to compensate Lender for its additional administrative costs under the circumstances, (ii) is not a penalty and (iii) is necessary to compensate Lender for increased costs and obligations to third parties in connection with the planned Securitization of the Loan.

Section 2.3 Reserved.

Section 2.4 Payments.

         (A) Payments of Interest and Principal. The Borrowers shall make a payment to Lender of interest only on the Closing Date for the period from the Closing Date through the last day of the calendar month in which the Closing Date occurs. Commencing on the first day of the second calendar month following the Closing (the "First Payment Date") and continuing on the first day of each calendar month thereafter (each, a "Payment Date") through and including the Maturity Date, Borrower shall make equal monthly payments of principal and interest in the amount of $1,697,430.85 (the "Monthly Debt Service Payment Amount"). Each payment shall be applied first to accrued and unpaid interest and the balance to principal. The Monthly Debt Service Payment Amount was calculated using a thirty (30) year amortization schedule based upon a 360 day year comprised of twelve-30 day months.

         (B) Date and Time of Payment. The Borrowers shall receive credit for payments on the Loan which are transferred to the account of Lender as provided below (i) on the day that such funds are received by Lender if such receipt occurs by 1:00 p.m. (New York time) on such day, or (ii) on the next succeeding Business Day after such funds are received by Lender if such receipt occurs after 1:00 p.m. (New York time). Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, the payment may be made on the next succeeding Business Day.

         (C) Manner of Payment. The Borrowers promises to pay all of the Obligations relating to the Loan as such amounts become due or are declared due pursuant to the terms of this Loan Agreement. All payments by the Borrowers on the Loan shall be made without deduction, defense, set off or counterclaim and in immediately available funds delivered to Lender by wire transfer to such accounts at such banks as Lender may from time to time designate.

Section 2.5 Maturity. To the extent not sooner due and payable in accordance with the Loan Documents, the then outstanding principal balance of the Loan, all accrued and unpaid interest thereon the applicable Prepayment Consideration (if any), and all other sums then owing to

Lender hereunder and under the Note, the Mortgages and the other Loan Documents, shall be due and payable on the Maturity Date.

Section 2.6 Prepayment.

         (A) Limitation on Prepayment; Prepayment Consideration Due on Acceleration. The Borrowers shall have no right to prepay the Loan in whole or part at any time, except as expressly set forth in this provision. On and after August 1, 2010, the Borrowers may prepay the Loan in whole, but not in part, without payment of Prepayment Consideration, provided that (i) the Borrowers shall provide to Lender not less than 30 days prior written notice of such prepayment, (ii) together with such prepayment the Borrowers also shall pay all accrued and unpaid interest and all other Obligations and (iii) if such prepayment occurs on any day other than the first day of a calendar month, then together therewith the Borrowers also shall pay to Lender the amount of interest that would have accrued on the amount being prepaid from and including the date of such prepayment to the first day of the following calendar month. Notwithstanding the foregoing, the Borrowers shall have the right to obtain the release of Properties from the lien of the Mortgages by defeasance in accordance with the terms and conditions of the Note and subject to the conditions of
Section 11.4 hereof.

         (B) Prepayment Consideration Due. If any prepayment of all or any portion of the Loan shall occur prior to August 1, 2010, whether such prepayment is voluntary, involuntary, on account of acceleration of the Loan (whether or not due to an Event of Default), or otherwise, then except only as expressly provided herein to the contrary, the Borrowers shall be required to pay the Prepayment Consideration to Lender together with such prepayment, as liquidated damages and compensation for costs incurred, and in addition to all other amounts due and owing to Lender. Notwithstanding the foregoing, no Prepayment Consideration will be due as to a prepayment of insurance or condemnation proceeds required by Lender pursuant to this Loan Agreement or the Mortgages in the absence of an Event of Default. The foregoing designation of any amount of Prepayment Consideration in this Agreement shall not create a right to prepay at any time or in any circumstances where this Agreement does not expressly state that such a right exists.

         (C) Definitions. The following terms shall have the meanings indicated:

                  "Prepayment Consideration" shall mean an amount equal to the greater of (i) one percent (1%) of the Loan balance at the time of prepayment and (ii) the Yield Maintenance Amount.

                  "Yield Maintenance Amount" shall mean the positive difference, if any, between (i) the present value on the date of prepayment (by acceleration or otherwise) of all future installments of principal and interest which the Borrowers would otherwise be required to pay under the Note from the date of such prepayment until the Maturity Date absent such prepayment, including the unpaid principal amount which might otherwise be due upon the Maturity Date absent such prepayment, with such present value being determined by the use of a discount rate equal to the yield to maturity (adjusted to a "Mortgage Equivalent Basis" pursuant to the standards and practices of the Securities Industry
Association), on the date of such prepayment of the United States Treasury Security having the term to maturity closest to what otherwise would have been the remaining term hereof absent such prepayment and
(ii) the principal balance of the Loan on the date of such prepayment.

Section 2.7 Outstanding Balance. The balance on Lender's books and records shall be presumptive evidence (absent manifest error) of the amounts owing to Lender by the Borrowers; provided that any failure to record any transaction affecting such balance or any error in so recording shall not limit or otherwise affect any Borrower's obligation to pay the Obligations.

Section 2.8 Taxes. Any and all payments or reimbursements made hereunder or under the Note shall be made free and clear of and without deduction for any and all taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto arising out of or in connection with the transactions contemplated by the Loan Documents (all such taxes, levies, imposts, deductions, charges or withholdings and all liabilities with respect thereto excluding taxes imposed on net income in accordance with the following sentence herein "Tax Liabilities"). Notwithstanding the foregoing, the Borrowers shall not be liable for taxes imposed on the net income of Lender by the jurisdiction under the laws of which Lender is organized or doing business or any political subdivision thereof and taxes imposed on its net income by the jurisdiction of Lender's applicable lending office or any political subdivision thereof. If the Borrowers shall be required by law to deduct any such Tax Liabilities (or amounts in estimation or reimbursement for the same) from or in respect of any sum payable hereunder to Lender, then the sum payable hereunder shall be increased as may be necessary so that, after making all required deductions, Lender receives an amount equal to the sum it would have received had no such deductions been made.

Section 2.9 Reasonableness of Charges. Borrower Parties agree that (i) the actual costs and damages that Lender would suffer by reason of an Event of Default (exclusive of the attorneys' fees and other costs incurred in connection with enforcement of Lender's rights under the Loan Documents) or a prepayment would be difficult and needlessly expensive to calculate and establish, and (ii) the amounts of the Default Rate, the late charges, and the Prepayment Consideration are reasonable, taking into consideration the circumstances known to the parties at this time, and (iii) such Default Rate and late charges and Lender's reasonable attorneys' fees and other costs and expenses incurred in connection with enforcement of Lender's rights under the Loan Documents shall be due and payable as provided herein, and (iv) such Default Interest, late charges, Prepayment Consideration, and the obligation to pay Lender's reasonable attorneys' fees and other enforcement costs do not, individually or collectively, constitute a penalty.

                                  ARTICLE III
                               CONDITIONS TO LOAN

Section 3.1 Conditions to Funding of the Loan on the Closing Date. The obligations of Lender to fund the Loan are subject to the prior or concurrent satisfaction or waiver of the conditions set forth below, and to satisfaction of any other conditions specified herein or elsewhere in the Loan Documents. Where in this Section any documents, instruments or information are to be delivered to Lender, then the condition shall not be satisfied unless (i) the same shall be in form and substance satisfactory to Lender, and (ii) if so required by Lender, the Borrowers shall deliver to Lender a certificate duly executed by the Borrowers stating that the applicable document, instrument or information is true and complete and does not omit to state any information without which the same might reasonably be deemed materially misleading.

         (A) Loan Documents. On or before the Closing Date, the Borrowers shall execute and deliver and cause to be executed and delivered to Lender all of the Loan Documents specified in Schedule 3.1(A), together with such other Loan Documents as may be reasonably required by Lender, each, unless otherwise noted, of even date herewith, duly executed, in form and substance satisfactory to Lender and in quantities designated by Lender (except for the Note, of which only one shall be signed), which Loan Documents shall become effective upon the Closing.

         (B) Origination Fees. At the Closing and retained from the proceeds of the Loan, Lender shall have received its origination fee of $975,000 and shall have received its advisory fee pursuant to the terms of that certain fee side letter being entered into between the Borrowers and Lender on the date hereof. The amount, if any, by which the application fee and expense deposit previously paid to Lender on behalf of the Borrowers exceeds Lender's reasonable costs and expenses incurred in connection with the Loan, shall be credited against the origination fee.

         (C) Deposits. The deposits required herein, including without limitation, the initial deposits into the Reserves and Accounts, shall have been made (and at the option of the Borrowers, the same may be made from the proceeds of the Loan).

         (D) Performance of Agreements, Truth of Representations and Warranties. Each Borrower Party and all other Persons executing any agreement on behalf of any Borrower Party shall have performed in all material respects all agreements which this Loan Agreement provides shall be performed on or before the Closing Date. The representations and warranties contained herein and in the other Loan Documents shall be true, correct and complete in all material respects on and as of the Closing Date.

         (E) Closing Certificate. On or before the Closing Date, Lender shall have received certificates of even date herewith executed on behalf of the Borrowers by the chief financial officer (or similar officer of each Borrower) truly and correctly stating that: (i) on such date, no Default or Event of Default has occurred and is continuing; (ii) no material adverse change in the financial condition or operations of the business of the Borrowers or the projected cash flow of the Borrowers or any Property has occurred since the delivery to Lender of any financial statements, budgets, proformas, or similar materials (or if there has been any change, specifying such change in detail), and that, to each Borrower's knowledge, such materials delivered to

Lender are true and materially complete and fairly represent the financial condition of each Borrower and the cash flow of each Property; and (iii) the representations and warranties set forth in this Loan Agreement are true and correct in all material respects on and as of such date with the same effect as though made on and as of such date (or if any such representations or warranties require qualification, specifying such qualification in detail) and (iv) to each Borrower's knowledge, there are no material adverse facts or conditions concerning any Property or any Borrower Party that have not been disclosed to Lender.

         (F) Opinions of Counsel. On or before the Closing Date, Lender shall have received from Skadden, Arps, Slate, Meagher & Flom LLP ("SASMF") or other legal counsel for the Borrowers reasonably satisfactory to Lender, such counsel's written opinion as to such matters as Lender shall reasonably request, including opinions to the effect that (i) each of the Borrower Parties is duly formed, validly existing, and in good standing in its state of organization and, in the case of each Borrower, in the state where each Borrower's Property is located, (ii) this Loan Agreement and the Loan Documents have been duly authorized, executed and delivered and are enforceable in accordance with their terms subject to customary qualifications for bankruptcy and general equitable principles; and (iii) none of the Borrowers would be consolidated in bankruptcies of the Member, the Cedars Member, HRPT, any Ground Lessor, Manager or certain other Affiliates of the Borrowers specified by Lender. Also on or before the Closing Date, Lender shall have received (a) an opinion of local counsel to the Borrowers in the state where each Property is located as to the enforceability of the Mortgages and Assignments of Leases and such other matters as Lender may reasonably request and (b) opinions of SASMF or other legal counsel for the Borrowers in the State of Delaware reasonably satisfactory to Lender that, among other matters, (1) under Delaware law the prior unanimous written consent of Member and the board of directors or managers (including the Outside Director) would be required for a voluntary bankruptcy filing by any Borrower and such unanimous consent requirement is enforceable against Member in accordance with its terms; (2) under Delaware law the bankruptcy or dissolution of Member would not cause the dissolution of any Borrower; (3) under Delaware law, creditors of Member shall have no legal or equitable remedies with respect to the assets of any Borrower; and (4) a federal bankruptcy court would hold that Delaware law governs the determination of what Persons have authority to file a voluntary bankruptcy petition on behalf of each Borrower.

         (G) Title Policies. Lender shall have received a preliminary title report or title commitment for each Property. On or before the Closing Date, Lender shall have received and approved pro forma Title Policies for each of the Properties, and as of the Closing, Title Company shall be irrevocably committed and prepared immediately to issue the Title Policies. Each Title Policy shall be in form and substance satisfactory to Lender. Without limitation, Lender may reasonably require that the Title Policies be issued on the 1970 ALTA form by the Title Company, together with such reinsurance and direct access agreements as Lender may require, insuring that the Mortgages constitute valid first and prior enforceable liens on each Borrower's fee simple interest (or in the case of the Ground Leased Properties, ground lessee interest) in the Properties (including any easements appurtenant thereto) subject only to such exceptions to coverage as are acceptable to Lender. The Title Policies shall contain such endorsements as Lender may require (to the extent available in the state where the Property is located) in form reasonably acceptable to Lender, including deletion of the creditors' rights exception and affirmative endorsement coverage for creditors' rights risks.

         (H) Survey. Lender shall have received a survey of each Property, certified to Lender and its successors, assigns and designees and to Title Company by a surveyor reasonably satisfactory to Lender (the "Survey"). All surveys shall contain the minimum detail for land surveys as most recently adopted by ALTA/ASCM, shall substantially comply with Lender's survey requirements and shall contain Lender's standard form certification. Said surveys shall show no state of facts or conditions reasonably objectionable to Lender.

         (I) Zoning. On or before the Closing Date, Lender shall have received evidence reasonably satisfactory to Lender as to the zoning and subdivision compliance of each Property.

         (J) Certificates of Formation and Good Standing. On or before the Closing Date, Lender shall have received copies of the organizational documents and filings of each Borrower Party, together with good standing certificates (or similar documentation) (including verification of tax status if available) from the state of its formation, from the states in which its principal place of business is located, and from all states in which the laws thereof require such Person to be qualified and/or licensed to do business (including without limitation, the state in which the Properties are located for the applicable Borrower(s)). Each such certificate shall be dated not more than 30 days prior to the Closing Date, as applicable, and certified by the applicable Secretary of State or other authorized governmental entity. In addition, on or before the Closing Date the secretary or corresponding officer of each Borrower Party, or the secretary or corresponding officer of the partner, trustee, or other Person as required by such Borrower Party's organizational documents (as the case may be, the "Borrower Party Secretary") shall have delivered to Lender a certificate stating that the copies of the organizational documents as delivered to Lender are true and complete and are in full force and effect, and that the same have not been amended except by such amendments as have been so delivered to Lender.

         (K) Certificates of Incumbency and Resolutions. On or before the Closing Date, Lender shall have received certificates of incumbency and resolutions of each Borrower Party and its constituents as requested by Lender, approving and authorizing the Loan and the execution, delivery and performance of the Loan Documents, certified as of the Closing Date by the Borrower Party Secretary as being in full force and effect without modification or amendment.

         (L) Financial Statements. On or before the Closing Date, Lender shall have received such financial statements and other financial information as shall be satisfactory to Lender for each Borrower Party and for each Property. All such financial statements shall be certified to Lender by the applicable Borrower Party (through its chief financial officer), which certification shall be in form and substance reasonably satisfactory to Lender.

         (M) Intentionally Omitted.

         (N) Agreements. On or before the Closing Date, Lender shall have received copies of all material operating agreements, service contracts and equipment leases, if any, relating to ownership and operation of each Property.

         (O) Management Agreement. On or before the Closing Date, Lender shall have received copies of the existing Management Agreement and any leasing brokerage agreements pertaining to each Property and the Assignment of Management Agreement, duly executed by current Manager and the Borrowers.

         (P) Rent Rolls, Leases, Estoppels. Prior to the Closing, Lender shall have received from the Borrowers certified copies of the current rent rolls (each a "Rent Roll" and, collectively, the "Rent Rolls") for each Property in form and substance satisfactory to Lender. Each Rent Roll shall constitute a true, correct, and complete list of each and every Lease for the applicable Property, together with all extensions and amendments thereof, and shall accurately and completely disclose all annual and monthly rents payable by all tenants, including all percentage rents, if any, expiration dates of the Leases, and the amount of security deposit being held by the applicable Borrowers under each Lease, if any. Also prior to the Closing, Lender shall have received copies of the Leases, and tenant estoppel certificates and subordination, non-disturbance and attornment agreements on Lender's form duly executed by the applicable Borrower and tenants (including all tenants under Major Leases) occupying, in the aggregate, at least eighty percent (80%) of the rentable space at each Property.

         (Q) Licenses, Permits and Approvals. On or before Closing Date, Lender shall have received copies of the final, unconditional certificates of occupancy issued with respect to each Property, together with all other applicable licenses, permits and approvals required for the Borrower to own, use, occupy, operate and maintain each Property.

         (R) Insurance Policies and Endorsements. On or before the Closing Date, Lender shall have received copies of insurance policies required to be maintained under this Loan Agreement and the other Loan Documents and certificates of insurance (dated not more than 20 days prior to the Closing
Date) evidencing such insurance coverages, together with endorsements reasonably satisfactory to Lender naming Lender as an additional insured and loss payee, as required by Lender, under such policies. In addition, as to any insurance matters arising under Environmental Laws or pertaining to any environmental insurance that any Borrower maintains with respect to any Property, the same shall be endorsed to Lender as required by Lender.

         (S) Environmental Assessments. Lender shall have received and approved Environmental Reports prepared or updated not later than sixty (60) days prior to the Closing, relating to each of the Properties, together with a letter from the preparer thereof entitling Lender and its successors and assigns to rely upon said Environmental Report (if same is not addressed to Lender).

         (T) Property Condition Reports. On or before the Closing Date, Lender shall have received property condition reports for each of the Properties, which shall be prepared by an engineer or other consultant reasonably satisfactory to Lender and otherwise shall be in form and substance satisfactory to Lender in its sole discretion. Such reports shall set forth any items of deferred maintenance at each Property.

         (U) Appraisals. On or before the Closing Date, Lender shall have received independent appraisals, dated not more than sixty (60) days prior to the Closing Date, of each of the Properties from a state certified appraiser engaged by Lender, which indicate an aggregate fair market value of the Properties which would reflect a loan-to-value ratio for the Loan of not more than 65%, and are otherwise satisfactory to Lender in its sole discretion in all respects.

Each such appraisal shall conform in all respects to the criteria for appraisals set forth in the Financial Institutions Reform and Recovery Act of 1989 and the regulations promulgated thereunder (as if Lender were an institution under the jurisdiction thereof) and the Uniform Standards of Professional Appraisal Practices of the Appraisal Foundation.

         (V) Searches. Prior to the Closing Date Lender shall have received certified copies of Uniform Commercial Code, judgment, tax lien, bankruptcy and litigation search reports with respect to all Borrower Parties and HRPT, all dated not more than thirty (30) days prior to the Closing Date.

         (W) Documentation Regarding Application of Proceeds. Prior to the Closing Date, Lender shall have received payoff demand letters and wiring instructions from each lender or other obligee of any existing indebtedness which is required to be repaid pursuant to this Loan Agreement and by the Borrowers regarding the application of any remaining available proceeds of the Loan.

         (X) Ground Leases; Ground Lessor Estoppels. On or before the Closing Date, Lender shall have received (i) certified copies of each of the Ground Leases duly executed by the respective Ground Lessors and the applicable Borrowers and same shall each be in full force and effect and (ii) estoppels and agreements duly executed by each of the respective Ground Lessors in form and substance reasonably acceptable to Lender.

         (Y) Legal Fees; Closing Expenses. The Borrowers shall have paid any and all reasonable legal fees and expenses of counsel to Lender, together with all recording fees and taxes, title insurance premiums, and other reasonable costs and expenses related to the Closing.

         (Z) Other Review. Lender shall have completed all other review of the Borrowers Parties, the Properties, and such other items as it reasonably determines relevant, and shall have determined based upon such review to fund the Loan. Borrower Parties shall have satisfied such other reasonable criteria as Lender may reasonably specify.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

         In order to induce Lender to enter into this Loan Agreement and to make the Loan, each Borrower represents and warrants to Lender that the statements set forth in this Article IV, after giving effect to the Closing, will be, true, correct and complete in all material respects as of the Closing Date. Further, each of the other Borrower Parties represents and warrants to Lender that the statements set forth in this Article IV pertaining to such party, after giving effect to the Closing, will be, true, correct and complete in all material respects as of the Closing Date.

Section 4.1 Organization, Powers, Capitalization, Good Standing, Business.

         (A) Organization and Powers. Each LLC Borrower is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware. Each Trust Borrower is a real estate investment trust, duly organized, validly existing and in good standing under the laws of the State of Maryland. Guarantor is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware.

Each Borrower Party has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted, and to enter into each Loan Document to which it is a party and to perform the terms thereof.

         (B) Qualification. Each Borrower Party is duly qualified and in good standing in the state of its formation. Each of the Borrowers and, if required by applicable law, the Member and the Cedars Member are also duly qualified and in good standing in the states where the respective Properties are located. In addition, each Borrower Party is duly qualified and in good standing in each state where necessary to carry on its present business and operations, except in jurisdictions in which the failure to be qualified and in good standing could not reasonably be expected to have a Material Adverse Effect.

         (C) Organization. The organizational chart set forth as Schedule 4.1(C) accurately sets forth the direct and indirect ownership structure of the Borrower Parties.

Section 4.2 Authorization of Borrowing, etc.

         (A) Authorization of Borrowing. Each Borrower has the power and authority to incur the Indebtedness evidenced by the Note. The execution, delivery and performance by each Borrower Party of each of the Loan Documents to which it is a party and the consummation of the transactions contemplated thereby have been duly authorized by all necessary limited liability company, partnership, trust, corporate or other action, as the case may be.

         (B) No Conflict. The execution, delivery and performance by each Borrower Party of the Loan Documents to which it is a party and the consummation of the transactions contemplated thereby do not and will not: (1) violate (x) any provision of law applicable to any Borrower Party; (y) the partnership agreement, certificate of limited partnership, certificate of incorporation, bylaws, declaration of trust, operating agreement or other organizational documents, as the case may be, of each Borrower Party; or (z) any order, judgment or decree of any court or other agency of government binding on any Borrower Party or any of its Affiliates; (2) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Borrower Party or any of its Affiliates except to the extent that such conflict, breach or default could not reasonably be expected to have a Material Adverse Effect; (3) result in or require the creation or imposition of any material Lien (other than the Lien of the Loan Documents) upon any Property or assets of any Borrower Party or any of its Affiliates; or (4) except as set forth on Schedule 4.2 and except for any approvals or consents the failure to obtain which could not reasonably be expected to have a Material Adverse Effect, require any approval or consent of any Person under any Contractual Obligation of any Borrower Party, which approvals or consents have been obtained on or before the dates required under such Contractual Obligation, but in no event later than the Closing Date.

         (C) Governmental Consents. The execution, delivery and performance by each Borrower Party of the Loan Documents to which it is a party, and the consummation of the transactions contemplated thereby do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body except for the recording of the Mortgages and filings and recordings required in connection with the creation or perfection of any other security interests with respect to the Collateral granted under this Loan Agreement or any of the other Loan Documents.

         (D) Binding Obligations. This Loan Agreement is, and the Loan Documents, including the Note, when executed and delivered will be, the legally valid and binding obligations of each Borrower Party, as applicable, each enforceable against Borrower Parties, as applicable, in accordance with their respective terms, subject to bankruptcy, insolvency, moratorium, reorganization and other similar laws affecting creditor's rights generally or by equitable principles relating to enforceability. No Borrower Party has any defense or offset to any of its obligations under the Loan Documents. No Borrower Party has any claim against Lender or any Affiliate of Lender.

Section 4.3 Financial Statements. All financial statements concerning the Borrowers, their Affiliates and the Properties which have been or will hereafter be furnished by or on behalf of the Borrowers to Lender pursuant to this Loan Agreement have been or will be prepared in accordance with GAAP consistently applied (except as disclosed therein) and do (or will, as to those statements that are not yet due) present fairly the financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended. Since the date of the financial statements delivered to Lender, there has been no material adverse change in the financial condition, operations or business of the Borrower Parties or the Properties from that set forth in said financial statements.

Section 4.4 Indebtedness and Contingent Obligations. As of the Closing, Primary Borrower Parties shall have no Indebtedness or Contingent Obligations other than the Obligations or any other Indebtedness expressly permitted under this Loan Agreement or the other Loan Documents.

Section 4.5 Title to Properties. Each Borrower has good marketable and insurable fee simple or leasehold title (as the case may be) to its Property, free and clear of all Liens except for any liens described in clauses (i)-(iii) of the definition of "Permitted Encumbrances". Each Borrower owns and will own at all times all personal property relating to its Property (other than personal property which is (a) leased by such Borrower (as to which such Borrower has valid leasehold title), (b) owned by Manager or (c) is both owned by tenants of such Property and not used or necessary for the operation of such Property), subject only to Permitted Encumbrances. There are no pending proceedings in condemnation or eminent domain affecting any Property, and to the knowledge of Borrower Parties, none is threatened. No Person has any option or other right to purchase all or any portion of any Property or any interest therein. To the knowledge of the Borrowers, there are no mechanic's, materialman's or other similar liens or claims which have been filed for work, labor or materials affecting any Property which are or may be liens prior to, or equal or coordinate with, the liens of any Mortgage. None of the Permitted Encumbrances, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgages and this Loan Agreement, materially and adversely affect the value of any Property, impair the use or operations of any Property or impair Borrower's ability to pay its obligations in a timely manner.

Section 4.6 Zoning; Compliance with Laws. Each Property is zoned for commercial use, which zoning designation is unconditional, in full force and effect, and is beyond all applicable appeal periods. To the knowledge of the Borrowers, each Borrower, each Property and the use thereof comply in all material respects with all applicable zoning, subdivision and land use laws, regulations and ordinances, all applicable health, fire, building codes, parking laws and all other laws, statutes, codes, ordinances, rules and regulations applicable to such Property, including without limitation the Americans with Disabilities Act. To the knowledge of the Borrowers, there are no illegal activities relating to controlled substances on any Property. All certificates of occupancy or the equivalent, and, to the knowledge of the Borrowers, all other required permits, licenses and certificates for the lawful use and operation of the Properties have been obtained and are current and in full force and effect. To the knowledge of the Borrowers, in the event that all or any part of the Improvements located on any Property are destroyed or damaged, said Improvements can be legally reconstructed to their condition prior to such damage or destruction, and thereafter exist for the same use without violating any zoning or other ordinances applicable thereto and without the necessity of obtaining any variances or special permits, other than customary demolition, building and other construction related permits. No legal proceedings are pending or, to the knowledge of the Borrowers, threatened with respect to the zoning of any Property. Neither the zoning nor any other right to construct, use or operate any Property is in any way dependent upon or related to any real estate other than such Property. No tract map, parcel map, condominium plan, condominium declaration, or plat of subdivision will be recorded by any Borrower with respect to any Property without Lender's prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned.

Section 4.7 Leases; Agreements.

         (A) Leases; Agreements. The Borrowers have delivered to Lender true and complete copies of all (i) Leases and (ii) material contracts and agreements affecting the operation and management of each Property, including, without limitation, the existing Management Agreement, any leasing brokerage agreement and any service and maintenance contracts and such Leases, contracts and agreements have not been modified or amended except pursuant to amendments or modifications delivered to Lender. Except for the rights of current Manager pursuant to the existing Management Agreement, no Person has any right or obligation to manage any Property or to receive compensation in connection with such management. Except for the parties to any leasing brokerage agreement that has been delivered to Lender, no Person has any right or obligation to lease or solicit tenants for the Property, or (except for cooperating outside brokers) to receive compensation in connection with such leasing.

         (B) Rent Roll, Disclosure. True and correct copies of the Rent Rolls for each of the Properties are attached hereto as Schedule 4.7(B) and except for the Leases described in the Rent Rolls the Properties are not subject to any Leases. Except only as specified in the Rent Rolls, (i) the Leases are in full force and effect; (ii) no Borrower or any Affiliate of any Borrower, has given any notice of default to any tenant under any Lease which remains uncured; (iii) no tenant has asserted in writing any rights of set off, claims or defenses under any Lease and no tenant has any such rights of set off, claim or defense to the enforcement of any Lease except as expressly set forth in the Leases;
(iv) no tenant is in arrears in the payment of rent, additional rent or any other material charges due under any Lease, or, to the knowledge of the Borrowers, is materially in default in the performance of any other obligations under the applicable Lease; (v) the Borrowers have completed all work or alterations required to be completed by the landlord or lessor under each Lease as of the date hereof, and all of the other obligations of landlord or lessor under the Leases required to be completed as of the date hereof, have been performed; (vi) there are no rent concessions (whether in form of cash contributions, work agreements, assumption of an existing tenant's other obligations, or otherwise) or extensions of time whatsoever not reflected in the Rent Rolls; (vii) no tenant has an option to terminate its respective Lease except as provided in the Leases and (viii) to the knowledge of the Borrowers, no bankruptcy or insolvency proceedings has been commenced (and is continuing) by or against any tenant under any Lease.

         (C) Lease Issues. Except as set forth on Schedule 4.7(C), there are no legal proceedings commenced (or, to the knowledge of the Borrowers, threatened) against any Borrower or Affiliate thereof by any tenant or former tenant. No rental in excess of one month's rent has been prepaid under any of the Leases (except for security deposits and estimated additional rent amounts paid on account of operating expenses, taxes and other expense escalations or pass-throughs). Each of the Leases is valid and binding on the parties thereto in accordance with its terms.

         (D) No Residential Units. There are no residential units in the Properties. To the Borrowers' knowledge, no person occupies any part of any Property for dwelling purposes.

         (E) GSA Leases. The GSA is in occupancy of the entire GSA Premises under the respective Existing GSA Leases and is paying rent in accordance with each of the Existing GSA Leases. The Indiana Avenue Borrower and the GSA have agreed upon the term, the fixed rent and additional rent amounts payable and all other material terms of each of the New GSA Leases and such terms are as reflected in the unexecuted copies of the New GSA Leases delivered to Lender prior to the Closing Date. The New GSA Leases (each in the form delivered to Lender) have been delivered by the Indiana Avenue Borrower to the GSA for execution. The Indiana Avenue Borrower has executed and delivered the New GSA Leases (each in the form delivered to Lender) and, to the knowledge of the Borrowers, the GSA also intends to execute such New GSA Leases (each in such form).

Section 4.8 Condition of Properties. To the Borrowers' knowledge, except as set forth in the property condition reports for the Properties delivered to Lender, all Improvements at the Properties including, without limitation, the roof and all structural components, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior doors, parking facilities, sidewalks and landscaping are in good condition and repair. The Borrowers are not aware of any latent or patent structural or other material defect or deficiency in any Property. City water supply, storm and sanitary sewers, and electrical, gas and telephone facilities are available to each Property within the boundary lines of such Property, are fully connected to the Improvements and are fully operational, are sufficient to meet the reasonable needs of such Property as now used or presently contemplated to be used, and no other utility facilities are necessary to meet the reasonable needs of such Property as now used or presently contemplated. To the knowledge of Borrower, the design and as-built conditions of each Property are such that surface and storm water does not accumulate on any Property (except in facilities specifically designed for the same) and does not drain from any Property across land of adjacent property owners in any manner which would have a Material Adverse Effect on such Property or, to the Borrowers' knowledge, violate any applicable law. To the Borrowers' knowledge, except as may be shown on the Surveys, no part of any Property is within a flood plain and none of the Improvements create encroachment over, across or upon any Property's boundary lines, rights of way or easements, and no building or other improvements on adjoining land create such an encroachment which could reasonably be expected to have a Material Adverse Effect. Access to each Property for the current and contemplated uses thereof is provided by means of public roads and streets which are physically and legally open for use by the public. To the knowledge of the Borrowers, any liquid or solid waste disposal, septic or sewer system located at any Property is in good and safe condition and repair and in compliance with all applicable law.

Section 4.9 Litigation; Adverse Facts. Except as set forth on Schedule 4.9, there are no judgments outstanding against any Borrower Party, or affecting any Property or any property of any Borrower Party, nor is there any action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration now pending or, to the knowledge of the Borrowers after due inquiry, threatened against any Borrower Party or affecting any Property which, in the case of Guarantor, could reasonably be expected to result in a Material Adverse Effect and other than any claims or proceedings fully covered by insurance maintained by the applicable Borrower Party (except to the extent of commercially reasonable deductibles). The actions, charges, claims, demand, suits, proceedings, petitions, investigations and arbitrations set forth on
Schedule 4.9 will not result, if adversely determined, and could not reasonably be expected to result, either individually or in the aggregate, in any Material Adverse Effect and do not relate to and will not affect the consummation of the transactions contemplated hereby.

Section 4.10 Payment of Taxes. All federal, state and local tax returns and reports of each Borrower Party required to be filed have been timely filed, and all taxes, assessments, fees and other governmental charges (including any payments in lieu of taxes) upon such Person and upon its properties, assets, income and franchises which are due and payable have been paid when due and payable, except for those taxes which are being contested in good faith by appropriate proceedings and for which adequate reserves have been established. Except as otherwise disclosed in writing to Lender, there is not presently pending (and to the knowledge of the Borrowers, there is not contemplated) any special assessment against any Property or any part thereof. No tax liens have been filed and to the knowledge of Borrower Parties, no claims are being asserted with respect to any such taxes. The charges, accruals and reserves on the books of Borrower Parties in respect of any taxes or other governmental charges are in accordance with GAAP.

Section 4.11 Adverse Contracts. Except for the Loan Documents, none of the Borrower Parties is a party to or bound by, nor is any property of such Person subject to or bound by, any contract or other agreement which restricts such Person's ability to conduct its business in the ordinary course or, either individually or in the aggregate, has a Material Adverse Effect or could reasonably be expected to have a Material Adverse Effect.

Section 4.12 Performance of Agreements. No Borrower Party is in default in the performance, observance or fulfillment of any of the material obligations, covenants or conditions contained in any Contractual Obligation of any such Person which could have a Material Adverse Effect, and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default.

Section 4.13 Governmental Regulation. No Borrower Party is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Investment Company Act of 1940 or to any federal or state statute or regulation limiting its ability to incur indebtedness for borrowed money.

Section 4.14 Employee Benefit Plans. No Primary Borrower Party maintains or contributes to, or has any obligation (including a contingent obligation) under, any Employee Benefit Plans.

Section 4.15 Broker's Fees. No broker's or finder's fee, commission or similar compensation will be payable by or pursuant to any contract or other obligation of any Borrower Party with respect to the making of the Loan or any of the other transactions contemplated hereby or by any of the Loan Documents.

Section 4.16 Environmental Compliance.

         (A) No Environmental Claims. There are no claims, liabilities, investigations, litigation, administrative proceedings, pending or to the knowledge of the Borrowers, threatened, or judgments or orders relating to any Hazardous Materials (collectively, "Environmental Claims") asserted or, to the knowledge of the Borrowers, threatened against any Borrower or relating to any Property. Except as disclosed in the Environmental Reports delivered to Lender prior to Closing, none of the Borrowers nor, to the knowledge of the Borrowers, any other Person has caused or permitted any Hazardous Material to be used, generated, reclaimed, transported, released, treated, stored or disposed of in a manner which could form the basis for an Environmental Claim against any Borrower or relating to any Property.

         (B) Storage of Hazardous Materials. Except as disclosed in the Environmental Reports delivered to Lender prior to Closing, except for materials customarily used or stored in connection with operation and management of properties similar to the Properties, which materials at the Properties exist only in reasonable quantities and are stored, contained, transported, used, released, and disposed of reasonably and without violation of any Environmental Laws, to the knowledge of the Borrowers, no Hazardous Materials are or were stored or otherwise located, and no underground storage tanks or surface impoundments are or were located, on any Property or any other real property currently or formerly owned, leased or operated any Borrower, or to the knowledge of the Borrowers, on adjacent parcels of real property, and no part of such real property, or to the knowledge of the Borrowers, no part of such adjacent parcels of real property, including the groundwater located therein or thereunder, is presently contaminated by Hazardous Materials.

         (C) Compliance with Environmental Laws. To the knowledge of the Borrowers, except as may be set forth in the Environmental Reports, each Borrower has been and is currently in compliance in all material respects with all applicable Environmental Laws, including obtaining and maintaining in effect all permits, licenses or other authorizations required by applicable Environmental Laws.

Section 4.17 Solvency. The Borrowers (a) have not entered into the transaction or any Loan Document with the actual intent to hinder, delay, or defraud any creditor and (b) have received reasonably equivalent value in exchange for their respective obligations under the Loan

Documents. Giving effect to the Loan, the fair saleable value of each Borrower's assets exceeds and will, immediately following the making of the Loan, exceed such Borrower's total liabilities, including, without limitation, subordinated, unliquidated, disputed and Contingent Obligations. The fair saleable value of each Borrower's assets is and will, immediately following the making of the Loan, be greater than such Borrower's probable liabilities, including the maximum amount of its Contingent Obligations on its debts as such debts become absolute and matured. Each Borrower's assets do not and, immediately following the making of the Loan will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. No Borrower intends to, or believes that it will, incur Indebtedness and liabilities (including Contingent Obligations and other commitments) beyond its ability to pay such Indebtedness and liabilities as they mature (taking into account the timing and amounts of cash to be received by such Borrower and the amounts to be payable on or in respect of obligations of such Borrower).

Section 4.18 Disclosure. No financial statements, Loan Document or any other document, certificate or written statement furnished to Lender by any Borrower Party and, to the knowledge of the Borrowers, no document or statement furnished by any third party on behalf of any Borrower Party, for use in connection with the Loan contains any untrue representation, warranty or statement of a material fact, and none omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading. There is no material fact known to the Borrowers that has had or will have a Material Adverse Effect and that has not been disclosed in writing to Lender by the Borrowers.

Section 4.19 Use of Proceeds and Margin Security. Borrower Parties shall use the proceeds of the Loan only for the purposes set forth herein and consistent with all applicable laws, statutes, rules and regulations. No portion of the proceeds of the Loan shall be used by any Borrower or any Person in any manner that might cause the borrowing or the application of such proceeds to violate Regulation T, Regulation U or Regulation X or any other regulation of the Board of Governors of the Federal Reserve System.

Section 4.20 Insurance. Set forth on Schedule 4.20 is a complete and accurate description of all policies of insurance for each Borrower that are in effect as of the Closing Date. Each Borrower's insurance under such policies satisfies the requirements contained in Section 5.4 hereof, no notice of cancellation has been received with respect to such policies, and, to the knowledge of the Borrowers, each Borrower is in compliance with all conditions contained in such policies.

Section 4.21 Separate Tax Lots. Each Property is comprised of one (1) or more parcels which constitute separate tax lots. No part of any Property is included or assessed under or as part of another tax lot or parcel, and no part of any other property is included or assessed under or as part of the tax lots or parcels comprising any Property.

Section 4.22 Investments. No Primary Borrower Party has any (i) direct or indirect interest in, including without limitation stock, partnership interest or other securities of, any other Person, or (ii) direct or indirect loan, advance or capital contribution to any other Person, including all indebtedness and accounts receivable from that other Person.

Section 4.23 Bankruptcy. No Borrower Party is a or has been debtor, and no property of any of them (including the Property) is property of the estate, in any voluntary or involuntary case under the Bankruptcy Code or under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect. No Borrower Party and no property of any of them is or has been under the possession or control of a receiver, trustee or other custodian. No Borrower Party has made any assignment for the benefit of creditors. No such assignment or bankruptcy or similar case or proceeding is now contemplated.

Section 4.24 Defaults. No Default or Event of Default exists.

Section 4.25 No Plan Assets. No Borrower is or will be (i) an employee benefit plan as defined in Section 3(3) of ERISA which is subject to ERISA, (ii) a plan as defined in Section 4975(e)(1) of the IRC which is subject to Section 4975 of the IRC, or (iii) an entity whose underlying assets constitute "plan assets" of any such employee benefit plan or plan for purposes of Title I of ERISA or
Section 4975 of the IRC.

Section 4.26 Governmental Plan. No Borrower is or will be a "governmental plan" within the meaning of Section 3(32) of ERISA and transactions by or with the Borrowers are not and will not be subject to state statutes applicable to the Borrowers regulating investments of and fiduciary obligations with obligations with respect to governmental plans.

Section 4.27 Not Foreign Person. No Borrower Party is a "foreign person" within the meaning of Section 1445(f)(3) of the IRC.

Section 4.28 No Collective Bargaining Agreements. No Borrower Party is a party to any collective bargaining agreement.

                                   ARTICLE V
                          COVENANTS OF BORROWER PARTIES

         Each Borrower Party covenants and agrees that until payment in full of the Loan, all accrued and unpaid interest and all other Obligations, unless Lender shall otherwise give its prior written consent, such Person shall perform and comply with all covenants in this Article V applicable to such Person.

Section 5.1 Financial Statements and Other Reports.

         (A) Financial Statements.

               (i) Annual Reporting. Within ninety (90) days after the end of each calendar year, each Borrower and Guarantor shall provide true and complete copies of its Financial Statements for such year to Lender. All such Financial Statements (other than those of any natural person) shall be audited by a "Big Five" accounting firm or by other independent certified public accountants reasonably acceptable to Lender (as of the date hereof, Ernst & Young is acceptable to Lender), and shall bear the unqualified certification of such accountants that such Financial Statements present fairly in all material respects the financial position of the subject company. The annual Financial Statements for each Borrower Party shall be accompanied by a certification executed by the entity's chief  executive  officer or chief  financial
officer,   satisfying  the  criteria  set  forth  below.  The  annual  Financial
Statements of each Borrower shall also be accompanied by a Compliance Certificate (as defined below).

               (ii) Quarterly Reporting - Borrowers. Within forty-five (45) days after the end of each calendar quarter, each Borrower shall provide true and complete copies of its Financial Statements for such quarter to Lender, together with a certification executed on behalf of such Borrower by its chief executive officer or chief financial officer in accordance with the criteria set forth below and a Compliance Certificate.

               (iii) Quarterly Reporting - Guarantor. Within forty-five (45) days after the end of each calendar quarter, Guarantor shall provide true and complete copies of its Financial Statements for such quarter to Lender, together with a certification executed on behalf of Guarantor by its chief executive officer or chief financial officer in accordance with the criteria set forth below.

               (iv) Leasing Reports. Within thirty (30) days after the end of each calendar quarter, the Borrowers shall provide to Lender certified Rent Rolls and schedules of security deposits held under Leases for each of the Properties in form and substance reasonably acceptable to Lender.

               (v) Monthly Reporting. Within thirty (30) days after the end of each calendar month, each Borrower shall provide to Lender accrual basis operating statements, together with a statement of cash flow, for its Property, each in a form reasonably satisfactory to Lender, (a) for such month, (b) for the year to date and (c) for the 12 month period ended as of the end of such calendar month.

               (vi) Additional Reporting. In addition to the foregoing, each Borrower Party shall promptly provide to Lender such further documents and information concerning its operations, properties, ownership, and finances as Lender shall from time to time reasonably request.

               (vii) GAAP. Borrower Parties will maintain systems of accounting established and administered in accordance with sound business practices and sufficient in all respects to permit preparation of Financial Statements in conformity with GAAP. All Financial Statements shall be prepared in accordance with GAAP, consistently applied.

               (viii) Certifications of Financial Statements and Other Documents, Compliance Certificate. Together with the Financial Statements and other documents and information provided to Lender by or on behalf of any Borrower Party under this Section, such Borrower Party also shall deliver to Lender a certification in form and substance reasonably satisfactory to Lender, executed on behalf of such Borrower Party by its chief executive officer or chief financial officer, stating that, to such officer's knowledge, such Financial Statements, documents, and information are true and complete in all material respects and do not omit to state any material information without which the same might reasonably be misleading. In addition, where this Loan Agreement requires a "Compliance Certificate", the Borrower Party required to submit the same shall deliver a certificate duly executed on behalf of such Borrower Party by its chief executive officer or chief financial officer, in form and substance reasonably satisfactory to Lender, stating that there does not exist any Default or Event of Default under the Loan Documents (or if the any exists, specifying the same in detail) and stating the Debt Service Coverage Ratio for the twelve (12) month period ended as of the end of such quarter.

               (ix) Fiscal Year. Each Borrower Party represents that its fiscal year ends on December 31, and agrees that it shall not change its fiscal year.

         (B) Accountants' Reports. Promptly upon receipt thereof, each Primary Borrower Party will deliver copies of all significant reports submitted by independent public accountants in connection with each annual, interim or special audit of the Financial Statements or other affairs of such Borrower Party made by such accountants.

         (C) Tax Returns. Within thirty (30) days after filing the same, each Borrower shall deliver to Lender a copy of its Federal income tax returns (or the return of the applicable Person into which such Borrower's Federal income tax return is consolidated) certified on its behalf by its chief financial officer (or similar position) to be true and correct.

         (D) Annual Operating and Capital Expenditure Budgets. No later than thirty (30) days prior to the expiration of each calendar year, the Borrowers shall deliver to Lender for informational purposes only the Operating Budget and the Capital Expenditure Budget (in each case presented on a monthly and annual basis) for each Property for the following calendar year. Each Operating Budget shall identify and set forth the applicable Borrower's best estimate, after due consideration, of all revenue, costs, and expenses for its Property, and shall specify Gross Revenue and Operating Expenses for such Property.

         (E) Material Notices.

               (i) The Borrowers shall promptly deliver, or caused to be delivered to Lender, copies of all notices of default given or received with respect to noncompliance related to any Indebtedness of any Borrower Party, including Indebtedness under the Loan Documents.

               (ii) The Borrowers shall promptly deliver to Lender copies of any and all material notices (including without limitation any notice alleging any default or breach) received from any manager, franchisors, licensors, or tenant for or pertaining to any Property.

         (F) Events of Default, etc. Promptly upon any Borrower obtaining knowledge of any of the following events or conditions, the Borrowers shall deliver a certificate executed on their behalf by their chief financial officer or similar officer specifying the nature and period of existence of such condition or event and what action the Borrowers or any Affiliate thereof has taken, is taking and proposes to take with respect thereto: (i) any condition or event that constitutes an Event of Default or Default; (ii) any Material Adverse Effect; or (iii) any actual or alleged breach or default or assertion of (or written threat to assert) remedies under any Management Agreement.

         (G) Litigation. Promptly upon any Borrower's obtaining knowledge of (1) the institution of any action, suit, proceeding, governmental investigation or arbitration against or affecting any Borrower or any Property not previously disclosed in writing by the Borrowers to Lender or (2) any material development in any action, suit, proceeding, governmental investigation or arbitration at any time pending against or affecting any Borrower or any Property which, in each case, if adversely determined would reasonably be expected to have a Material Adverse Effect, the Borrowers will give notice thereof to Lender and provide such other information as may be reasonably available to enable Lender and its counsel to evaluate such matter.

         (H) Insurance. Within the thirty (30) day period prior to the end of each insurance policy period of the Borrowers, the Borrowers will deliver binders or certificates of insurance evidencing renewal of any existing coverages (or copies of any new insurance policies not previously delivered to Lender), reports, and/or other information (all in form and substance reasonably satisfactory to Lender), (i) outlining all material insurance coverage maintained as of the date thereof by the Borrowers and all material insurance coverage planned to be maintained by the Borrowers in the subsequent insurance policy period, and (ii) evidencing payment in full of the premiums for such insurance policies.

         (I) Other Information. With reasonable promptness, each Borrower Party will deliver such other information and data with respect to such Person and its Affiliates or any Property as from time to time may be reasonably requested by Lender.

Section 5.2 Existence; Qualification. Each Primary Borrower Party will at all times preserve and keep in full force and effect its existence as a limited partnership, limited liability company, or corporation, as the case may be and all rights and franchises material to its business, including its qualification to do business in each state where it is required by law to so qualify. Without limitation of the foregoing, each Borrower and, to the extent required by applicable law, Member (or in the case of the Cedars Borrower, the Cedars Member) shall at all times be qualified to business in the states where such Borrower's Property is located.

Section 5.3 Payment of Impositions and Claims.

         (A) Subject to each  Borrower's  contest rights set forth in subsection
(B) below, the Borrowers will pay (i) all Impositions with respect to the Properties; (ii) all claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any Property or assets (hereinafter referred to as the "Claims"); and (iii) all federal, state and local income taxes, sales taxes, excise taxes and all other taxes and assessments of the Borrowers on their business, income or assets; in each instance before any penalty or fine is incurred with respect thereto.

         (B) The Borrowers shall not be required to pay, discharge or remove any Imposition or Claim relating to a Property so long as the applicable Borrower contests in good faith such Imposition or Claim or the validity, applicability or amount thereof by an appropriate legal proceeding which operates to prevent the collection of such amounts and the sale of the applicable Property or any portion thereof, so long as: (i) no Event of Default shall have occurred and be continuing, (ii) prior to the date on which such Imposition or Claim would otherwise have become delinquent, the applicable Borrower shall have given Lender prior written notice of its intent to contest said Imposition or Claim;
(iii) prior to the date on which such Imposition or Claim would otherwise have become delinquent, in the case of Impositions or Claims in excess of $200,000, the applicable Borrower shall have deposited with Lender (or with a court of competent jurisdiction or other appropriate body approved by Lender) such additional amounts as are necessary to keep on deposit at all times, an amount equal to at least one hundred twenty-five percent (125%) (or such higher amount as may be required by applicable law) of the total of (x) the balance of such Imposition or Claim then remaining unpaid, and (y) all interest, penalties, costs and charges accrued or accumulated thereon; (iv) no risk of sale, forfeiture or loss of any interest in the applicable Property or any part thereof arises, in Lender's reasonable judgment, during the pendency of such contest; (v) such contest does not, in Lender's reasonable determination, have a Material Adverse Effect; and (vi) such contest is based on bona fide, material, and reasonable claims or defenses. Any such contest shall be prosecuted with due diligence, and the applicable Borrower shall promptly pay the amount of such Imposition or Claim as finally determined, together with all interest and penalties payable in connection therewith. Lender shall have full power and authority, but no obligation, to apply any amount deposited with Lender under this subsection to the payment of any unpaid Imposition or Claim to prevent the sale or forfeiture of the applicable Property for non-payment thereof, if Lender reasonably believes that such sale or forfeiture is threatened. Any surplus retained by Lender after payment of the Imposition or Claim for which a deposit was made shall be promptly repaid to the applicable Borrower unless an Event of Default shall have occurred, in which case said surplus may be retained by Lender to be applied to the Obligations. Notwithstanding any provision of this Section to the contrary, the applicable Borrower shall pay any Imposition or Claim which it might otherwise be entitled to contest if an Event of Default shall occur, or if, in the reasonable determination of Lender, the applicable Property is in jeopardy or in danger of being forfeited or foreclosed. If such Borrower refuses to pay any such Imposition or Claim, upon five (5) Business Days' prior written notice, Lender may (but shall not be obligated to) make such payment and such Borrower shall reimburse Lender on demand for all such advances.

Section 5.4 Maintenance of Insurance. The Borrowers will maintain or cause to be maintained, with financially sound and reputable insurers, public liability, property damage, business interruption and other types of insurance with respect to their business and each Property (including all Improvements now existing or hereafter erected thereon) against all losses, hazards, casualties, liabilities and contingencies as customarily carried or maintained by Persons of established reputation engaged in similar businesses and as Lender shall require (and, with respect to the Ground Leased Properties, as required under the Ground Leases) and in such amounts and for such periods as Lender shall require. Without limitation of the foregoing, the Borrowers shall maintain or cause to be maintained policies of insurance with respect to each Property in the following amounts and covering the following risks:

               (i) Property damage insurance covering loss or damage to each Property caused by fire, lightning, hail, windstorm, explosion, hurricane (to the extent available), vandalism, malicious mischief, and such other losses, hazards, casualties, liabilities and contingencies as are normally and usually covered by fire policies in effect where such Property is located endorsed to include all of the extended coverage perils and other broad form perils, including the standard "all risks" clauses, with such endorsements as Lender may from time to time reasonably require including, without limitation, building ordinance and law (including demolition costs and increased cost of construction coverage), lightning, windstorm, civil commotion, hail, riot, strike, water damage, sprinkler leakage, collapse and malicious mischief. Each such policy shall be in an amount not less than that necessary to comply with any coinsurance percentage stipulated in the policy, but not less than 100% of the full replacement
cost  of  all   Improvements  at  each  Property   (without  any  deduction  for
depreciation), and shall contain a replacement cost and agreed amount endorsement in an amount not less than the Allocated Loan Amount for such Property. The deductible under each policy, shall not exceed an amount customarily required by institutional lenders for similar properties in the general vicinity of the applicable Property, but in no event in excess of $100,000.

               (ii) Broad form boiler and machinery insurance for each Property in an amount equal to the lesser of 100% of the full replacement cost of the Improvements at such Property (without any deduction for depreciation) in which the boiler or similar vessel is located, or $2,000,000. In addition, Lender may require a rider to such policy to extend such coverage to electrical machinery and equipment, air conditioning, refrigeration, and mechanical objects.

               (iii) With respect to the Property located in the State of California, insurance covering risks from geological phenomena, including, but not limited to, sinkholes, mine subsidence or earthquakes, in an amount equal to $25,000,000 and with a maximum permissible deductible in an amount equal to the greater of (A) five percent (5%) of the Allocated Loan Amount for such Property and (B) $100,000.

               (iv) Flood insurance for any Property that is located, in whole or in part, in an area now or hereafter designated as "flood prone" or a "special flood hazard area" (as defined under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood
Insurance Reform Act of 1994 (as each may be amended, or any successor law, collectively, the "Flood Insurance Acts")). Such policy shall be in an amount equal to the lesser of (1) the Allocated Loan Amount for such Property and (2) the maximum amount of such insurance available under the Flood Insurance Acts and shall have a maximum permissible deductible equal to an amount customarily required by institutional lenders for similar properties in the general vicinity of such Property, but in no event in excess of $100,000.

               (v) Business interruption or rent loss insurance in an amount equal to the gross income or rentals from each Property for an indemnity period of eighteen (18) months, such amount being adjusted annually. Lender shall be named as loss payee under such insurance.

               (vi) During any period of reconstruction, renovation or alteration of any Property, a complete value, "All Risks" Builders Risk form or "Course of Construction" insurance policy in non-reporting form and in an amount reasonably satisfactory to Lender.

               (vii) Commercial General Liability insurance covering claims for bodily injury, death or property damage occurring upon, in or about each Property in an amount not less than $1,000,000 per occurrence and $3,000,000 in the aggregate with a deductible in an amount customarily required by institutional lenders for similar properties in the general vicinity of the respective Properties, but in no event in excess of $100,000, and an umbrella liability policy in the amount of $50,000,000. If Lender permits such liability coverage to be written on a blanket basis, then such policy shall provide that the aggregate limit of insurance applies separately to each Property.

               (viii)  If  required   by   applicable   state   laws,   worker's
compensation or employer's liability insurance in accordance with such laws.

               (ix) The Borrowers shall cause Manager to maintain errors and omissions insurance in an amount satisfactory to Lender in its reasonable discretion.

               (x) Such other insurance and endorsements, if any, with respect to the Properties and the operation thereof as Lender may reasonably require from time to time, provided same are customarily required by institutional lenders for similar properties in the general vicinity of the respective Properties, or which are otherwise required by the Loan Documents.

                  Each carrier providing any insurance, or portion thereof, required by this Section (other than the insurance required under clause (iii) of this Section 5.4) shall be licensed to do business in the jurisdictions in which the Properties are located, and shall have a claims paying ability rating by S&P of not less than "AA", by Moody's of not less than "Aa2" and by Fitch of not less than "AA" and an A.M. Best Company, Inc. rating of not less than A and financial size category of not less than XIII. Each carrier providing insurance under clause (iii) of this Section 5.4, shall be licensed to do business in California, and shall have a claims paying ability rating by S&P of not less than "A" and an A.M. Best Company, Inc. rating of not less than A and financial size category of not less than VIII. Notwithstanding the foregoing, Lender hereby approves: (a) St. Paul Fire and Marine Insurance Co. as the carrier providing the commercial general liability insurance under clause (vii) of this
Section 5.4 so long as such carrier maintains a claims paying ability by S&P of not less than "AA-" and by Moody's of not less than "Aa3" and (b) Great American Insurance Co. as the carrier providing the umbrella liability insurance required under clause (vii) of this Section 5.4 so long as such carrier maintains a claims paying ability by S&P of not less than "A+", by Moody's of not less than "A3" and by Fitch of not less than "AA-" and an A.M. Best Company, Inc. rating of not less than A and financial size category of not less than XII. In the event that such general or umbrella liability insurance under clause (vii) of this Section 5.4 shall hereafter be provided by another insurance carrier, any such carrier shall thereafter be required to comply with ratings requirements of the first sentence of this paragraph. Except as otherwise expressly set forth in this Loan Agreement, the Borrowers shall cause all insurance (except general public liability and workers' compensation insurance) carried in accordance with this Section to be payable to Lender as a mortgagee and not as a coinsured, and, in the case of all policies of insurance carried by each lessee for the benefit of any Borrower, if any, to cause all such policies to be payable to Lender as Lender's interest may appear.

                  All insurance policies and renewals thereof (i) shall be in a form reasonably acceptable to Lender, (ii) shall provide for a term of not less than one year, (iii) shall provide by way of endorsement, rider or otherwise that such insurance policy shall not be canceled, endorsed, altered, or reissued to effect a change in coverage unless such insurer shall have first given Lender thirty (30) days prior written notice thereof, (iv) shall include a standard mortgagee clause in favor of and in form acceptable to Lender, (v) shall provide for claims to be made on an occurrence basis, except that boiler and machinery coverage may be made on an accident basis, and (vi) shall contain an agreed value clause updated annually (if the amount of coverage under such policy is based upon the replacement cost of a Property). All property damage insurance policies (except for flood and earthquake policies) must automatically reinstate after each loss.

Section 5.5 Maintenance of the Property; Alterations; Casualty.

         (A) Each Borrower will maintain its Property or cause its Property to be maintained in good repair, working order and condition, subject to ordinary wear and tear and the provisions of this Loan Agreement with respect to casualty and condemnation and will make or cause to be made all appropriate repairs, renewals and replacements thereof. Without limitation of the foregoing, each Borrower will operate and maintain its Property substantially in accordance with the applicable Operating Budget and Capital Expenditure Budget. In addition, unless Lender agrees otherwise, each Borrower shall cause all items in the Capital Expenditure Budget to be performed and completed in substantially in accordance with such plan. All work required or permitted under this Loan Agreement shall be performed in a good and workmanlike manner and in compliance with all applicable laws. So long as no Event of Default has occurred and is continuing, the Borrowers may, without Lender's consent, perform alterations to any Property which (i) do not constitute a Material Alteration, (ii) do not adversely affect any Borrower's financial condition or the value or Net Operating Income of the affected Property and (iii) are in the ordinary course of the applicable Borrower's business. The Borrowers shall not perform any Material Alteration without Lender's prior written consent, which consent shall not be unreasonably withheld or delayed; provided, however, that Lender may, in its sole and absolute discretion, withhold consent to any Material Alteration which is likely to result in a decrease of Net Operating Income from the applicable Property by 5% or more for a period of 30 days or longer. Lender shall approve or disapprove any request for approval of any Material Alteration within fifteen (15) Business Days after the submission by any Borrower to Lender of a written request for such approval together with a reasonably detailed description of such Material Alteration including a construction budget therefor on a line item basis, copies of the plans and specifications for same, a list of all contractors and subcontractors providing services or materials in connection with such Material Alteration and copies of all material contracts and subcontracts. Lender's consent to any Material Alteration shall be deemed given, if the correspondence from such Borrower to Lender requesting such approval contains a bold-faced, conspicuous legend at the top of the first page thereof stating that "IF YOU FAIL TO RESPOND TO OR TO EXPRESSLY DENY THIS REQUEST FOR APPROVAL IN WRITING WITHIN FIFTEEN (15) BUSINESS DAYS, YOUR APPROVAL SHALL BE DEEMED GIVEN," and if Lender shall fail to respond to or to expressly deny such request for approval in writing within fifteen (15) Business Days after receipt of such Borrower's written request therefor together with the documents and information required above and any other information reasonably requested by Lender in writing prior to the expiration of such fifteen (15) Business Day period in order to adequately review the same, then Lender shall be deemed to have approved such Material Alteration. Lender may, as a condition to giving its consent to a Material Alteration, require that the applicable Borrower deliver to Lender evidence reasonably satisfactory to Lender that such Borrower has cash available for payment of the cost of such Material Alteration in an amount equal to 125% of the cost of the Material Alteration as reasonably estimated by Lender. Upon substantial completion of the Material Alteration, the applicable Borrower shall provide evidence reasonably satisfactory to Lender that (i) the Material Alteration was constructed in accordance with all applicable laws and substantially in accordance with plans and specifications approved by Lender (which approval shall not be unreasonably withheld or delayed), (ii) all contractors, subcontractors, materialmen and professionals who provided work, materials or services in connection  with  the  Material  Alteration  have  been  paid in full  and  have delivered unconditional releases of lien and (iii) all material licenses necessary for the use, operation and occupancy of the Material Alteration (other than those which depend on the performance of tenant improvement work) have been issued. The Borrowers shall reimburse Lender upon demand for all reasonable out-of-pocket costs and expenses (including the reasonable fees of any architect, engineer or other professional engaged by Lender) incurred by Lender in reviewing plans and specifications or in making any determinations necessary to implement the provisions of this Section 5.5(A).

         (B) In the event of casualty or loss at any Property, the Borrowers shall give immediate written notice of the same to the insurance carrier and to Lender and shall promptly commence and diligently prosecute to completion, in accordance with the terms hereof, the repair and restoration of such Property as nearly as possible to the Pre-Existing Condition (hereinafter defined) (a "Restoration"). The Borrowers shall pay all costs of such Restoration whether or not such costs are covered by insurance. Each Borrower hereby authorizes and empowers Lender as attorney-in-fact for such Borrower to make proof of loss, to adjust and compromise any claim under insurance policies, to appear in and prosecute any action arising from such insurance policies, to collect and receive insurance proceeds, and to deduct therefrom Lender's expenses incurred in the collection of such proceeds; provided however, that nothing contained in this Section shall require Lender to incur any expense or take any action hereunder. Each Borrower further authorizes Lender, at Lender's option, (i) to hold the balance of such proceeds to be used to reimburse such Borrower for the cost of Restoration of its Property or (ii) subject to Subsection 5.5(C), to apply such proceeds to payment of the Obligations whether or not then due, in any order, and, provided that no Event of Default has occurred and is continuing, upon any such application of insurance proceeds to the Obligations pursuant to the foregoing, no Prepayment Consideration shall be due and payable. Notwithstanding the foregoing, in the event of a casualty to any Property where the loss does not exceed the Restoration Threshold for such Property, the applicable Borrower may settle and adjust such claim; provided that (a) no Event of Default has occurred and is continuing and (b) such adjustment is carried out in a commercially reasonable and timely manner.

         (C) Lender shall not exercise Lender's option to apply insurance proceeds to payment of the Obligations if all of the following conditions are met: (i) no Event of Default then exists; (ii) Lender reasonably determines that there will be sufficient funds to complete the Restoration of the affected Property to at least the Pre-Existing Condition and to timely make all payments due under the Loan Documents during the Restoration of such Property; (iii) Lender reasonably determines that the sum of (1) the rental income of such Property, after the Restoration thereof to the Pre-Existing Condition (and after the expiration of any business interruption or rent loss insurance), and (2) the rental income from the other Properties (taking into account any business interruption insurance being paid with respect to the other Properties), will be sufficient to meet all Operating Expenses for the Properties, payments for Reserves and payments of principal and interest under the Note and any other loan payment obligations (including any obligations under any permitted subordinate financing) relating to the Properties and maintain a Debt Service Coverage Ratio at least equal to the lesser of the Debt Service Coverage Ratio as of the Closing Date and immediately preceding the casualty; (iv) Lender reasonably determines that the Restoration of the affected Property to the Pre-Existing Condition will be completed within one

(1) year of the date of the loss or casualty to such Property, but in no event later than six (6) months prior to the Maturity Date; (v) less than fifty percent (50%) of the total floor area of the Improvements of the affected Property has been damaged, destroyed or rendered unusable as a result of such fire or other casualty; (vi) tenant leases requiring payment of annual rent equal to at least seventy percent (70%) of the Gross Revenues from such Property during the twelve (12) month period immediately preceding the date of such fire or other casualty remain in full force and effect during and after the Restoration of such Property, and (vii) Lender is reasonably satisfied that the affected Property can be restored and repaired as nearly as possible to the condition it was in immediately prior to such casualty and in compliance with all applicable zoning, building and other laws and codes (the "Pre-Existing Condition"). Notwithstanding anything to the contrary set forth in this Section 5.5, to the extent the insurance proceeds paid or payable with respect to any casualty to any Property (either singly or when aggregated with all other then unapplied proceeds with respect to such Property) do not exceed the Restoration Threshold, the estimated cost of completing the applicable Restoration shall not be greater than the Restoration Threshold, and provided that no Event of Default shall have occurred and be continuing, such proceeds are to be paid directly to the applicable Borrower to be applied to Restoration of such Property in accordance with the terms hereof (except that insurance proceeds paid with respect to the insurance maintained under Section 5.4(v) shall be deposited directly to the Central Account and applied in accordance with the provisions of the Cash Management Agreement).

         (D) If Lender elects to make the insurance proceeds available for Restoration of any Property (or is required to make such proceeds available pursuant to Section 5.5(C) above), the Borrowers agree that, if at any time during the Restoration, the cost of completing such Restoration, as reasonably determined by Lender, exceeds the undisbursed insurance proceeds, the Borrowers shall, promptly upon demand by Lender, deposit the amount of such excess with Lender, and Lender shall first disburse such deposit to pay for the costs of such Restoration on the same terms and conditions as the insurance proceeds are disbursed. If the Borrowers deposit such excess with Lender and if, after completion of the Restoration, any funds remain from the combination of insurance proceeds and the funds so deposited with Lender by the Borrowers, and if no Event of Default shall have occurred and be continuing, then Lender shall disburse to the applicable Borrower such remaining funds (together with any interest earned thereon).

         (E) Lender may, at Lender's option, condition disbursement of any insurance proceeds on Lender's approval of plans and specifications of an independent architect licensed in the state where the affected Property is located and reasonably satisfactory to Lender (the "Architect"), any and all material contractors, subcontractors and materialmen engaged in the Restoration and the contracts and subcontracts under which they have been engaged, contractor's cost estimates, architect's certificates, waivers of liens, sworn statements of mechanics and materialmen and such other evidence of costs, percentage completion of construction, application of payments, and satisfaction of liens as Lender may reasonably require. Lender shall not be obligated to disburse insurance proceeds more frequently than once every calendar month. If insurance proceeds are applied to the payment of the Obligations, any such application of proceeds to principal shall not extend or postpone the due dates of the monthly payments due under the Note or otherwise under the Loan
Documents, or change the amounts of such payments. Any amount of insurance proceeds remaining in Lender's possession after full and final payment and discharge of all Obligations shall be refunded to Borrower or otherwise paid in accordance with applicable law. If any Property is sold at foreclosure or if Lender acquires title to any Property, Lender shall have all of the right, title and interest of the Borrowers in and to any insurance policies and unearned premiums thereon and in and to the proceeds resulting from any damage to such Property prior to such sale or acquisition.

         (F) In no event shall Lender be obligated to make disbursements of insurance proceeds in excess of an amount equal to the costs actually incurred from time to time for work in place as part of the Restoration, as certified by the Architect, less a retainage equal to five percent (5%) of such costs incurred until the Restoration has been completed. The retainage shall in no event be less than the amount actually held back by the applicable Borrower from contractors, subcontractors and materialmen engaged in the Restoration. The retainage shall not be released until the Architect certifies to Lender that the Restoration has been completed substantially in accordance with the provisions of this Section 5.5 and that all material approvals necessary for the re-occupancy and use of the affected Property have been obtained from all appropriate governmental authorities, and Lender receives evidence reasonably satisfactory to Lender that the costs of the Restoration have been paid in full or will be paid in full out of the retainage.

         (G) If pursuant to Section 5.5(B), Lender has the right to and elects to apply insurance proceeds against the Obligations as to the affected Property, then the Borrowers, in any such instance, must prepay the Note to the extent of the insurance proceeds received up to the Release Price with respect to the relevant Property, and the Allocated Loan Amounts for all other Properties shall be increased or decreased in the manner provided in the definition of Allocated Loan Amount. In the event that any portion of such insurance proceeds is applied toward the repayment of the Obligations, the applicable Borrower shall be entitled to obtain from Lender a Property Release (without representation or warranty except for the representations and warranties expressly required to be given by Lender in connection with a Property Release in the last paragraph of
Section 11.4 hereof) of the applicable Property from the Lien of the Mortgage relating to such Property (in which event the Borrowers shall not be obligated to restore the applicable Property pursuant to Section 5.5(B) above) provided that (i) no Event of Default exists, (ii) the applicable Borrower shall comply with the provisions hereof and (iii) the Borrowers pay to Lender the amount, if any, by which the Release Price for such Property exceeds the insurance proceeds received by Lender and applied to repayment of the Obligations, in which case the Allocated Loan Amount for such Property shall be reduced to zero. If any proceeds are applied to reduce the Obligations, Lender shall apply the same in accordance with the provisions of the Note. Any excess proceeds over the Release Price paid to Lender in connection with the release of any Property pursuant to the foregoing, shall also be applied against the Obligations.

Section 5.6 Inspection. Subject to the rights of tenants, the Borrowers shall permit any authorized representatives designated by Lender to visit and inspect during normal business hours the Properties and their business, including their financial and accounting records, and to make copies and take extracts therefrom, and to discuss their affairs, finances and business with their officers and independent public accountants (with such Borrower's representative(s) present), at such reasonable times during normal business hours and as often as may be reasonably requested. Unless an Event of Default has occurred, Lender shall provide advance written notice of at least three (3) Business Days prior to visiting or inspecting any Property or any Borrower's offices.

Section 5.7 Environmental Compliance.

         (A) Environmental Laws. Each Borrower shall at all times comply in all material respects with all applicable Environmental Laws. The Borrowers shall not: (i) violate any applicable Environmental Law; or (ii) generate, use, transport, handle, store, release or dispose of any Hazardous Material in or into, on or onto, or from any Property (except in accordance with applicable law); or (iii) permit any Lien imposed pursuant to any Environmental Law to be imposed or to remain on any Property.

         (B) Remedial Action. Each Borrower shall promptly take and diligently prosecute any and all necessary remedial actions upon obtaining knowledge of the presence, storage, use, disposal, transportation, active or passive migration, release or discharge of any Hazardous Materials on, under or about any Property in violation of any Environmental Laws. In the event any Borrower undertakes any remedial action with respect to any Hazardous Materials on, under or about any Property, such Borrower shall conduct and complete such remedial action in compliance with all applicable Environmental Laws, and in accordance with the applicable policies, orders and directives of all federal, state and local governmental authorities.

         (C) Further Assurance. If Lender at any time has a reasonable basis to believe that a violation of any Environmental Law related to any Property has occurred and is continuing or that any basis for a material Environmental Claim affecting any Borrower or related to any Property exists, then the Borrowers agree, promptly after written request from Lender, to provide Lender with such reports, certificates, engineering studies or other written material or data as Lender may reasonably require so as to satisfy Lender that such Borrower and such Property are in material compliance with all applicable Environmental Laws.

         (D) O&M Plans.  The Cedars  Borrower  and 1600 Market  Street  Property
Trust agree to develop, implement and carry out operations and maintenance programs with respect to asbestos and asbestos-containing materials (the "O&M Plans") located in their respective Properties as recommended in the Environmental Reports for such Properties. Within thirty (30) days after the date hereof, the Borrowers shall cause the O&M Plans to be prepared by the environmental consultant or engineer that prepared the Environmental Reports or another environmental consultant or engineer reasonably acceptable to Lender, and deliver such O&M Plans to Lender for Lender's approval which approval shall not be unreasonably withheld, conditioned or delayed. Lender's requirement that the Borrowers develop and comply with the O&M Plans shall not be deemed to constitute a waiver or modification of any covenants or agreements of any Borrower or Guarantor with respect to Hazardous Materials or Environmental Laws as set forth herein or in the Environmental Indemnity.

Section 5.8 Environmental Disclosure.

         (A) The Borrowers shall promptly upon becoming aware thereof advise Lender in writing and in reasonable detail of: (1) any release, disposal or discharge of any Hazardous Material on, under, or about any Property required to be reported to any federal, state or local governmental or regulatory agency under any applicable Environmental Laws except such releases, disposals or discharges pursuant to and in compliance with valid permits, authorizations or registrations under said Environmental Laws; (2) any and all written communications sent or received by any Borrower with respect to any Environmental Claims or any release, disposal or discharge of Hazardous Material required to be reported to any federal, state or local governmental or regulatory agency; (3) any remedial action taken by any Borrower or any other Person in response to any Hazardous Material on, under or about any Property;
(4) the discovery by any Borrower of any occurrence or condition on any real property adjoining or in the vicinity of any Property that could cause such Property or any part thereof to be classified as "border-zone property" or to be otherwise subject to any restrictions on the ownership, occupancy, transferability or use thereof under any Environmental Laws the existence of which could result in an Environmental Claim with respect to any Property; and
(5) any request for information from any governmental agency that indicates such agency is investigating whether any Borrower may be potentially responsible for a release, disposal or discharge of Hazardous Materials.

         (B) The Borrowers shall promptly notify Lender of any proposed action to be taken pertaining in any way to any Property to commence any operations that could reasonably be expected to subject any Borrower or any Property to additional laws, rules or regulations, including laws, rules and regulations requiring additional or amended environmental permits or licenses which could reasonably be expected to subject any Borrower to any material obligations or requirements under any Environmental Laws. Each Borrower shall, at its own expense, provide copies of such documents or information as Lender may reasonably request in relation to any matters disclosed pursuant to this Section.

Section 5.9 Compliance with Laws and Contractual Obligations. Each Borrower will
(A) comply with the requirements of all present and future applicable laws, rules, regulations and orders of any governmental authority in all jurisdictions in which it is now doing business or may hereafter be doing business, other than those laws, rules, regulations and orders the noncompliance with which would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (B) maintain all licenses and permits now held or hereafter acquired by such Borrower, the loss, suspension, or revocation of which, or failure to renew, could have a Material Adverse Effect and (C) perform, observe, comply and fulfill all of its obligations, covenants and conditions contained in any Contractual Obligation, including the Loan Documents.

Section 5.10 Further Assurances. Borrower Parties and their Affiliates shall, from time to time, execute and/or deliver such documents, instruments, agreements, financing statements, and perform such acts as Lender at any time may reasonably request to evidence, preserve and/or protect the Collateral at any time securing or intended to secure the Obligations and/or to better and more effectively carry out the purposes of this Loan Agreement and the other Loan Documents.

Section 5.11 Performance of Agreements and Leases. Each Borrower Party shall duly and punctually perform, observe and comply in all material respects with all of the terms, provisions, conditions, covenants and agreements on its part to be performed, observed and complied with hereunder and under the other Loan Documents to which it is a party and all material agreements entered into or assumed by such Person in connection with any Property, and will not suffer or permit any default or event of default (giving effect to any applicable notice requirements and cure periods) to exist under any of the foregoing. Each Borrower shall comply with, observe and perform all of such Borrower's material obligations as landlord under all Leases and shall enforce the material terms, covenants and conditions contained in the Leases upon the part of the tenants thereunder to be observed or performed.

Section 5.12 Leases.

         (A) Without the prior written consent of Lender, none of the Borrowers shall (i) enter into any Major Lease; (ii) cancel or terminate (including, without limitation, by exercise of any landlord recapture rights) any Major Lease (except to enforce any such Major Lease after an "event of default" thereunder or pursuant to the exercise by any tenant of any termination rights expressly provided in any existing Major Lease or Major Lease hereafter approved by Lender); (iii) approve any assignment of any Major Lease (except as required pursuant to the express terms of any existing Major Lease or Major Lease hereafter approved by Lender) that releases the original tenant from its obligations under such Major Lease, (iv) amend, modify or waive the provisions of any Major Lease in any material and adverse respect (including, without limitation, any amendment, modification or waiver reducing the fixed initial term of any Major Lease, reducing the rent payable under any Major Lease, changing any renewal provisions of any Major Lease or materially increasing the obligations of the landlord or materially decreasing the obligations of the tenant under any Major Lease or pursuant to which any premises covered by such Major Lease is surrendered); or (v) cancel or modify any guaranty, or release any security deposit, letter of credit, or other item constituting security pertaining to any Major Lease (except as required pursuant to the express terms of any existing Major Lease or Major Lease hereafter approved by Lender).

         Lender shall not unreasonably withhold, delay or condition its consent to any Major Lease transaction described in clauses (i) through (v) above provided that (x) no Event of Default shall have occurred and be continuing, (y) the conditions of clauses (i) and (ii) of Subsection 5.12(B) below are satisfied with respect to such proposed Major Lease and (z) in the reasonable judgment of Lender, the proposed tenant thereunder (if not then a tenant of the subject Property) is a reputable Person engaged in a business activity consistent with ordinary office building uses and with creditworthiness reasonably adequate to perform its obligations under the proposed Major Lease (taking into account any security, guarantees or other credit support posted or delivered by such proposed tenant).

         (B) Notwithstanding the provisions of Subsection 5.12(A) above, provided that no Event of Default shall have occurred and be continuing, Lender's consent shall not be required as provided above for the creation, assignment, termination (including, without limitation, by exercise of any landlord recapture rights), amendment or modification of any Lease which is not a Major Lease (including the renewal or extension after the date hereof of any Lease which is not a Major Lease (such renewal or extension, a "Renewal Lease")) provided that the applicable Lease (or Renewal Lease):

               (i) provides for payment of a net effective rent (after taking into account any free rent, construction allowances or other concessions granted by landlord) and other material amounts payable no less than ninety-five percent (95%) of the then effective fair market rent then prevailing for similar properties and leases in the market area (and taking into account the type and creditworthiness of the tenant, the length of the term including any renewals, and the location and size of the premises covered thereby);

               (ii) is otherwise on commercially reasonable terms; and

               (iii) a copy of such Lease is delivered to Lender promptly after execution thereof together with the applicable Borrower's certification that such Lease satisfies the foregoing conditions of this Section 5.12.

         (C) Any request for approval of a Lease, or assignment, termination, amendment or modification of any Lease requiring approval as set forth above shall be made to Lender in writing and together with such request the applicable Borrower shall furnish to Lender: (i) a brief biographical description of and current financial statements for the proposed tenant and any guarantor of such proposed Lease, (ii) a copy of the proposed form of Lease (or amendment or modification), and (iii) a summary of the material terms of such proposed Lease (or amendment or modification) including, without limitation, rental terms and the term of the proposed Lease and any options. Lender shall approve or disapprove each Major Lease or other Lease (or amendment or modification of any Major Lease or other Lease) for which Lender's approval is required under this Loan Agreement within ten (10) Business Days after the submission by such Borrower to Lender of a written request for such approval, accompanied by a substantially final draft of the Major Lease or other Lease (or amendment or modification) together with the information and documents required under clauses
(i) through (iii) above (and provided that any such approval shall be subject to delivery by the applicable Borrower of an executed copy of the Lease (or amendment or modification) promptly after execution thereof, which executed Lease (or amendment or modification) shall not have been modified or revised in any material respect from the prior drafts thereof reviewed by Lender). Lender's consent to any Major Lease or other Lease shall be deemed given, if the correspondence from such Borrower to Lender requesting such approval contains a bold-faced, conspicuous legend at the top of the first page thereof stating that "IF YOU FAIL TO RESPOND TO OR TO EXPRESSLY DENY THIS REQUEST FOR APPROVAL IN WRITING WITHIN TEN (10) BUSINESS DAYS, YOUR APPROVAL SHALL BE DEEMED GIVEN," and if Lender fails to respond to or to expressly deny such request for approval in writing within ten (10) Business Days after receipt by Lender of such written request and the information and documents required above and any other information reasonably requested by Lender in writing prior to the expiration of such ten (10) Business Day period in order to adequately review the same, then Lender shall be deemed to have approved such Major Lease or other Lease.

         The Borrowers shall promptly send Lender copies of any notices of default received from the tenant under any Lease; and will enforce (short of terminating such Lease) the performance by the tenant of the tenant's obligations under any Lease.

         Except for security deposits or estimated additional rent amounts on account of operating expense, tax or other escalations or pass-throughs, no Lease shall provide for payment of rent more than one month in advance, and the Borrowers shall not under any circumstances collect any rent more than one month in advance. The Borrowers, at Lender's request, shall furnish

Lender with executed copies of all Leases hereafter made (to the extent not theretofore provided to Lender). Each Lease or a separate agreement with the tenant of such Lease, in recordable form and substance reasonably satisfactory to Lender, shall specifically provide that, subject to the following sentence, such Lease is subordinate to the Mortgage encumbering the applicable Property; that the tenant attorns to Lender, such attornment to be effective upon Lender's acquisition of title to such Property; that the tenant agrees to execute such further evidences of attornment as Lender may from time to time reasonably request; that the attornment of the tenant shall not be terminated by foreclosure; that in no event shall Lender, as holder of the Mortgage or as successor landlord, be liable to the tenant for any act or omission of any prior landlord or for any liability or obligation of any prior landlord occurring prior to the date that Lender or any subsequent owner acquire title to such Property. Lender shall enter into, and, if required by applicable law to provide constructive notice, record in the county where the subject Property is located, and permit the applicable tenant to record, a subordination, non-disturbance and attornment agreement, in form and substance substantially similar to the form attached hereto as Exhibit D (a "Non-Disturbance Agreement"), with any tenant (other than an Affiliate of any Borrower) entering into any Lease demising at least 5,000 square feet of any Property within ten (10) Business Days after written request therefor by the applicable Borrower delivered together with an executed copy of the applicable Lease, and provided that Lender has reasonably determined that such Lease satisfies the conditions of clauses (i) and (ii) of Subsection 5.12(B) above.

Section 5.13 Management.

         (A) The Borrowers shall cause Manager to manage the Properties in accordance with the Management Agreement. The Borrowers shall (i) diligently perform and observe all of the material terms, covenants and conditions of the Management Agreement on the part of the Borrowers to be performed and observed and (ii) promptly notify Lender of any notice to any Borrower of any default under the Management Agreement of which it is aware. If any Borrower shall default in the performance or observance of any material term, covenant or condition of the Management Agreement on the part of such Borrower to be performed or observed beyond applicable notice and cure periods, then, without limiting Lender's other rights or remedies under this Agreement or the other Loan Documents, and without waiving or releasing such Borrower from any of its obligations hereunder or under the Management Agreement upon five (5) Business Days' notice to such Borrower, Lender shall have the right, but shall be under no obligation, to pay any sums and to perform any act as may be appropriate to cause all the material terms, covenants and conditions of the Management
Agreement on the part of such Borrower to be performed or observed. The Borrowers shall cause any new Manager to execute and deliver a subordination agreement reasonably satisfactory to Lender at the time of execution and delivery of any Management Agreement.

         (B) The Borrowers shall not surrender, terminate (except in connection with the enforcement of their rights thereunder upon a default by Manager, and after delivery of notice thereof to Lender (but no consent of Lender shall be required for such termination)), cancel, materially modify, renew or extend the Management Agreement (except any renewal or extension pursuant to the express terms of the Management Agreement as in effect on the date hereof or other renewal or extension of the Management Agreement with the existing Manager on terms no less favorable to the Borrowers than those in effect on the date hereof), or enter into any other Management Agreement with Manager or any other Person, or consent to the assignment by the Manager of its interest under the Management Agreement, in each case without the express consent of Lender, which consent shall not be unreasonably withheld and may be conditioned upon the Borrowers delivering a Rating Confirmation. If at any time Lender consents to the appointment of a new Manager, such new Manager and the Borrowers shall, as a condition of Lender's consent, execute a subordination of management agreement in the form delivered in connection with the closing of the Loan.

         (C) Lender shall have the right to require the Borrowers to replace the Manager with a Person chosen by Lender, upon the earliest to occur of any one or more of the following events: (i) upon the occurrence and during the continuance of an Event of Default; or (ii) thirty (30) days after notice from Lender to the Borrowers that Manager has engaged in fraud, gross negligence or willful misconduct arising from or in connection with its performance under the Management Agreement.

Section 5.14 Material Agreements. Except for Leases complying with the Loan Documents and Management Agreements complying with the foregoing, no Borrower shall enter into or become obligated under any material agreement pertaining to any Property, including without limitation brokerage agreements, unless the same may be terminated without cause and without payment of a penalty or premium, on not more than 30 day's prior written notice.

Section 5.15 Deposits; Application of Receipts. The Borrowers will deposit all Receipts from the Property into, and otherwise comply with, the Accounts established from time to time hereunder. Subject to Article VII hereof and the Cash Management Agreement, the Borrowers shall promptly apply such Receipts to the payment of all current and past due Operating Expenses, and to the repayment of all sums currently due or past due under the Loan Documents, including all payments into the Reserves.

Section 5.16 Estoppel Certificates.

         (A) Within ten (10) Business Days following a request by Lender, the Borrowers shall provide to Lender a duly acknowledged written statement confirming (i) the amount of the outstanding principal balance of the Loan, (ii) the terms of payment and maturity date of the Note, (iii) the date to which interest has been paid, (iv) to the knowledge of the Borrowers, whether any offsets or defenses exist against the Obligations, and if any such offsets or defenses are alleged to exist, the nature thereof shall be set forth in detail, and (v) that this Loan Agreement, the Note, the Mortgages and the other Loan Documents are valid, legal and binding obligations of the Borrowers and have not been modified or amended, or, if modified or amended, giving particulars of any such modification or amendment.

         (B) Within ten (10) Business Days following a written request by the Borrowers, Lender shall provide to the Borrowers for informational purposes only, a duly acknowledged written statement setting forth the amount of the outstanding principal balance of the Loan, the date to which interest has been paid, and whether Lender has provided any Borrower with written notice of any
Event of Default which remains uncured. Compliance by Lender with the requirements of this Section shall be for informational purposes only and shall not be deemed to be a waiver of any rights or remedies of Lender hereunder or under any other Loan Document.

Section 5.17 Indebtedness. So long as the Loan is outstanding, no Primary Borrower Party will directly or indirectly create, incur, assume, guaranty, or otherwise become or remain directly or indirectly liable with respect to any Indebtedness except:

         (A) the Obligations;

         (B) (i) unsecured trade payables not evidenced by a note and arising out of purchases of goods or services in the ordinary course of business and
(ii) Indebtedness incurred in the financing of equipment or other personal property used at any Property in the ordinary course of business, provided that
(a) each such trade payable is payable not later than 60 days after the original invoice date and is not overdue by more than 30 days and (b) the aggregate amount of such Indebtedness relating to financing of equipment and personal property referred to in clause (ii) above outstanding does not, at any time, exceed [two percent (2%) of the annual Gross Revenues from any Property]. In no event shall any Indebtedness other than the Loan be secured, in whole or in part, by any Property or any portion thereof or interest therein;

         (C) tenant improvement obligations (or allowances therefor) due and payable by any Borrower pursuant to the Leases and amounts due under the Management Agreement; and

         (D) provided that no Event of Default has occurred and is continuing, Affiliates of the Borrowers (such Affiliates, collectively, the "Subordinate Borrower") may obtain from a lender (the "Subordinate Lender") one or more subordinate loans (collectively, the "Subordinate Loan") not secured by deeds of trust or mortgages on the Property or any other Liens on any Collateral, provided that: (i) such Subordinate Loan shall be due and payable in full on or before the Maturity Date; (ii) the aggregate principal amount of such Subordinate Loan, together with the outstanding principal amount of the Loan, shall at no time exceed an amount equal to 75% of the then current fair market value of the Properties (as indicated in current independent appraisals prepared by a state certified appraiser, and in form, reasonably acceptable to Lender);
(iii) the Debt Service Coverage Ratio calculated based upon (1) the Underwritable Cash Flow for the twelve (12) month period then ended and (2) the aggregate principal and interest due under the Loan and the Subordinate Loan for the succeeding twelve (12) month period shall not be less than 1.25 to 1.0; and
(iv) the following conditions are satisfied:

               (a) The Subordinate Loan will be evidenced by a promissory note in favor of the Subordinate Lender and, if applicable, will be secured by a pledge agreement encumbering direct or indirect ownership interests in one or more of the Borrowers (but in no event shall the Subordinate Loan be secured by a Lien on any Property or any other Collateral for the Loan) and UCC-1 financing statements, each of such documents to be in form and substance reasonably acceptable to Lender (such documents together with any and all other documents and agreements evidencing and securing the Subordinate Loan, as amended, the "Subordinate Loan Documents").

               (b) The Subordinate Lender will deliver to Lender a subordination and intercreditor agreement in form and substance reasonably satisfactory to Lender providing, among other things, that:

                  (1) the Subordinate Loan Documents, any Liens created thereunder and all rights of the Subordinate Lender thereunder will be expressly subject and subordinate to the terms, covenants and conditions of the Loan Documents, the Liens created and additional advances made thereunder, and any and all amendments or modifications thereto, including any relating to a restructuring or refinancing of the Obligations;

                  (2) The Subordinate Loan shall be subordinate and junior in right and time of payment to payment of principal, interest and all other amounts due under the Loan Documents; provided, however, that so long as no Event of Default shall have occurred and be continuing, the Subordinate Borrower (or its Affiliates) may make payment of amounts due under the Subordinate Loan Documents to the extent of any amounts distributed to the Borrowers under
Section 3.3 of the Cash Management Agreement;

                  (3) in the event of any default beyond applicable cure periods under the Subordinate Loan Documents, provided that (x) no Event of Default has occurred and is continuing hereunder, (y) Subordinate Lender has delivered to Lender and the Rating Agencies a substantive non-consolidation opinion with respect to the Borrowers and the new holder of any ownership interests in any Borrower, in form and substance acceptable to Lender and the Rating Agencies, and (z) Subordinate Lender has delivered prior written notice thereof to Lender, Subordinate Lender may enforce its remedies under the Subordinate Loan Documents (including foreclosure of any ownership interests in the Borrowers pledged to Subordinate Lender thereunder);

                  (4) the Subordinate Lender will send Lender copies of all default notices under the Subordinate Loan Documents;

                  (5) the Subordinate Lender will covenant not to file a petition commencing any proceeding seeking to liquidate or adjudicate Borrower as bankrupt or insolvent and shall waive any right to file any motion or take any action in any such bankruptcy or insolvency proceeding of any Borrower commenced by any Borrower or any other Person; and

                  (6) the Subordinate Lender will not assign or transfer the Subordinate Loan or the Subordinate Loan Documents or any portion thereof or interest therein without the prior written consent of Lender and the Rating Agencies.

               (c) The Borrowers shall deliver to Lender prior to obtaining such Subordinate Loan a Rating Confirmation from each applicable Rating Agency with respect to such Subordinate Loan.

Section 5.18 Liens and Related Matters. The obligations of Borrower Parties under this Section are in addition to and not in limitation of their obligations under Article XI herein. So long as the Loan is outstanding:

         (A) No Liens. No Primary Borrower Party shall directly or indirectly create, incur, assume or permit to exist any Lien on or with respect to the Property, any other Collateral or any direct or indirect ownership interest in any Borrower, except Permitted Encumbrances and with respect to the encumbrance of any ownership interest in any Borrower, except as permitted in connection with any Subordinate Loan in accordance with Section
5.17 above.

         (B) No Negative Pledges. No Primary Borrower Party shall enter into or assume any agreement (other than the Loan Documents) prohibiting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired except as permitted in connection with any Subordinate Loan in accordance with Section 5.17 above.

Section 5.19 Contingent Obligations. No Primary Borrower Party shall directly or indirectly create or become or be liable with respect to any Contingent
Obligation except Contingent Obligations existing on the Closing Date and described in Schedule 4.4.

Section 5.20 Restriction on Fundamental Changes. Except as otherwise expressly permitted under this Loan Agreement (or with the prior written consent of Lender):

         (A) No Primary Borrower Party shall, or shall permit any other Person to, (i) amend, modify or waive any term or provision of such Borrower Party's partnership agreement, certificate of limited partnership, articles of incorporation, by-laws, articles of organization, operating agreement, or other organizational documents relating to any of the representations, warranties or covenants of Article IX of this Loan Agreement or this Section 5.20 or any other material term or provision of such Borrower Party's organizational documents unless required by law; or (ii) liquidate, wind-up or dissolve such Borrower Party.

         (B) No Primary Borrower Party shall, nor permit or suffer any other Person on its behalf, to (i) issue, sell, assign, pledge, convey, dispose or otherwise encumber any stock, membership interest, partnership interest, or other equity or beneficial interest in any Borrower or (ii) grant any options, warrants, purchase rights or other similar agreements or understandings with respect thereto.

         (C) No Primary Borrower Party shall acquire by purchase or otherwise all or any part of the business or assets of, or stock or other evidence of beneficial ownership of, any Person.

Section 5.21 Transactions with Related Persons. Except for fees payable to Manager under the Management Agreement, the Borrowers shall not pay any management, consulting, director or similar fees to any Related Person of any Borrower or to any director (other than any customary fees of the Outside Director), officer or employee of Borrower. The Borrowers shall not directly or indirectly enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Related Person of any Borrower or with any director, officer or employee of any Borrower Party, except transactions in the ordinary course of and pursuant to the reasonable requirements of the business of the Borrowers and upon fair and reasonable terms which are no less favorable to any Borrower than would be obtained in a comparable arm's length transaction with a Person that is not a Related Person of any Borrower. The Borrowers shall not make any payment or permit any payment to be made to any Related Person of any Borrower when or as to any time when any Event of Default shall exist.

Section 5.22 ERISA.

         (A) No ERISA Plans. None of the Primary Borrower Parties will establish any Employee Benefit Plan, Pension Plan or Multiemployer Plan, or will commence making contributions to (or become obligated to make contributions to) any Employee Benefit Plan, Pension Plan or Multiemployer Plan.

         (B) Compliance with ERISA. The Borrowers shall not: (i) engage in any prohibited transaction under Section 406 of ERISA or Section 4975 of the IRC; or
(ii) permit the establishment of any Employee Benefit Plan providing post-retirement welfare benefits or establish or amend any Employee Benefit Plan which establishment or amendment could result in liability to any Borrower or any ERISA Affiliate or increase the obligation of any Borrower.

         (C) No Plan Assets. The Borrowers shall not at any time during the term of this Loan Agreement become (1) an employee benefit plan defined in Section 3(3) of ERISA which is subject to ERISA, (2) a plan as defined in Section
4975(e)(1) of the IRC which is subject to Section 4975 of the IRC, (3) a "governmental plan" within the meaning of Section 3(32) of ERISA or (4) an entity any of whose underlying assets constitute "plan assets" of any such employee benefit plan, plan or governmental plan for purposes of Title I or ERISA, Section 4975 of the IRC or any state statutes applicable to the Borrowers regulating investments of governmental plans.

Section 5.23 Lender's Expenses. The Borrowers shall pay, on demand by Lender, all reasonable expenses, charges, costs and fees (including reasonable attorneys' fees and expenses) in connection with the negotiation, documentation, closing, administration, servicing, enforcement interpretation, and collection of the Loan and the Loan Documents, and in the preservation and protection of Lender's rights hereunder and thereunder. Without limitation of the foregoing, the Borrowers shall pay all costs and expenses, including reasonable attorneys' fees, incurred by Lender in any case or proceeding under Title 11 of the United States Code (or any law succeeding or replacing any of the same). At the Closing, Lender is authorized to pay directly from the proceeds of the Loan any or all of the foregoing expenses then or theretofore incurred.

Section 5.24 Tenant Estoppels. Upon request by Lender, the Borrowers shall exercise commercially reasonable efforts to obtain and deliver, in form and substance reasonably satisfactory to Lender, estoppel certificates and/or subordination agreements from tenants from which satisfactory estoppel certificates and/or subordination agreements were not obtained prior to Closing. The failure of the Borrowers to obtain any such additional estoppel certificates or subordination agreements after exercising such commercially reasonable efforts shall not be a default hereunder.

                                   ARTICLE VI
                                    RESERVES

Section 6.1 Security Interest in Reserves; Other Matters Pertaining to Reserves.

         (A) Each Borrower hereby pledges, assigns and grants to Lender a security interest in and to all of such Borrower's right, title and interest in and to the Reserves, as security for payment and performance of all of the Obligations hereunder and under the Note and the other

Loan Documents. The Reserves constitute Account Collateral and are subject to the security interest in favor of Lender created herein and all provisions of this Loan Agreement and the other Loan Documents pertaining to Account Collateral.

         (B) In addition to the rights and remedies provided in Article VII and elsewhere herein, upon the occurrence of any Event of Default, Lender shall have all rights and remedies pertaining to the Reserves as are provided for in any of the Loan Documents or under any applicable law. Without limiting the foregoing, upon and at all times after the occurrence and during the continuance of any Event of Default, Lender in its sole and absolute discretion, may use the Reserves (or any portion thereof) for any purpose, including but not limited to any combination of the following: (i) payment of any of the Obligations including the Prepayment Consideration applicable upon such payment in such order as Lender may determine in its sole discretion; provided, however, that such application of funds shall not cure or be deemed to cure any default; (ii) reimbursement of Lender for any losses or expenses (including, without limitation, reasonable legal fees) suffered or incurred as a result of such default; (iii) payment for the work or obligation for which such Reserves were reserved or were required to be reserved; and (iv) application of the Reserves in connection with the exercise of any and all rights and remedies available to Lender at law or in equity or under this Loan Agreement or pursuant to any of the other Loan Documents.

Section 6.2 Funds Deposited with Lender.

         (A) Interest, Offsets. Except only as expressly provided otherwise herein, all funds of the Borrowers which are deposited with Lender as Reserves hereunder shall be held by Lender in one or more Permitted Investments. Lender is authorized to commingle any of the Reserves with each other and with any other funds held by Lender. All interest which accrues on the Reserves shall be taxable to the Borrowers and shall be added to and disbursed in the same manner and under the same conditions as the principal sum on which said interest accrued. Additional provisions pertaining to investments are set forth in
Article VII.

         (B) Funding at Closing. The Borrowers shall deposit with Lender the amounts necessary to fund each of the Reserves as set forth below. Deposits into the Reserves at Closing may occur by deduction from the amount of the Loan that otherwise would be disbursed to the Borrowers, followed by prompt deposit of the same into the applicable Sub-Account of the Central Account in accordance with the Cash Management Agreement. Notwithstanding such deductions, the Loan shall be deemed for all purposes to be fully disbursed at Closing.

Section 6.3 Impositions and Insurance Reserve. On the Closing Date, the Borrowers shall deposit with Lender (or such agent of Lender as Lender may designate in writing to the Borrowers from time to time) $4,083,300.04 and, pursuant to the Cash Management Agreement, the Borrowers shall deposit monthly, on the first day of each calendar month commencing with February 1, 2001, 1/12th of the annual charges (as reasonably estimated by Lender) for all Impositions and, to the extent such amounts are required to the escrowed hereunder as provided below, Insurance Premiums payable with respect to the Properties hereunder (said funds, together with any interest thereon and additions thereto, the "Impositions and Insurance Reserve"). The initial amount of the monthly deposit to be made to the Impositions and Insurance Reserve from and after the date hereof is $693,659.79. The Borrowers shall also deposit with Lender on demand, to be added to and included within such reserve, a sum of money which Lender reasonably estimates, together with such monthly deposits, will be sufficient to make the payment of each such charge at least thirty (30) days prior to the date initially due. The Borrowers shall provide Lender with bills and all other documents necessary for the payment of the foregoing charges at least thirty (30) days prior to the date on which each payment shall first become due. So long as (i) no Event of Default has occurred and is continuing, (ii) the Borrowers have provided Lender with the foregoing bills and other documents in a timely manner, and (iii) sufficient funds are held by Lender for the payment of the Impositions and Insurance Premiums (if applicable) relating to each of the Properties, Lender shall pay said items or disburse to the Borrowers from such Reserve amounts sufficient to pay said items. Notwithstanding the foregoing or anything to the contrary contained herein or in the other Loan Documents, the Borrowers shall not be required to deposit Insurance Premiums in the Impositions and Insurance Reserve unless and until (x) any Borrower fails to maintain any of the insurance coverage required under Section 5.4 hereof, (y) the Debt Service Coverage Ratio for the Properties for any twelve (12) month period shall fall below 1.25:1 or (z) any other Event of Default shall occur hereunder; whereupon the Borrowers shall immediately be required to commence and continue to escrow Insurance Premiums in accordance with this Section 6.3 for the remainder of the term of the Loan.

Section 6.4 Replacement Reserve. Pursuant to the Cash Management Agreement, the Borrowers shall deposit with Lender (or such agent) monthly, on the first day of each calendar month commencing with February 1, 2001, $53,854 for the purpose of creating a reserve for Capital Expenditures in accordance with the Capital Expenditure Budget then in effect (said funds, together with any interest thereon and additions thereto, the "Replacement Reserve"). The funds contained in the Replacement Reserve shall be utilized by the Borrowers solely for Capital Expenditures performed during the term of the Loan in accordance with the Capital Expenditure Budget (as amended from time to time) for each Property, and shall not be used by any Borrower for purposes for which any other Reserve is established. Within ten (10) days after written request from any Borrower, Lender shall direct the Central Account Bank to disburse funds from the Replacement Reserve to pay for costs that have been incurred by such Borrower for such Capital Expenditures, provided that (i) no Event of Default has occurred and is continuing, (ii) such Borrower shall provide to Lender such documentation and certifications as Lender may reasonably request to substantiate the requirement for and entitlement to such disbursement, (iii) such Borrower shall provide Lender with all invoices, receipts, lien waivers and other documentation of lawful and workmanlike progress or completion, lien-free status, and availability of sufficient funds, all as may be reasonably requested by Lender and Lender may require, at such Borrower's expense, an inspection of the subject Property and/or a certificate of completion by a licensed independent architect approved by Lender.

Section 6.5 Hazardous Materials Remediation Reserve. At Closing, the Borrowers shall reserve from the proceeds of the Loan and shall deposit with Lender (or such agent of Lender as Lender may designate in writing from time to time), an amount equal to $8,125 (said funds, together with any interest thereon and additions thereto, the "Hazardous Materials Remediation Reserve") for certain work related to Hazardous Materials at certain Properties as indicated in the Environmental Reports or the property condition reports for such Properties prepared and delivered prior to the Closing and as such work is more particularly described on Schedule 6.5 (the "Environmental Work"). Within six
(6) months after the Closing,  the

Borrowers shall complete such Environmental Work and shall provide to Lender such closure reports, no-further-action letters, and other evidence of compliance with law as Lender may reasonably require. The funds contained in the Hazardous Materials Remediation Reserve shall be utilized by the Borrowers solely for performance of the Environmental Work in accordance with the Environmental Reports, and shall not be used by the Borrowers for purposes for which any other Reserve is established. Upon written application of any Borrower, such Borrower shall be entitled to draw upon the Hazardous Materials Remediation Reserve to pay for costs that have been incurred by such Borrower for such Environmental Work, provided that (i) no Event of Default has occurred and is continuing, (ii) such Borrower shall provide to Lender such documentation and certifications as Lender may reasonably request to substantiate the requirement for and entitlement to such disbursement, (iii) such Borrower shall provide Lender with all invoices, receipts, lien waivers and other documentation of lawful and workmanlike progress or completion, lien-free status, and availability of sufficient funds, all as may be reasonably requested by Lender, and (iv) such Borrower shall provide Lender such evidence as may be reasonably satisfactory to Lender that, after payment of such draw, the funds remaining in such Reserve shall be sufficient to pay for the remainder of such Environmental Work. Subject to the foregoing conditions, the such Borrowers shall be entitled to draw any remaining balance in the Hazardous Materials Remediation Reserve when all such Environmental Work is complete to Lender's reasonable satisfaction and is paid for.

                                  ARTICLE VII
                DEPOSIT ACCOUNTS/CENTRAL ACCOUNT/CASH MANAGEMENT

Section 7.1 Establishment of Deposit Accounts and Central Account.

         (A) Deposit Accounts. On or before the Closing Date, pursuant to the terms of the Cash Management Agreement, the Borrowers shall establish and maintain, at the Central Account Bank, Eligible Accounts each in the name of Lender, as secured party hereunder, to serve as the "Deposit Accounts" for the respective Properties (said accounts, and any accounts replacing same in accordance with this Loan Agreement and the Cash Management Agreement, collectively, the "Deposit Accounts"). The Deposit Accounts shall be under the sole dominion and control of Lender (which dominion and control may be exercised by Servicer); and except as expressly provided hereunder and/or in the Cash Management Agreement, the Borrowers shall have no rights to control or direct the investment or payment of funds therein.

         (B) Central Account. On or before the Closing Date, pursuant to the terms of the Cash Management Agreement, the Borrowers shall establish and maintain, at the Central Account Bank, an Eligible Account in the name of the Lender, as secured party hereunder, to serve as the "Central Account" (said account, and any account replacing the same in accordance with this Loan Agreement and the Cash Management Agreement, the "Central Account") The Central Account shall be under the sole dominion and control of Lender (which dominion and control may be exercised by Servicer); and except as expressly provided hereunder and/or in the Cash Management Agreement, the Borrowers shall have no rights to control or direct the investment or payment of funds therein. Lender may elect to change any financial institution in which any Deposit Account and/or the Central Account shall be maintained. The Central Account shall be deemed to contain such sub-accounts as Lender may designate ("Sub-Accounts"), which may be maintained as separate ledger accounts and need not be separate

Eligible Accounts. The Sub-Accounts shall include the following as more particularly described in the Cash Management Agreement:

               (i) "Debt Service Sub-Account" shall mean the Sub-Account of the Central Account established for the purposes of reserving for payments of principal and interest and other amounts due under the Loan Documents (but without duplication of amounts covered under item (ii) below); and

               (ii) "Reserve Sub-Accounts" shall mean the Sub-Accounts of the Central Account established for the purpose of holding funds in the Reserves including: (a) the "Imposition and Insurance Reserve Sub-Account"; and (b) the "Replacement Reserve Sub-Account".

Section 7.2 Flow of Funds.

         (A) Deposit of Receipts into the Deposit Accounts; Transfers to Central Account. The Borrowers shall direct (i) all tenants under the Leases at each Property to pay all Rents thereunder directly into the respective Deposit Account for such Property and (ii) any and all other Receipts (including Rents that are not paid into the Deposit Accounts in accordance with the foregoing) to be deposited promptly into the Central Account and in no event later than two
(2) Business Days after the same are paid to or for the benefit of any Borrower. To the extent that any Borrower or any Person on any Borrower's behalf holds any Receipts, whether in accordance with this Loan Agreement or otherwise, such Borrower shall be deemed to hold the same in trust for Lender for the protection of the interests of Lender hereunder and under the Loan Documents. Pursuant to the Cash Management Agreement, the Central Account Bank shall be required to transfer all available funds on deposit in the Deposit Accounts on each Business Day of each calendar month from the Deposit Accounts to the Central Account.

         (B) Application of Funds in Central Account. Funds in the Central Account shall be allocated to the Sub-Accounts (or paid, as the case may be) in accordance with the Cash Management Agreement.

Section 7.3 Application of Funds After Event of Default. If any Event of Default shall occur and be continuing, then notwithstanding anything to the contrary in this Section or elsewhere, Lender shall have all rights and remedies available under applicable law and under the Loan Documents. Without limitation of the foregoing, for so long as an Event of Default exists, Lender may apply any and all funds in the Accounts against all or any portion of any of the Obligations, in any order.

Section 7.4 Holdback Account; Release of Funds.

         (A) Holdback Account. Pursuant to the Cash Management Agreement, the Borrowers shall jointly open and maintain at the Central Account Bank an interest bearing Eligible Account in the name of Lender, as secured party hereunder to serve as the "Holdback Account" (the "Holdback Account"). On the Closing Date, an amount equal to $15,000,000 (such amount, together with any and all interest accrued thereon, the "Holdback Amount") shall be deposited into the Holdback Account from the proceeds of the Loan. The Holdback Account shall at all times be an Eligible Account. Subject to the provisions of Section 7.4(B) below, the

Borrowers shall have no right of withdrawal from the Holdback Account, and the Holdback Account shall be under the sole dominion and control of Lender (which dominion and control may be exercised by Servicer).

         (B) Conditions Precedent to Release of Funds from Holdback Account. The Borrowers shall not be entitled to receive funds from the Holdback Account until the following conditions shall have been satisfied:

               (i) No Event of Default shall have occurred and be continuing.

               (ii) The Indiana  Avenue  Borrower  shall have entered into three
(3) Leases (the "New GSA Leases") with the General Services Administration, an agency of the federal government of the United States of America (the "GSA"), or another applicable agency or instrumentality of the federal government of the United States of America, covering the following premises at the Indiana Avenue
Property: (a) approximately 59,509 square feet presently covered by Lease #GS-11B-00091 (GSA-Judiciary) (such space, the "Judiciary Space"); (b) approximately 12,598 square feet presently covered by Lease #GS-11B-10295 (GSA-DOJ Childcare Center) (such space, the "Childcare Space"); and (c) approximately 16,648 square feet presently covered by Lease #GS-11B-00154
(GSA-United States Court of Veterans Appeal) (such space, the "VA Space"; together with the Childcare Space, the "Other GSA Space") (the foregoing Leases in clauses (a)-(c) above, the "Existing GSA Leases;" and the above described premises demised thereunder, "GSA Premises"); and the Indiana Avenue Borrower shall have delivered to Lender true and correct executed copies of the New GSA Leases.

               (iii) The term of each of such New GSA Leases, the fixed rent and additional rent payable thereunder and all other material terms of such New GSA Leases shall be on substantially the same economic terms and not otherwise be materially less favorable to the Indiana Avenue Borrower than the terms set forth in the drafts of such New GSA Leases delivered to Lender prior to the date hereof.

               (iv) Each of the New GSA Leases shall be in full force and effect; no defaults by the GSA or the Indiana Avenue Borrower shall exist under any New GSA Lease; the GSA shall have accepted possession of the GSA Premises and be in occupancy thereof; and the GSA shall have commenced paying rent under each of the New GSA Leases.

               (v) With respect to each of the New GSA Leases, the Indiana Avenue Borrower shall have executed and/or delivered to Lender (a) an Assignment of U.S. Government Contract; (b) a Notice of Assignment which shall have been duly executed by the GSA; (c) a Novation Agreement between HUB Realty Funding, Inc. and the Indiana Avenue Borrower which shall have been duly executed by the GSA (or a supplemental lease agreement or other amendment of the applicable New GSA Lease which in Lender's sole good faith opinion has the same substantive effect as a Novation Agreement); and (d) a Statement of Lease, duly executed by the GSA, each of the foregoing documents in form and substance reasonably acceptable to Lender.

               (vi) The Borrowers shall pay all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorney's fees and disbursements) incurred by the Lender and/or the Servicer in connection with the review of the New GSA Leases and the GSA Documents and release of funds from the Holdback Account.

Promptly after receipt of written request for release of funds from the Holdback Account from the Indiana Avenue Borrower and Lender's determination (in its sole good faith discretion) that each of the above conditions have been satisfied, Lender shall deliver notice to the Central Account Bank to release the Holdback Amount, to (or at the direction of) the Indiana Avenue Borrower.

         (C) Failure to Satisfy Conditions to Release of Holdback Amount. In the event that the Indiana Avenue Borrower shall fail to satisfy the conditions to release of the Holdback Amount under Section 7.4(B) and the GSA vacates the Judiciary Space, Lender shall release portions of the Holdback Amount to the Indiana Avenue Borrower as it relets the GSA Premises upon the terms and subject to the conditions of Section 7.4(D).

         (D) Release of Holdback Amount Upon Reletting of GSA Space. Subject to the terms and conditions hereinafter set forth, Lender shall release portions of the Holdback Amount to the Indiana Avenue Borrower as it enters into new Leases covering all or a portion of the Judiciary Space provided that (i) no Event of Default shall have occurred and be continuing, (ii) the Indiana Avenue Borrower shall have delivered an executed copy of such Lease to Lender, which Lease shall have been approved by Lender in accordance with the provisions of Section 5.12 hereof (whether or not such Lease constitutes a Major Lease), (iii) the tenant under such Lease shall have accepted possession of the premises covered by such Lease and be paying rent thereunder and (iv) such tenant shall have executed and delivered to Lender a tenant estoppel certificate with respect to such space in form and substance reasonably acceptable to Lender. In the event that the Indiana Avenue Borrower shall enter into any Lease covering all or a portion of the Judiciary Space, and provided that, as of such date, the GSA is still in possession of the Other GSA Space under the Existing GSA Leases (or any New GSA Leases) which Existing GSA Leases (or any New GSA Leases) are in full force and effect, then Lender shall release to the Indiana Avenue Borrower a portion (the "Holdback Release Amount") of the Holdback equal to the difference between (a) the product of (i) $15,000,000 and (ii) a fraction (1) the numerator of which is the sum of the fixed annual rent (in accordance with GAAP) for the first full year of such Lease plus the fixed annual rent (in accordance with GAAP) for the first full year of each other Lease previously entered into in accordance with the provisions of this Section 7.4(D) covering portions of the Judiciary Space and (2) the denominator of which is $2,281,344, minus (b) all portions of the Holdback Amount previously paid to the Indiana Avenue Borrower under this
Section 7.4(D). In the event that as of the date that the Indiana Avenue Borrower enters into any Lease (satisfying the conditions above) covering all or any portion of the Judiciary Space the GSA is not in possession of the Other GSA Space under the Existing GSA Leases (or under any New GSA Lease), the Holdback Release Amount shall be calculated as provided above except that such Holdback Release Amount shall be decreased by an amount equal to the quotient of (a) the positive difference (if any) between $1,128,860 and the fixed annual rent (in accordance with GAAP) for the first full lease year of each Lease entered into by the Indiana Avenue Borrower in connection with the reletting of the Other GSA Space and (b) .152. If the balance of the Holdback Account shall ever be reduced below $500,000, provided that no Event of Default shall have occurred and be continuing, upon written request from the Indiana Avenue Borrower, such remaining balance shall be promptly paid to the Indiana Avenue Borrower . The Borrowers shall pay any and all reasonable costs and expenses incurred by Lender, including Lender's reasonable legal fees and expenses, in connection with considering any request for release of funds from the Holdback Account pursuant to this Section 7.4(D).

                                  ARTICLE VIII
                          DEFAULT, RIGHTS AND REMEDIES

Section 8.1 Event of Default.

         "Event of Default" shall mean the occurrence or existence of any one or more of the following:

         (A) Scheduled Payments. Failure of the Borrowers to pay any scheduled payment amount when the same is due under this Loan Agreement, the Note, or any other Loan Documents (whether such amount is interest, principal, Reserves, or otherwise); or

         (B) Other Payments. Failure of the Borrowers to pay any amount from time to time owing under this Loan Agreement, the Note, or any other Loan Documents (other than amounts subject to the preceding paragraph) within ten
(10) days after written notice to the applicable Borrower that same is due; or

         (C) Breach of Reporting Provisions. Failure of any Borrower Party to perform or comply with any term or condition contained in Section 5.1 which continues for a period of thirty (30) days after written notice; or

         (D) Breach of Provisions Regarding Insurance, Transfers, Liens, Single Purpose. (i) Failure to keep in force the insurance required by Section 5.4 hereof or (ii) the failure to comply with any other covenant of Section 5.4 which failure under this clause (ii) continues for five (5) Business Days after notice from Lender. The demolition or removal of, or except as permitted under
Section 5.5(A), the making of any Material Alterations to, any of the Improvements without Lender's consent. Breach or default under any of Sections 5.13(B), 5.17, 5.18, 5.19 or 5.20, Article IX or Section 11.1 hereof or Section 9 of any Mortgage; or

         (E) Breach of Warranty. Any representation, warranty, certification or other statement made by any Borrower Party or Affiliate thereof in any Loan Document or in any statement or certificate at any time given in writing pursuant to or in connection with any Loan Document is false in any material respect as of the date made and if such breach in the sole and absolute judgment of Lender is capable of cure (it being acknowledged that any material breach of the representations and warranties under Sections 4.3, 4.4, 4.7, 4.9, 4.13, 4.18, 4.25, or 4.26 shall not be deemed capable of cure), such breach is not cured within the applicable cure period provided under Section 8.1(F); or

         (F) Other Defaults Under Loan Documents. A default shall occur in the performance of or compliance with any term contained in this Loan Agreement or the other Loan Documents and such default is not fully cured within thirty (30) days after receipt by the applicable Borrower of notice from Lender of such default (other than occurrences described in other provisions of this Section 8.1 for which none or a different grace or cure period is specified or which constitute immediate Events of Default); provided however that if (i) the default is capable of cure but with diligence cannot be cured within such period of thirty (30) days, (ii) such Borrower (or the applicable Borrower Party) has commenced the cure within such thirty (30) day period and at all times after such commencement has pursued such cure diligently, and (iii) such Borrower delivers to Lender promptly following demand (which demand may be made from time to time by Lender) evidence satisfactory to Lender of the foregoing, then such period shall be extended for so long as is reasonably necessary for such Borrower in the exercise of due diligence to cure such default, but in no event beyond the 90th day after the original notice of default; or

         (G) Involuntary Bankruptcy; Appointment of Receiver, etc. (i) A court enters a decree or order for relief with respect to any Borrower Party, in an Involuntary Borrower Party Bankruptcy, which decree or order is not stayed or other similar relief is not granted under any applicable federal or state law;
(ii) the  occurrence and  continuance  of any of the following  events for sixty
(60) days unless dismissed or discharged within such time: (x) an Involuntary Borrower Party Bankruptcy is commenced, (y) a decree or order of a court for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over any Borrower Party or over all or a substantial part of its property, is entered, or (z) an interim receiver, trustee or other custodian is appointed without the consent of any Borrower Party, for all or a substantial part of the property of such Person; or

         (H) Voluntary Bankruptcy; Appointment of Receiver, etc. (i) An order for relief is entered with respect to any Borrower Party, or any such Person commences a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case or to the conversion of an involuntary case to a voluntary case under any such law or consents to the appointment of or taking possession by a receiver, trustee or other custodian for any Borrower Party or for all or a substantial part of the property of any Borrower Party; (ii) any Borrower Party makes any assignment for the benefit of creditors; or (iii) the Board of Directors or other governing body of any Borrower Party adopts any resolution or otherwise authorizes action to approve any of the actions referred to in this subsection 8.1(H); or

         (I) Bankruptcy Involving Ownership Interests or Property. Other than as described in either of Subsections 8.1(G) or 8.1(H), all or any portion of the Collateral becomes property of the estate or subject to the automatic stay in any case or proceeding under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect (provided that if the same occurs in the context of an involuntary proceeding, it shall not constitute an Event of Default if it is dismissed or discharged within sixty (60) days following its occurrence); or

         (J) Solvency. Any Borrower Party ceases to be solvent or admits in writing its inability to pay its debts as they become due; or

         (K) Judgment and Attachments. Any lien, money judgment, writ or warrant of attachment, or similar process is entered or filed against any Borrower Party or any of its assets, which claim is not fully  covered by  insurance  (other than with respect to the amount  of  commercially  reasonable  deductibles  permitted  hereunder),  could reasonably be expected to have a Material Adverse Effect and remains undischarged, unvacated, unbonded or unstayed for a period of thirty (30) days; or

         (L) Injunction. Any Borrower Party is enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting all or any material part of its business which injunction could reasonably be expected to have a Material Adverse Effect and such order continues for more than sixty (60) days; or

         (M) Invalidity of Loan Documents. This Loan Agreement, any Mortgage or any Loan Document for any reason ceases to be in full force and effect or ceases to be a legally valid, binding and enforceable obligation of any Borrower or any Lien securing the Obligations shall, in whole or in part, cease to be a perfected first priority Lien, subject to the Permitted Encumbrances (except in any of the foregoing cases in accordance with the terms hereof or under any other Loan Document); or

         (N) Cross-Default with Other Loan Documents. A default beyond any applicable grace periods shall occur under any of the other Loan Documents;

         (O) Default under Management Agreement. Any event of default on the part of the Borrowers shall occur and be continuing under the Management Agreement; or

         (P) Ground Lease Defaults. Any default by any Borrower beyond any applicable grace periods shall occur under any Ground Lease or any actual, attempted or purported surrender, termination, modification or amendment of any Ground Lease without Lender's consent.

If more than one of the foregoing paragraphs shall describe the same condition or event, then Lender shall have the right to select which paragraph or paragraphs shall apply. In any such case, Lender shall have the right (but not the obligation) to designate the paragraph or paragraphs which provide for non-written notice (or for no notice) or for a shorter time to cure (or for no time to cure).

Section 8.2 Acceleration and Remedies.

         (A) Upon the occurrence of any Event of Default described in any of Subsections 8.1(G), 8.1(H), or 8.1(I), the unpaid principal amount of and accrued interest and fees on the Loan and all other Obligations shall automatically become immediately due and payable, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other requirements of any kind, all of which are hereby expressly waived by each Borrower Party. Upon and at any time after the occurrence of any other Event of Default, at the option of Lender, which may be exercised without notice or demand to anyone, all or any portion of the Loan and other Obligations shall immediately become due and payable.

         (B) Upon the occurrence of an Event of Default, all or any one or more of the rights, powers, privileges and other remedies available to Lender against the Borrowers under this Loan Agreement or any of the other Loan Documents, or at law or in equity, may be exercised by

Lender at any time and from time to time, whether or not all or any of the Obligations shall be declared due and payable, and whether or not Lender shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents with respect to any Property. Any such actions taken by Lender shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Lender may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Lender permitted by law, equity or contract or as set forth herein or in the other Loan Documents. Without limiting the generality of the foregoing, if an Event of Default is continuing (i) to the fullest extent permitted by law, Lender shall not be subject to any "one action" or "election of remedies" law or rule, and (ii) all liens and other rights, remedies or privileges provided to Lender shall remain in full force and effect until Lender has exhausted all of its remedies against the Properties and the Mortgages have been foreclosed, sold and/or otherwise realized upon in satisfaction of the Obligations or the Obligations have been paid in full.

         (C) Lender shall have the right from time to time to partially foreclose any Mortgage in any manner and for any amounts secured by such Mortgage then due and payable as determined by Lender in its sole discretion including, without limitation, the following circumstances: (i) in the event the Borrowers default beyond any applicable grace period in the payment of one or more scheduled payments of principal and interest, Lender may foreclose any Mortgage to recover such delinquent payments, or (ii) in the event Lender elects to accelerate less than the entire outstanding principal balance of the Loan, Lender may foreclose any Mortgage to recover so much of the principal balance of the Loan as Lender may accelerate and such other sums secured by such Mortgage as Lender may elect. Notwithstanding one or more partial foreclosures, the Properties shall remain subject to the Mortgages to secure payment of sums secured by the Mortgages and not previously recovered.

         (D) Lender shall have the right from time to time to sever the Note and the other Loan Documents into one or more separate notes, mortgages and other security documents in such denominations as Lender shall determine in its sole discretion for purposes of evidencing and enforcing its rights and remedies provided hereunder. The Borrowers shall execute and deliver to Lender from time to time, promptly after the request of Lender, a severance agreement and such other documents as Lender shall request in order to effect the severance described in the preceding sentence, all in form and substance reasonably satisfactory to Lender. Each Borrower hereby absolutely and irrevocably appoints Lender as its true and lawful attorney, coupled with an interest, in its name and stead to make and execute all documents necessary or desirable to effect the aforesaid severance upon the occurrence and during the continuance of an Event of Default, such Borrower ratifying all that its said attorney shall do by virtue thereof; provided, however, Lender shall not make or execute any such documents under such power until three (3) days after notice has been given to the Borrowers by Lender of Lender's intent to exercise its rights under such power.

         (E) Any amounts recovered from any Property or any other collateral for the Loan after an Event of Default may be applied by Lender toward the payment of any interest and/or principal of the Loan and/or any other amounts due under the Loan Documents in such order, priority and proportions as Lender in its sole discretion shall determine.

         (F) The rights, powers and remedies of Lender under this Agreement shall be cumulative and not exclusive of any other right, power or remedy which Lender may have against the Borrowers pursuant to this Loan Agreement or the other Loan Documents, or existing at law or in equity or otherwise. Lender's rights, powers and remedies may be pursued singly, concurrently or otherwise, at such time and in such order as Lender may determine in Lender's sole discretion. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of one Default or Event of Default with respect to any Borrower shall not be construed to be a waiver of any subsequent Default or Event of Default by any Borrower or to impair any remedy, right or power consequent thereon.

Section 8.3 Performance by Lender.

         (A) If any Borrower Party shall fail to perform, or cause to be performed, any covenant, duty or agreement contained in any of the Loan Documents beyond any applicable notice and cure period, Lender may (but shall have no obligation to) perform or attempt to perform such covenant, duty or agreement on behalf of such Borrower Party. In such event, the Borrowers shall, at the request of Lender, promptly pay to Lender any amount reasonably expended by Lender in such performance or attempted performance, together with interest thereon at the Default Rate, from the date of such expenditure until paid. Any amounts advanced or expended by Lender to perform or attempt to perform any such matter shall be added to and included within the indebtedness evidenced by the applicable Note and shall be secured by all of the Collateral securing the applicable Loan. Notwithstanding the foregoing, it is expressly agreed that Lender shall not have any liability or responsibility for the performance of any obligation of the Borrowers under this Loan Agreement or any other Loan Document.

         (B) Lender may cease or suspend any and all performance required of Lender under the Loan Documents upon and during the continuance of any Event of Default.

                                   ARTICLE IX
               SINGLE-PURPOSE, BANKRUPTCY-REMOTE REPRESENTATIONS,
                            WARRANTIES AND COVENANTS

Section 9.1 Applicable to Primary Borrower Parties. Each Primary Borrower Party hereby jointly and severally represents, warrants and covenants as of the Closing Date and until such time as all Obligations are paid in full, that absent express advance written waiver from Lender, which may be withheld in Lender's sole discretion, such Primary Borrower Party:

         (A) does not own and will not own any assets other than its Property (including incidental personal property necessary for the operation thereof and proceeds therefrom) or direct or indirect ownership interests in the Borrowers (the "Ownership Interests");

         (B) is not engaged and will not engage in any business, directly or indirectly, other than the ownership, management and operation of its Property or the Ownership Interests;

         (C) will not enter into any contract or agreement with any partner, member, shareholder, trustee, beneficiary, principal or Affiliate of any Borrower Party except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than such Affiliate;

         (D) has not incurred and will not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (i) the Obligations, (ii) subject to the terms and conditions of Section 5.17, unsecured trade payables incurred in the ordinary course of business of operating its Property and Indebtedness relating to financing of equipment and personal property in the ordinary course of business and (iii) any other Indebtedness expressly permitted hereunder or under the other Loan Documents;

         (E) has not made and will not make any loan or advances to any Person (including any of its Affiliates);

         (F) is and reasonably expects to remain solvent and pay its own liabilities, indebtedness, and obligations of any kind from its own separate assets as the same shall become due;

         (G) has done or caused to be done and will do all things necessary to preserve its existence;

         (H) shall continuously maintain its existence and be qualified to do business in all states necessary to carry on its business including the state where its Property is located (or, in the case of Member, if required by law, in the states where each of the Properties are located);

         (I) will conduct and operate its business as presently conducted and operated;

         (J) will  maintain  books and records and bank  accounts  separate from
those  of  its  partners,  members,   shareholders,   trustees,   beneficiaries,
principals, Affiliates, and any other Person;

         (K) will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other Person (including any of its partners, members, shareholders, trustees, beneficiaries, principals and Affiliates, and any Affiliates of any of the same), and not as a department or division of any Person;

         (L) will file such tax returns with respect to itself as may be required under applicable law;

         (M) has and reasonably expects to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

         (N) will not enter into any transaction of merger or consolidation, or acquire by purchase or otherwise all or substantially all of the business or assets of, or any stock or beneficial ownership of, any Person;

         (O) will not commingle or permit to be commingled its funds or other assets with those of any other Person;

         (P) has and will maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person;

         (Q) does not and will not hold itself out to be responsible for the debts or obligations of any other Person (except that each Borrower shall be jointly and severally liable for the Obligations as provided under the Loan Documents);

         (R) has not and will not guarantee or otherwise become liable on or in connection with any obligation of any other Person (except that each Borrower shall be jointly and severally liable for the Obligations as provided under the Loan Documents);

         (S) except for funds deposited into the Accounts in accordance with the Loan Documents, shall not hold title to its assets other than in its name;

         (T) shall comply with all of the assumptions, statements, certifications, representations, warranties and covenants regarding or made by it contained in or appended to the nonconsolidation opinion delivered pursuant hereto.

Section 9.2 Applicable to Member and the Borrowers. In addition to their respective obligations under Section 9.1, each of the Borrowers and Member hereby represents, warrants and covenants as of the Closing Date and until such time as all Obligations are paid in full, that absent express advance written waiver from Lender, which may be withheld in Lender's sole discretion:

         (A) Member shall at all times act as the sole shareholder of each of the Trust Borrowers and the sole member of each of the LLC Borrowers (except the Cedars Borrower as to which the Cedars Member shall at all times act as the sole member), with all of the rights, powers, obligations and liabilities thereof under the trust agreements or operating agreements, as the case may be, of the respective Borrowers and shall take any and all actions and do any and all things necessary or appropriate to the accomplishment of the same and will engage in no other business;

         (B) neither Member nor any Borrower shall, without the affirmative vote of the Outside Director, institute proceedings to be adjudicated bankrupt or insolvent; consent to the institution of a bankruptcy or insolvency proceedings against it or any Borrower; file a petition seeking, or consent to, reorganization or relief under any applicable federal or state law relating to bankruptcy; consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) for itself or any Borrower or a substantial part of its or any Borrower's property; make any assignment for the benefit of creditors; or admit in writing its inability to pay its debts generally as they become due;

         (C) neither Member nor any Borrower shall, without the affirmative vote of the Outside Director, for itself or for any Borrower (i) liquidate or dissolve, in whole or in part; (ii) consolidate, merge or enter into any form of consolidation with or into any other Person, nor convey, transfer or lease its or any Borrower's assets substantially as an entirety to any Person nor permit any Person to consolidate, merge or enter into any form of consolidation with or into itself or any Borrower, nor convey, transfer or lease its or any Borrower's assets substantially as an entirety to any Person; and (iii) amend any provisions of its or any Borrower's organizational documents containing provisions similar to those contained in this Article IX.

         (D) each Borrower and Member shall promptly elect and at all times maintain at least one independent director or independent manager (an "Outside Director"), as the case may be, who shall be selected by Member (or the Cedars Member), or the sole shareholder of Member, respectively, and shall be reasonably satisfactory to Lender and shall not have been at the time of such individual's appointment as Outside Director, and may not have been at any time during the preceding five years (except solely by virtue of such person's serving as an independent director or independent manager of one or more of the other Borrowers, Member and/or their respective Affiliates (other than HRPT or any Person directly or indirectly controlling any Primary Borrower Party)), (i) a shareholder, member or partner of, or an officer, director, paid consultant or employee of, any Borrower or any of its shareholders, members, partners, subsidiaries or Affiliates, (ii) a customer, supplier or creditor of, or any Person that has provided any service in any form whatsoever to, any Borrower or Affiliate of any Borrower or any of their respective shareholders, members, partners, subsidiaries or Affiliates, (iii) a Person controlling or under common control with any such shareholder, director, partner, member, supplier or customer, or (iv) a member of the immediate family of any such shareholder, member, officer, director, partner, employee, supplier or customer. As used herein, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of a Person, whether through ownership of voting securities or beneficial ownership interests, by contract or otherwise.

                                   ARTICLE X
                RESTRUCTURING LOAN, SECONDARY MARKET TRANSACTIONS

Section 10.1 Secondary Market Transactions Generally. Lender shall have the right to engage in one or more Secondary Market Transactions with respect to the Loan, and to structure and restructure all or any part of the Loan, including without limitation in multiple tranches, as a wraparound loan, or for inclusion in a Securitization. Lender currently anticipates that the Loan shall be included in a Securitization which is a "Rule 144A" offering or other private rated offering. Without limitation, Lender shall have the right to cause the Note and the Mortgages to be split into a first and a second mortgage loan, or into a one or more loans secured by mortgages and by ownership interests in the Borrowers in whatever proportion Lender determines, and thereafter to engage in Secondary Market Transactions with respect to all or any part of the indebtedness and loan documentation. Each Borrower Party acknowledges that it is the intention of the parties that all or a portion of the Loan will be securitized and that all or a portion of the Loan will be rated by one or more Rating Agencies. Each Borrower Party further acknowledges that additional structural modifications may be required to satisfy issues raised by any Rating Agencies. As used herein, "Secondary Market Transaction" means any of (i) the sale, assignment, or other transfer of all or any portion of the Obligations or the Loan Documents or any interest therein to one or more investors, (ii) the sale, assignment, or other transfer of one or more participation interests in the Obligations or Loan Documents to one or more investors, or (iii) the transfer or deposit of all or any portion of the Obligations or Loan Documents to or with one or more trusts or other entities which may sell certificates or other instruments to investors evidencing an ownership interest in the assets of such trust or the right to receive income or proceeds therefrom including, without limitation, in connection with a Securitization.

Section 10.2 Cooperation; Limitations. Borrower Parties shall use all reasonable efforts and cooperate reasonably and in good faith with Lender in effecting any such restructuring or Secondary Market Transaction. Such cooperation shall include without limitation, executing and delivering such reasonable amendments to the Loan Documents and the organizational documents of Primary Borrower Parties as Lender may reasonably request, provided however that no such amendment shall modify (i) the interest rate payable under the Note; (ii) the stated maturity date of the Note, (iii) the amortization of the principal amount of the Note, (iv) any other material economic terms of the Obligations, (v) the non-recourse provisions of the Loan or (vi) any provision, the effect of which would materially increase the Borrowers' obligations or materially decrease the Borrowers' rights under the Loan Documents. Such cooperation also shall include using reasonable efforts to obtain such certificates and assurances from governmental entities and others as Lender may reasonably request. Borrower Parties shall not be required to provide additional collateral that was not initially contemplated by the parties to effect any such restructuring or Secondary Market Transaction after the Closing Date. Borrower Parties shall not be required to pay any third party costs and expenses incurred by Lender in connection with any such Secondary Market Transaction unless otherwise payable by the Borrower Parties under this Loan Agreement or the other Loan Documents.

Section 10.3 Information. At no cost or expense to the Borrower Parties, Borrower Parties shall provide such access to personnel and such information and documents relating to Borrower Parties, Manager, the Properties and Collateral and the business and operations of all of the foregoing and such opinions of counsel (including nonconsolidation opinions) as Lender may reasonably request or as any Rating Agency may request in connection with any such Secondary Market Transaction including, without limitation, updated financial information, appraisals, market studies, environmental reviews (Phase I's and, if appropriate, Phase II's), property condition reports and other due diligence investigations together with appropriate verification of such updated information and reports through letters of auditors and consultants and, as of the closing date of the Secondary Market Transaction, updated representations and warranties made in the Loan Documents and such additional representations and warranties as Lender or the Rating Agencies may reasonably require. Within ten (10) days after request by Lender, SASMF or other counsel for the Borrowers reasonably satisfactory to Lender, shall provide an opinion of counsel to the effect that the description of the Loan and the terms of the Loan Documents contained in the Disclosure Documents (hereinafter defined) and such other legal matters contained therein as Lender may reasonably require do not contain any untrue statement of any material fact or omit to state any material fact necessary to make the statements therein not misleading and if required by any Rating Agency or reasonably required by Lender, SASMF or such other counsel shall provide revisions or "bringdowns" to the opinions delivered at Closing (including nonconsolidation opinions), or if required new versions of such opinions, addressed to Lender, any trustee under any Securitization backed in whole or in part by the Loan, any Rating Agency that assigns a rating to any securities in connection therewith and any investor purchasing securities therein. Lender shall be permitted to share all such information with the investment banking firms, Rating Agencies, accounting firms, law firms, other third party advisory firms, potential investors, servicers and other service providers and other parties involved in any proposed Secondary Market Transaction. The Borrowers understand that any such information may be incorporated into any offering circular, prospectus, prospectus supplement, private placement memorandum or other offering documents for any Secondary Market Transaction. Lender and all of the aforesaid third-party advisors and
professional   firms
and investors shall be entitled to rely upon such information. Without limiting the foregoing, the Borrowers and Guarantor shall provide in connection with each of (i) a preliminary and a final private placement memorandum or (ii) a preliminary and final prospectus or prospectus supplement, as applicable (the documents referred to in the foregoing clauses (i) and (ii), collectively, the "Disclosure Documents"), an agreement certifying that the Borrowers and Guarantor have examined such Disclosure Documents specified by Lender and that each such Disclosure Document, as it relates to the Borrowers, Guarantor, any Affiliates, the Properties, Manager and all other aspects of the Loan, does not, and as to information provided in third party reports of engineers and environmental consultants, to each Borrower's and Guarantor's knowledge, does not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading. The Borrowers and Guarantor shall indemnify, defend, protect and hold harmless Lender, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), First Union National Bank ("FUNB") and their respective Affiliates, directors, employees, agents and each Person, if any, who controls Lender, Merrill Lynch, FUNB or any such Affiliate within the meaning of Section 15 of the Securities Act of 1993 or
Section 20 of the Securities Exchange Act of 1934, and any other placement agent or underwriter with respect to any Securitization or Secondary Market Transaction from and against any losses, claims, damages, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) that arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any information or documents furnished by the Borrowers, Guarantor or their Affiliates or representative or in any representation or warranty of any Borrower Party contained herein or in the other Loan Documents or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated in such information or necessary in order to make the statements in such information not materially misleading. Lender may publicize the existence of the Obligations in connection with Lender's Secondary Market Transaction activities or otherwise.

Section 10.4 Additional Provisions. In any Secondary Market Transaction, Lender may transfer its obligations under this Loan Agreement and under the other Loan Documents (or may transfer the portion thereof corresponding to the transferred portion of the Obligations), and thereafter Lender shall be relieved of any obligations hereunder and under the other Loan Documents arising after the date of said transfer with respect to the transferred interest. Each transferee investor shall become a "Lender" hereunder.

                                   ARTICLE XI
             RESTRICTIONS ON LIENS, TRANSFERS; RELEASE OF PROPERTIES

Section 11.1 Restrictions on Transfer and Encumbrance. Except as expressly permitted in this Article XI or as otherwise expressly permitted under this Loan Agreement or in the other Loan Documents, the Borrowers shall not cause or suffer to occur or exist, directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, any sale, transfer, mortgage, pledge, Lien or encumbrance (other than Permitted Encumbrances) of (i) all or any part of any Property or any interest therein, or (ii) any direct or indirect ownership or beneficial interest in any Borrower, irrespective of the number of tiers of ownership, without the prior written consent of Lender.

Section 11.2 Transfers of Beneficial Interests in Borrowers. For purposes of this Section, a sale or transfer of a beneficial interest in a Borrower shall be deemed to include, but is not limited to:

         (A) if a Borrower or any general partner or managing member of a Borrower is a corporation, (i) the voluntary or involuntary sale, conveyance, transfer or pledge of a majority of such corporation's stock (or the stock of any corporation directly or indirectly controlling such corporation by operation of law or otherwise) or (ii) the creation or issuance of new stock, in any of the foregoing cases, by which an aggregate of more than 49% of such corporation's stock shall be vested in a party or parties who are not now stockholders;

         (B) if a Borrower or any general partner or managing member of a Borrower is a limited liability company, (i) the change, removal or resignation of a managing member of such Borrower or such general partner or member or (ii) the sale, conveyance, transfer or pledge of all or any portion of the membership interests of a managing member (or for a single member limited liability company, the sole member) of such Borrower or such general partner or managing member or any profits or proceeds relating to such membership interest; provided, however, that if a Borrower or any general partner or managing member of a Borrower is a single member limited liability company, the sale, conveyance, transfer or pledge in the aggregate of not more than 49% of the sole member's interest in such Borrower or such general partner or managing member shall not constitute a sale or transfer prohibited by this Section 11 provided that such sale, conveyance, transfer or pledge does not in the aggregate result in a change of control of such Borrower or such general partner or managing member;

         (C) if a Borrower, or any general partner or managing member of a Borrower, is a limited or general partnership, (i) the change, removal or resignation of a managing general partner or managing partner or (ii) the sale, conveyance, transfer or pledge of all or any portion of the general partner's interest of any general partner or managing partner or any profits or proceeds relating to such partnership interest; or

         (D) if a Borrower or any general partner or managing member of a Borrower is a limited partnership or limited liability company, the sale, conveyance, transfer or pledge of partnership interests or membership interests which in the aggregate constitute more than a 49% interest in such Borrower or any general partner or managing member of such Borrower, or any profits or proceeds relating to such limited partnership interests or membership interests.

Notwithstanding the foregoing, the sale, transfer, issuance, conveyance, pledge or hypothecation of any shares of stock in HRPT, the recapitalization or restructuring of any debt and/or shareholders' equity of HRPT or the merger or consolidation of HRPT with or into another Person shall not be deemed a sale or transfer of a beneficial interest in a Borrower for purposes of this Section. Any reference in this paragraph to HRPT shall also apply to any successor to HRPT, whether by operation of law or otherwise.

Section 11.3 Reserved.

Section 11.4 Release of Properties. On one or more occasions, the Borrowers may obtain the release of one (1) or more of the Properties from the Lien of the applicable Mortgage(s) in connection with a partial defeasance of the Loan in accordance with the terms and subject to the conditions of the Note and subject to the satisfaction of the following conditions:

         (A) Lender shall have received from the Borrowers at least 30 days prior written notice of the date proposed for such release (the "Release Date");

         (B) No Event of Default shall have occurred and be continuing as of the date of such notice and the Release Date;

         (C) The Borrowers shall defease a portion of the Loan by delivering a Defeasance Deposit (as defined in the Note) in amount necessary to pay all Scheduled Defeasance Payments (as defined in the Note) relating to the Release Price of the Property being released (together with all accrued and unpaid interest on the principal amount being so defeased), and such defeasance shall be undertaken pursuant to the terms and conditions of the Note, and all of such terms and conditions shall be satisfied;

         (D) The Borrowers shall have delivered to Lender an Officer's Certificate, dated the Release Date, confirming the matters referred to in clause (B) above, certifying that the provisions of clause (C) above have been complied with and certifying that all conditions precedent for such release contained in this Loan Agreement have been complied with;

         (E) The Borrowers at their sole cost and expense, shall have delivered to Lender, one or more endorsements to the Title Policies delivered to Lender on the date hereof in connection with the Mortgages insuring that, after giving effect to such release, (i) the Liens created hereby and thereby and insured under the Title Policies are first priority Liens on the respective remaining Properties subject only to the Permitted Encumbrances applicable to the remaining Properties and (ii) that the Title Policies remain in full force and effect and unaffected by such release;

         (F) After giving effect to such proposed release, the Debt Service Coverage Ratio for the remaining Properties (calculated based upon the ratio of (i) the Underwritable Cash Flow of the remaining Properties for the twelve (12) month period prior to the Release Date to (ii) the principal and interest which would be due under the Undefeased Note (as defined in the Note) for the twelve
(12) month period after the Release  Date) would be not less than the greater of
(a) the Debt Service  Coverage  Ratio for all of the  Properties  for the twelve
(12) month period immediately prior to giving effect to such release, and (b) 1.40:1;

         (G) Lender and the Rating Agencies shall have received from the Borrowers with respect to the matters referred to in clause (F), (i) statements of the Underwritable Cash Flow and debt service (both on a consolidated basis and separately for the applicable Property(ies) to be released) for the applicable measuring period, and (ii) based on the foregoing statements of Underwritable Cash Flow and debt service, calculations of the Debt Service Coverage Ratio both with and without giving effect to the proposed release, and
(iii) calculations of the ratios referred to in such clause (F), accompanied by an Officer's Certificate stating that such statements, calculations and information are true, correct, and complete in all material respects; and

         (H) Notwithstanding the above, the Borrowers may not obtain the release of more than three (3) Properties by defeasance under this Section 11.4; provided, however, that the foregoing shall not limit the right of the Borrowers to effect a total defeasance of the Loan in accordance with the Note; and

         (I) The Borrowers shall pay all costs and expenses (including, without limitation, title search costs and endorsement premiums and reasonable attorney's fees and disbursements) incurred by Lender in connection with the release.

Upon or after the delivery of the required Defeasance Deposit in accordance with
Section 11.4 (C) above, satisfaction of the above conditions and satisfaction of all other conditions to defeasance provided for in the Note, Lender shall effectuate the following (hereinafter referred to as a "Property Release"): the security interest of Lender in the Mortgage and other Loan Documents relating to the released Property shall be released and Lender will execute and deliver any agreements reasonably requested by the applicable Borrower to release and terminate or reassign, at such Borrower's option, the Mortgage as to the released Property; provided, that such release and termination or reassignment shall be without recourse to Lender and without any representation or warranty except that Lender shall be deemed to have represented that such release and termination or reassignment has been duly authorized and that it has not assigned or encumbered the Mortgage or the other Loan Documents relating to the released Property (except as contemplated hereby) and Lender shall return the originals of any Loan Documents that relate solely to the released Property to such Borrower; provided, further, that upon the release and termination or reassignment of Lender's security interest in the Mortgage relating to the released Property all references herein to the Mortgage relating to the released Property shall be deemed deleted, except as otherwise provided herein with respect to indemnities.

                                  ARTICLE XII
                        RECOURSE; LIMITATIONS ON RECOURSE

Section 12.1 Limitations on Recourse. Subject to the provisions of this Article, and notwithstanding any provision of the Loan Documents other than this Article, no personal liability shall be asserted, sought or obtained by Lender or enforceable against (i) any Borrower Party, (ii) any Affiliate of any Borrower Party, (iii) any Person owning, directly or indirectly, any legal or beneficial interest in any Borrower Party or any Affiliate of any Borrower Party or (iv) any partner, member, principal, officer, controlling person, beneficiary, trustee, advisor, shareholder, employee, agent, Affiliate or director of any Persons described in clauses (i) through (iv) above (collectively, the "Exculpated Parties") by Lender in respect of the Obligations, this Loan Agreement, the Mortgages, the Note, the Properties or any other Loan Document, or the making, issuance or transfer thereof, all such liability, if any, being expressly waived by Lender and each successive holder of the Note and the Mortgages shall accept the Note and the Mortgages upon the express condition that Lender's sole recourse for the Obligations and the performance and observance of the obligations contained in this Loan Agreement, the Note, the Mortgages and the other Loan Documents shall be to exercise any or all of its rights and remedies with respect to the Properties, the Rents and other Collateral including, without limitation, any or all of the following:

               (i) Foreclosure of the lien of the Mortgages in accordance with the terms and provisions set forth in the Mortgages;

               (ii) Action against any other security at any time given to secure the payment of the Note and under the other Loan Documents;

               (iii) Exercise of any other remedy set forth in this Loan Agreement, the Mortgages or any other Loan Document.

Notwithstanding anything to the contrary in this Loan Agreement, the Mortgages or any of the Loan Documents, Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code to file a claim for the full amount of the Obligations secured by the Mortgages or to require that all collateral shall continue to secure all of the Obligations owing to Lender in accordance with the Loan Documents.

Section 12.2 Partial Recourse. Notwithstanding Section 12.1, the Borrowers, Guarantor and any general partner of the Borrowers shall be personally liable in the amount of any liability, loss, damage, cost or expense (including, without limitation, attorneys' fees and expenses) resulting from any and all of the following: (i) fraud; (ii) material and intentional misrepresentation by any Borrower Party in this Loan Agreement or any other Loan Document or otherwise in connection with obtaining the Loan; (iii) insurance proceeds, condemnation awards, or other sums or payments attributable to the Property which any Borrower has received and which are not applied in accordance with the provisions of the Loan Documents; (iv) all rents, profits, issues, products and income of the Property received or collected by or on behalf of any Borrower or any Borrower Party and not deposited into the Central Account in accordance with
Article VII and the Cash Management Agreement or otherwise received after the occurrence and during the continuance of an Event of Default (other than by Lender or Servicer) and not applied in accordance with the Loan Documents; (v) failure to turn over to Lender, after the occurrence and during the continuance of an Event of Default, or misappropriation of any tenant security deposits or rents collected in advance (other than by Lender or Servicer); (vi) failure by any Borrower, any general partner of any Borrower, or any indemnitor or guarantor to comply with the covenants, obligations, liabilities, warranties and representations contained in the Environmental Indemnity or otherwise pertaining to environmental matters; (vii) waste; (viii) all reasonable costs and expenses, including attorneys' fees and expenses, incurred in collecting any amount due under the Loan Documents; (ix) all liabilities and expenses under the indemnification provisions of Section 10.3; and (x) any actual, attempted or purported modification, amendment, termination or surrender of any Ground Lease (except pursuant to rejection of any Ground Lease in a case under the Bankruptcy Code in which any Borrower or Ground Lessor is a debtor) without the prior written consent of Lender.

Section 12.3 Miscellaneous. No provision of this Article shall (i) affect the enforcement of the Environmental Indemnity, the Guaranty or any guaranty or similar agreement executed in connection with the Loan, (ii) release or reduce the debt evidenced by the Note, (iii) impair the lien of any Mortgage or any other security document, (iv) impair the rights of Lender to enforce any provisions of the Loan Documents, or (v) limit Lender's ability to obtain a deficiency judgment or judgment on the Note or otherwise against any Borrower Party to the extent necessary to obtain any amount for which such Borrower Party may be personally liable in accordance with this Article or any other Loan Document.

                                  ARTICLE XIII
                 WAIVERS OF DEFENSES OF GUARANTORS AND SURETIES

               To the extent that any Borrower Party (in this Article, a "Waiving Party") is deemed for any reason to be a guarantor or surety of or for any other Borrower Party or to have rights or obligations in the nature of the rights or obligations of a guarantor or surety (whether by reason of execution of a guaranty, provision of security for the obligations of another, or otherwise) then this Article shall apply. This Article shall not affect the rights of the Waiving Party other than to waive or limit rights and defenses that Waiving Party would have (i) in its capacity as a guarantor or surety or
(ii) in its capacity as one having rights or obligations in the nature of a guarantor or surety. Waiving Party, in the broadest and most comprehensive sense, hereby waives any and all claims, rights, or defenses that may be asserted by a guarantor or surety against a creditor. Without limitation of the foregoing:

               Waiving Party hereby  waives  diligence,  presentment,  demand of payment, filing of claims with a court in the event of receivership or bankruptcy of any of the other Borrower Parties, protest or notice with respect to any of the obligations of any of the other Borrower Parties, setoffs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance, the benefits of all statutes of limitation, and all other demands whatsoever (and, except to the extent expressly required under any of the Loan Documents, shall not require that the same be made on any of the other Borrower Parties as a condition precedent to the obligations of Waiving Party), and covenants that the Loan Documents will not be discharged, except by complete payment and performance of the obligations evidenced and secured thereby, except only as limited by the express contractual provisions of the Loan Documents. Waiving Party further waives all notices that the principal amount, or any portion thereof, and/or any interest on any instrument or document evidencing all or any part of the obligations of any of the other Borrower Parties to Lender is due, notices of any and all proceedings to collect from any of the other Borrower Parties or any endorser or any other guarantor of all or any part of their obligations, or from any other person or entity, and, to the extent permitted by law, notices of exchange, sale, surrender or other handling of any security or collateral given to Lender to secure payment of all or any part of the obligations of any of the other Borrower Parties.

               Except only to the extent provided otherwise in the express contractual provisions of the Loan Documents, Waiving Party hereby agrees that all of its obligations under the Loan Documents shall remain in full force and effect, without defense, offset or counterclaim of any kind, notwithstanding that any right of Waiving Party against any of the other Borrower Parties or defense of Waiving Party against Lender may be impaired, destroyed, or otherwise affected by reason of any action or inaction on the part of Lender. Waiving Party waives all rights and defenses arising out of an election of remedies by the Lender, even though that election of remedies, may have destroyed the Waiving Party's rights of subrogation and reimbursement against the other Borrower Parties.

               Lender is hereby authorized, without notice or demand, from time to time, (a) to renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, all or any part of the obligations of any of the other Borrower Parties; (b) to accept partial payments on all or any part of the obligations of any of the other Borrower Parties; (c) to take and hold security or collateral for the payment of all or any part of the obligations of any of the other Borrower Parties; (d) to exchange, enforce, waive and release any such security or collateral for such obligations; (e) to apply such security or collateral and direct the order or manner of sale thereof as in its discretion it may determine; (f) to settle, release, exchange, enforce, waive, compromise or collect or otherwise liquidate all or any part of such obligations and any security or collateral for such obligations. Any of the foregoing may be done in any manner, and Waiving Party agrees that the same shall not affect or impair the obligations of Waiving Party under the Loan Documents.

               Waiving Party hereby assumes responsibility for keeping itself informed of the financial condition of all of the other Borrower Parties and any and all endorsers and/or other guarantors of all or any part of the obligations of the other Borrower Parties, and of all other circumstances bearing upon the risk of nonpayment of such obligations, and Waiving Party hereby agrees that Lender shall have no duty to advise Waiving Party of information known to it regarding such condition or any such circumstances.

               Waiving Party agrees that neither Lender nor any person or entity acting for or on behalf of Lender shall be under any obligation to marshall any assets in favor of Waiving Party or against or in payment of any or all of the obligations secured hereby. Waiving Party further agrees that, to the extent that any of the other Borrower Parties or any other guarantor of all or any part of the obligations of the other Borrower Parties makes a payment or payments to Lender, or Lender receives any proceeds of collateral for any of the obligations of the other Borrower Parties, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid or refunded, then, to the extent of such payment or repayment, the part of such obligations which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the time immediately preceding such initial payment, reduction or satisfaction.

               Waiving Party (i) shall have no right of subrogation with respect to the obligations of the other Borrower Parties; (ii) waives any right to enforce any remedy that Lender now has or may hereafter have against any of the other Borrower Parties any endorser or any guarantor of all or any part of such obligations or any other person; and (iii) waives any benefit of, and any right to participate in, any security or collateral given to Lender to secure the payment or performance of all or any part of such obligations or any other liability of the other parties to Lender.

               Waiving Party agrees that any and all claims that it may have against any of the other Borrower Parties, any endorser or any other guarantor of all or any part of the obligations of the other Borrower Parties, or against any of their respective properties, shall be subordinate and subject in right of payment to the prior payment in full of all obligations secured hereby. Notwithstanding any right of any of the Waiving Party to ask, demand, sue for, take or receive any payment from the other Borrower Parties, all rights, liens and security interests of Waiving Party, whether now or hereafter arising and howsoever existing, in any assets of any of the other Borrower Parties (whether constituting part of the security or collateral given to Lender to secure payment of all or any part of the obligations of the other Borrower Parties or otherwise) shall be and hereby are subordinated to the rights of Lender in those assets.

                                  ARTICLE XIV
                                  MISCELLANEOUS

Section 14.1 Expenses and Attorneys' Fees. Whether or not the transactions contemplated hereby shall be consummated, the Borrowers shall be jointly and severally liable for and agree to promptly pay all reasonable fees, costs and expenses incurred by Lender in connection with any matters contemplated by or arising out of this Loan Agreement, including the following, and all such fees, costs and expenses shall be part of the Obligations, payable on demand: (A) reasonable fees, costs and expenses (including reasonable attorneys' fees, and other professionals retained by Lender) incurred in connection with the examination, review, due diligence investigation, documentation and closing of the financing arrangements evidenced by the Loan Documents; (B) reasonable fees, costs and expenses (including reasonable attorneys' fees and other professionals retained by Lender) incurred in connection with the administration of the Loan Documents and the Loan and any amendments, modifications and waivers relating thereto; (C) reasonable fees, costs and expenses (including reasonable attorneys' fees) incurred in connection with the review, documentation, negotiation, closing and administration of any subordination or intercreditor agreements; and (D) reasonable fees, costs and expenses (including attorneys' fees and fees of other professionals retained by Lender) incurred in any action to enforce or interpret this Loan Agreement or the other Loan Documents or to collect any payments due from the Borrowers under this Loan Agreement, the Note or any other Loan Document or incurred in connection with any refinancing or restructuring of the credit arrangements provided under this Loan Agreement, whether in the nature of a "workout" or in connection with any insolvency or bankruptcy proceedings or otherwise. Any costs and expenses due and payable to Lender after the Closing Date may be paid to Lender pursuant to the Cash Management Agreement.

Section 14.2 Indemnity. In addition to the payment of expenses as required elsewhere herein, whether or not the transactions contemplated hereby shall be consummated, the Borrowers agree to indemnify, defend, protect, pay and hold Lender, its successors and assigns (including, without limitation, the trustee and/or the trust under any trust agreement executed in connection with any Securitization backed in whole or in part by the Loan and any other Person which may hereafter be the holder of the Note or any interest therein), and the officers, directors, stockholders, partners, members, employees, agents and Affiliates of Lender and such successors and assigns (collectively called the "Indemnitees") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, Tax Liabilities, broker's or finders fees, reasonable costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto) that may be imposed on, incurred by, or asserted against that Indemnitee, in any manner relating to or arising out of any of the following (to the extent that insurance proceeds paid on account of same shall be inadequate) (A) the enforcement of any of the Loan Documents; (B) any breach by any Borrower of any representation, warranty, covenant, or other agreement contained in any of the Loan Documents; (C) the presence, release, threatened release, disposal, removal, or cleanup of any Hazardous Material located on, about, within or affecting any Property or any violation of any applicable Environmental Law for which any Borrower is liable;
(D) any claim brought by any third party arising out of any condition or occurrence at or pertaining to any Property;

(E) any design, construction, operation, repair, maintenance, use, non-use or condition of any Property or Improvements, including claims or penalties arising from violation of any applicable laws or insurance requirements, as well as any claim based on any patent or latent defect, whether or not discoverable by Lender; (F) any performance of any labor or services or the furnishing of any materials or other property in respect of any Property or any part thereof; (G) any contest referred to in Section 5.3(B) hereof; (H) any obligation or undertaking relating to the performance or discharge of any of the terms, covenants and conditions of the landlord contained in the Leases; (I) any action or proceeding relating to any Ground Lease including, without limitation, any case commenced by or against any Ground Lessor under the Bankruptcy Code or any applicable state or local bankruptcy, insolvency or similar law; or (J) the use or intended use of the proceeds of any of the Loan (the foregoing liabilities herein collectively referred to as the "Indemnified Liabilities"); provided, however, that the Borrowers shall be relieved of their obligations to an Indemnitee under this Section 14.2 with respect to Indemnified Liabilities arising (i) from the gross negligence or willful misconduct of such Indemnitee as determined by a court of competent jurisdiction or (ii) from any of the matters described in clauses (C)-(I) above occurring after the date (the "Transfer Date") of transfer of title to the Property to such Indemnitee by foreclosure, deed-in-lieu thereof, the exercise of power of sale or otherwise, except for any Indemnified Liabilities arising under clauses (C) or (E) above as a result of any Hazardous Material located on, about, within or affecting the Property or any latent defect affecting the Property which existed prior to the Transfer Date. Any amounts payable to any Indemnitee by reason of the application of this Section 14.2 shall be payable on demand and shall bear interest at the Default Rate from the date such loss or damage is sustained by any Indemnitee until paid. The obligations and liabilities of the Borrowers under this Section 14.2 shall survive the term of the Loan and the exercise by Lender of any of its rights or remedies under the Loan Documents, including the acquisition of any Property by foreclosure or a conveyance in lieu of foreclosure.

Section 14.3 Amendments and Waivers. Except as otherwise provided herein, no amendment, modification, termination or waiver of any provision of this Loan
Agreement, the Note or any other Loan Document, or consent to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender and any other party to be charged. Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any Borrower in any case shall entitle any Borrower or other Person to any other or further notice or demand in similar or other circumstances (except for any notices as expressly required herein or under the other Loan Documents).

Section 14.4 Retention of Borrower's Documents. Lender may, in accordance with Lender's customary practices, destroy or otherwise dispose of all documents, schedules, invoices or other papers, delivered by the Borrowers to Lender unless the Borrowers request in writing that same be returned. Upon such request and at the expense of the Borrowers, Lender shall return such papers when Lender's actual or anticipated need for same has terminated.

Section 14.5 Notices. Unless otherwise specifically provided herein, any notice or other communication required or permitted to be given shall be in writing and addressed to the respective party as set forth below. Notices shall be effective
(i) three (3) days after the date such notice is mailed, (ii) on the next Business Day if sent by a nationally recognized overnight courier service, (iii) on the date of delivery by personal delivery and (iv) on the date of transmission if sent by telefax during business hours on a Business Day (otherwise on the next Business Day) (with receipt of confirmation).

Notices shall be addressed as follows:

If to any Borrower or any Borrower Party:

c/o HRPT Properties Trust
400 Centre Street
Newton, Massachusetts 02458-2076
Attn:  Jennifer Clark, Esq.
Facsimile: (617) 928-1305

With copies to:

Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, New York 10036
Attn:    Harvey R. Uris, Esq.
Facsimile: (917) 977-2212

If to Lender:

c/o Merrill Lynch & Co.
100 Church Street
18th Floor
New York, New York 10080
Attn:  Andrea Balkan
Facsimile:  (212) 602-7552

With a copy to:

Sidley & Austin
875 Third Avenue
New York, New York 10022
Attn:    Robert L. Boyd, Esq.
Facsimile:  (212) 906-2021

Any party may change the address at which it is to receive notices to another address in the United States at which business is conducted (and not a post-office box or other similar receptacle), by giving notice of such change of address in accordance with the foregoing. This provision shall not invalidate or impose additional requirements for the delivery or effectiveness of any notice
(i) given in accordance with applicable statutes or rules of court, or (ii) by service of process in accordance with applicable law. If there is any assignment or transfer of Lender's interest in the Loan, then the new Lenders may give notice to the parties in accordance with this

Section, specifying the addresses at which the new Lenders shall receive notice, and they shall be entitled to notice at such address in accordance with this Section.

Section 14.6 Survival of Warranties and Certain Agreements. All agreements, representations and warranties made herein shall survive the execution and delivery of this Loan Agreement, the making of the Loan hereunder and the execution and delivery of the Note. Notwithstanding anything in this Loan Agreement or implied by law to the contrary, the agreements of Borrower Parties to indemnify or release Lender or Persons related to Lender, or to pay Lender's costs, expenses, or taxes shall survive the payment of the Loan and the termination of this Loan Agreement.

Section 14.7 Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of Lender in the exercise of any power, right or privilege hereunder or under the Note or any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Loan Agreement, the Note and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.

Section 14.8 Marshaling; Payments Set Aside. Lender shall not be under any obligation to marshal any assets in favor of any Person or against or in payment of any or all of the Obligations. To the extent that any Person makes a payment or payments to Lender, or Lender enforces its remedies or exercises its rights of set off, and such payment or payments or the proceeds of such enforcement or set off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the Obligations or part thereof originally intended to be satisfied, and all Liens, if any, and rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set off had not occurred.

Section 14.9 Severability. The invalidity, illegality or unenforceability in any jurisdiction of any provision in or obligation under this Loan Agreement, the Note or other Loan Documents shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Loan Agreement, the Note or other Loan Documents or of such provision or obligation in any other jurisdiction.

Section 14.10 Headings. Section and subsection headings in this Loan Agreement are included herein for convenience of reference only and shall not constitute a part of this Loan Agreement for any other purpose or be given any substantive effect.

Section 14.11 APPLICABLE LAW. THIS LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS WERE NEGOTIATED IN THE STATE OF NEW YORK, AND EXECUTED AND DELIVERED IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE LOAN WERE DISBURSED FROM NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES

AND  TO THE  UNDERLYING  TRANSACTION  EMBODIED  HEREBY,  AND  IN  ALL  RESPECTS,
INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA EXCEPT THAT AT ALL TIMES THE
PROVISIONS FOR THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT TO THE MORTGAGES AND THE ASSIGNMENTS OF LEASES SHALL BE GOVERNED BY THE LAWS OF THE STATES WHERE THE RESPECTIVE PROPERTIES ARE LOCATED, EXCEPT THAT THE SECURITY INTERESTS IN ACCOUNT COLLATERAL SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK OR THE STATE WHERE THE SAME IS HELD, AT THE OPTION OF LENDER.

Section 14.12 Successors and Assigns. This Loan Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns except that no Borrower Party may assign its rights or obligations hereunder or under any of the other Loan Documents except as expressly provided in Article XI.

Section 14.13 Sophisticated Parties, Reasonable Terms, No Fiduciary Relationship. Borrower Parties represent, warrant and acknowledge that (i) they are sophisticated real estate investors, familiar with transactions of this kind, and (ii) they have entered into this Loan Agreement and the other Loan Documents after conducting their own assessment of the alternatives available to them in the market, and after lengthy negotiations in which they have been represented by competent legal counsel of their choice. Borrower Parties also acknowledge and agree that the rights of Lender under this Loan Agreement and the other Loan Documents are reasonable and appropriate, taking into consideration all of the facts and circumstances including without limitation the quantity of the Loan, the nature of the Properties, and the risks incurred by Lender in this transaction. No provision in this Loan Agreement or in any of the other Loan Documents and no course of dealing between the parties shall be deemed to create (i) any partnership or joint venture between Lender and any Borrower or any other Person, or (ii) any fiduciary or similar duty by Lender to any Borrower or any other Person. The relationship between Lender and any Borrower is exclusively the relationship of a creditor and a debtor, and all relationships between Lender and any other Borrower Party are ancillary to such creditor/debtor relationship.

Section 14.14 Reasonableness of Determinations. In any instance where any consent, approval, determination or other action by Lender is, pursuant to the Loan Documents or applicable law, required to be done reasonably or required not to be unreasonably withheld, the Borrowers shall bear the burden of proof of showing that the same was not reasonable. In all cases Lender shall conclusively be deemed to be acting reasonably when implementing any standard or requirement of any applicable Rating Agency. In the event that a claim or adjudication is made that Lender or its agents have acted unreasonably or unreasonably delayed acting in any case where, by law or under this Loan Agreement or the other Loan Documents,

Lender or such agent, as the case may be, has an obligation to act reasonably or promptly, neither Lender nor its agents shall be liable for any monetary damages, and the Borrowers' sole remedy shall be limited to commencing an action seeking injunctive relief or declaratory judgment. Any action or proceeding to determine whether Lender has acted reasonably shall be determined by an action seeking declaratory judgment.

Section 14.15 No Duty. All attorneys, accountants, appraisers, and other professional Persons and consultants retained by Lender shall have the right to act exclusively in the interest of Lender and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to any Borrower Party or Affiliates thereof, or any other Person.

Section 14.16 Entire Agreement. This Loan Agreement, the Note, and the other Loan Documents referred to herein embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties to the Loan Documents.

Section 14.17 Construction; Supremacy of Loan Agreement. Borrower Parties and Lender acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Loan Agreement and the other Loan Documents with its legal counsel and that this Loan Agreement and the other Loan Documents shall be construed as if jointly drafted by the Borrowers and Lender. If any term, condition or provision of this Loan Agreement shall be inconsistent with any term, condition or provision of any other Loan Document, then this Loan Agreement shall control.

Section 14.18 Consent to Jurisdiction. EACH BORROWER PARTY HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK OR WITHIN THE COUNTY AND STATE IN WHICH THE PROPERTY IS LOCATED AND IRREVOCABLY AGREES THAT, SUBJECT TO LENDER'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. EACH BORROWER PARTY ACCEPTS FOR ITSELF AND IN CONNECTION WITH THE PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT, THE NOTE, SUCH OTHER LOAN DOCUMENTS OR SUCH OBLIGATION. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF LENDER TO BRING PROCEEDINGS AGAINST ANY BORROWER PARTY IN THE COURTS OF ANY OTHER JURISDICTION.

Section 14.19 Waiver of Jury Trial EACH OF BORROWER PARTIES AND LENDER HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS LOAN

AGREEMENT, ANY OF THE LOAN DOCUMENTS, OR ANY DEALINGS BETWEEN ANY BORROWER PARTY AND LENDER RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION AND THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. EACH OF BORROWER PARTIES AND LENDER ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF IT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH OF BORROWER PARTIES AND LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS LOAN AGREEMENT, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS LOAN AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THE FUTURE. EACH OF BORROWER PARTIES AND LENDER FURTHER WARRANTS AND REPRESENTS THAT IT HAS
REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 14.19 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS LOAN AGREEMENT, THE LOAN DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOAN. IN THE EVENT OF LITIGATION, THIS LOAN AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

Section 14.20 Counterparts; Effectiveness. This Loan Agreement and other Loan Documents and any amendments or supplements thereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument. This Loan Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

Section 14.21 Servicer. Lender shall have the right from time to time to designate and appoint one or more Servicers, and to change or replace any Servicer. All rights of the Lender hereunder may exercised by Servicer. Servicer shall be entitled to the benefit of all obligations of any of Borrower Party in favor of Lender.

Section 14.22 Obligations of Borrower  Parties.  Borrower Parties other than the
Borrowers  are  parties  to  this  Loan   Agreement  only  with  regard  to  the
representations, warranties, and covenants specifically applicable to them.

Section 14.23 Guaranties Unsecured. Anything to the contrary herein or elsewhere notwithstanding, the Guaranty and all obligations arising under same, including the obligations incorporated therein from this Agreement by reference, are not and shall not be secured in any manner whatsoever, including by the Mortgages or by any Lien on any Collateral.

Section 14.24 Confidentiality. Subject to and without limiting Lender's rights under Article X hereof, Lender shall use reasonable efforts to hold all non-public information obtained in connection with the Loan in accordance with Lender's customary procedures for handling confidential information of this nature and in accordance with prudent lending or investing practices, it being understood and agreed by the Borrowers that in any event Lender may make disclosures to Lender's employees, officers, agents, representatives, attorneys, accountants, consultants and advisors in connection with the Loan, Affiliates of Lender (and to other Persons authorized by Lender to organize, present or disseminate such information in connection with disclosures otherwise made in accordance with this Section 14.24), to the Rating Agencies, assignees, participants, investors or prospective assignees, participants or investors, servicers, trustees or other Persons as Lender, in its sole discretion, may require in connection with any Secondary Market Transaction or Securitization, or disclosures required or requested by any governmental agency or representative thereof of pursuant to legal process; provided, unless specifically prohibited by applicable law or court order, Lender shall make reasonable efforts to notify the Borrowers of any request by any governmental agency or representative thereof (other than any such request in connection with any examination of the financial condition or other routine examination of Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information.

Section  14.25  Joint and  Several  Obligations.  Subject to the  provisions  of
Article XII hereof, the Borrowers shall be jointly and severally liable for payment and performance of all of the Obligations under this Loan Agreement, the Note and the other Loan Documents.

Section 14.26 Non-Liability of Trustees. The Declarations of Trust of the Trust Borrowers and Member, copies of which are duly filed with the Department of Assessments and Taxation of the State of Maryland, provide that the names of such Trusts refer to the trustees under each such Declaration of Trust collectively as trustees, but not individually or personally, and that no trustee, officer, shareholder, employee or agent of any Trust Borrower or Member shall be held to any personal liability, jointly or severally, for any obligation of, or claim against any of them. Except as expressly provided in this Loan Agreement, all persons dealing with any Trust Borrower or Member in any way shall look only to the assets of the Trust Borrowers or Member, as applicable, for the payment of any sum or the performance of any obligation under this Loan Agreement or the other Loan Documents.

                        [signatures follow on next page]

                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Loan Agreement as of the date first written above.

                             BORROWERS:
                             ---------

                             BRIDGEPOINT PROPERTY TRUST,
                               a Maryland real estate investment trust

                             By:  /s/ John A. Mannix
                             Name:  John A. Mannix
                             Title:    President

                             CEDARS LA LLC
                               a Delaware limited liability company

                             By:  /s/ John A. Mannix
                             Name:  John A. Mannix
                             Title:    President

                             HERALD SQUARE LLC
                               a Delaware limited liability company

                             By:  /s/ John A. Mannix
                             Name:  John A. Mannix
                             Title:    President

                             INDIANA AVENUE LLC
                               a Delaware limited liability company

                             By:  /s/ John A. Mannix
                             Name:  John A. Mannix
                             Title:    President

                             LAKEWOOD PROPERTY TRUST
                               a Maryland real estate investment trust

                             By:  /s/ John A. Mannix
                             Name:  John A. Mannix
                             Title:    President

                             1600 MARKET STREET PROPERTY TRUST
                               a Maryland real estate investment trust

                             By:  /s/ John A. Mannix
                             Name:  John A. Mannix
                             Title:    President




                                Signature Page 1

                              MEMBER:
                              ------

                              SP HOLDING PROPERTY TRUST,
                                a Maryland real estate investment trust

                              By: /s/ John A. Mannix
                              Name:  John A. Mannix
                              Title: Vice President

                              GUARANTOR:
                              ----------


                              HUB REALTY COLLEGE PARK I, LLC
                                a Maryland limited liability company

                              By:  Hub Management, Inc.
                                   Its Manager

                              By: /s/ John A. Mannix
                              Name:  John A. Mannix
                              Title:

                              LENDER:
                              ------

                              MERRILL LYNCH MORTGAGE
                              LENDING, INC.,
                                a Delaware corporation


                              By: /s/ Andrea Balkam
                              Name:  Andrea Balkam
                              Title: Vice President





                                Signature Page 2

STATE OF NEW YORK  )
                   )  SS:
COUNTY OF NEW YORK )


         On this ______ day of December, 2000, before me appeared __________________, to me personally known, or satisfactorily proven to be the person whose name is subscribed to the foregoing as ___________________ of ___________________, for the purposes therein set forth, and that the same is its act and deed.

                                  ____________________________________
                                  Name of Notary:
                                  Notary Public
                                  My Commission expires:______________

                         LIST OF EXHIBITS AND SCHEDULES


Exhibits
Exhibit A - Properties
Exhibit B - Ground Leases; Ground Leased Properties
Exhibit C - Allocated Loan Amounts
Exhibit D - Form of Subordination, Non-Disturbance and Attornment Agreement

Schedules
Schedule 3.1(A) - Loan Documents
Schedule 4.1(C) - Organizational Chart for Borrower Parties
Schedule 4.2    - Consents
Schedule 4.7(B) - Rent  Rolls
Schedule 4.7(C) - Lease Proceedings
Schedule 4.9    - Litigation
Schedule 4.16   - Environmental Reports
Schedule 4.20   - Insurance
Schedule 6.5    - Environmental Work



                          List of Exhibits & Schedules

                                    EXHIBIT A

1.       Bridgepoint Square, 6300 Bridgepoint Parkway, Austin, Texas

2.       Lakewood on the Park,  7600  Capital of Texas  Highway  North,  Austin,
         Texas

3.       Herald Square, 1250 H Street, N.W., Washington, D.C.

4.       625 Indiana Avenue N.W., Washington, D.C.

5.       PNC Tower, 1600 Market Street, Philadelphia, Pennsylvania

6. Cedars-Sinai Medical Office Towers, 8625, 8631, 8635 and 8645 West Third Street, Los Angeles, California

                                    EXHIBIT B


                     GROUND LEASES; GROUND LEASED PROPERTIES

1. Ground Lease, dated as of December __, 2000, between HUB Properties Trust ("HUB"), as lessor, and 1600 Market Street Property Trust, as lessee, covering 1600 Market Street, Philadelphia, Pennsylvania.

2. Ground Lease, dated as of December __, 2000, between HUB, as lessor, and Herald Square LLC, as lessee, covering Herald Square, 1250 H Street, N.W., Washington, D.C.

3. Ground Lease, dated as of December __, 2000, between HUB Realty Funding, Inc., as lessor, and Indiana Avenue LLC, as lessee, covering 625 Indiana Avenue, Washington, D.C.

                                    EXHIBIT C

                             Allocated Loan Amounts

1.       Bridgepoint Square, Austin, Texas                                            $45,342,000

2.       Lakewood on the Park, Austin, Texas                                           23,312,000

3.       Herald Square, Washington, D.C.                                               32,058,000

4.       625 Indiana Avenue, Washington, D.C.                                          23,221,000

5.       PNC Tower, Philadelphia, Pennsylvania                                         63,238,000

6.       Cedars-Sinai Medical Office Towers, Los Angeles, California                   72,829,000
                                                                                     ============

                                                                                     $260,000,000



                                    EXHIBIT D


                             FORM OF SUBORDINATION,
                    NON DISTURBANCE AND ATTORNMENT AGREEMENT

                                                    TENANT: __________________

                                 SUBORDINATION,
                    NON-DISTURBANCE AND ATTORNMENT AGREEMENT

         THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this "Agreement") is entered into by and among ______________________________, a
___________________________       ("Tenant"),       whose       address       is
_____________________________,         ______________________________,         a
___________________________       ("Landlord"),       whose      address      is
___________________________,         and         _______________________________
_______________________________, its successors and/or assigns ("Lender"), whose address is ________________________________________.


                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, Landlord is the owner in fee simple of the real property described in Exhibit A attached hereto, together with the improvements thereon (the "Property");

         WHEREAS, Landlord or its predecessor and Tenant have entered into a certain lease, dated _________________ [and amended/modified/extended/renewed by ____________________________, dated _______________] (as the same may hereafter be amended, modified, renewed, extended or replaced, the "Lease"), leasing to Tenant a portion of the Property (the "Premises");

         WHEREAS, Lender has agreed to make a certain mortgage loan to Landlord (the "Loan"), which will be evidenced by Landlord's Promissory Note in such amount (the "Note") and secured by, among other things, a certain Mortgage [Deed of Trust], Assignment of Rents, Security Agreement and Fixture Filing (as the same may hereafter be amended, modified, extended or recast, the "Mortgage") and a certain Assignment of Leases and Rents (the "Assignment of Leases")
encumbering the Property, which Mortgage and Assignment of Leases are to be recorded simultaneously herewith;

         WHEREAS,   Lender,   Landlord  and  Tenant   desire  to  confirm  their
understanding with respect to the Lease and the Loan and the rights of Tenant and Lender thereunder.

         NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Subordination. The Lease, including all of the terms thereof, is and shall be subject and subordinate to the lien and all of the terms of the Mortgage to the full extent of all amounts secured by the Mortgage and interest thereon.

         2. Attornment. Tenant agrees that it will attorn to and recognize any purchaser of the Property at a Mortgage foreclosure sale or any transferee who acquires the Property by deed in lieu of foreclosure or exercise of a power of sale or otherwise in respect of the Mortgage (in any such case, the "New Owner") and the successors and assigns of such purchaser or transferee, as its landlord for the unexpired balance (and any extensions or renewals, if exercised) of the term of said Lease upon the same terms and conditions set forth in said Lease.

         3. Non-Disturbance. Provided there is no default under the Lease which continues beyond the expiration of any applicable notice and grace period, such New Owner will not terminate the Lease or disturb Tenant's possession of the Premises under the Lease or the right to quiet enjoyment thereof, but the Lease shall continue in accordance with its terms as a direct lease between Tenant and New Owner.

         4. Cure by Lender of Landlord Defaults. Tenant agrees to give Lender or any other New Owner (in accordance with Paragraph 8 hereof) a copy of any notice of default served upon Landlord which with the passage of time or otherwise would entitle Tenant to cancel the Lease or abate the rent under the Lease, provided that prior to such notice Tenant has been notified in writing of the address of the New Owner, or its agent, servicer or designee. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in the Lease, then Lender have an additional ten (10) days with respect to a monetary default and thirty (30) days with respect to a non-monetary default after its receipt of notice within which to cure such default or if such non-monetary default cannot be cured within that time, then such additional time as may be necessary to cure such default shall be granted if within such thirty (30) days Lender has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings necessary to effect such cure), in which event the Lease shall not be terminated while such remedies are being so diligently pursued.

         5. Payments to Lender and Exculpation of Tenant. Tenant is hereby notified that the Lease and the rent and all other sums due thereunder have been assigned to Lender as security for the Loan. In the event that Lender notifies Tenant of a default under the Mortgage and directs that Tenant pay its rent and all other sums due under the Lease to Lender, Tenant shall honor such direction without inquiry and pay its rent and all other sums due under the Lease in accordance with such notice. Landlord agrees that Tenant shall have the right to rely on any such notice from Lender without incurring any obligation or liability to Landlord as if such notice were given at the direction of Landlord. Tenant is hereby instructed to disregard any notice to the contrary received from or at the behest of Landlord.

         6. Limitation of Liability. If the New Owner acquires the interest of Landlord under the Lease, the New Owner shall not be:

               (a) liable for any act or omission of any prior landlord (including Landlord);

               (b) subject to any claims, offsets, defenses or counterclaims which Tenant might have against any prior landlord (including Landlord) arising prior to the date upon which the New Owner shall succeed to the interests of Landlord under the Lease;

               (c) bound by any rent or additional rent which Tenant shall have paid more than one (1) month in advance to any prior landlord (including Landlord) unless received by New Owner;

               (d) liable for the return of any security deposit not actually received by New Owner;

               (e) bound by any amendment or modification of the Lease made without the written consent of New Owner (if consent is required under the Mortgage or any of the other loan documents evidencing and/or securing the
Loan);

               (f)  bound  by  any   covenant  to   undertake  or  complete  any
improvement to or restoration of the Premises or the Property, except to the extent insurance proceeds or condemnation awards are made available to New Owner to cover the cost of the improvement.

Lender shall not, either by virtue of the Mortgage, the Assignment of Leases or this Agreement, be or become (i) a mortgagee-in-possession or (ii) subject to any liability or obligation under the Lease or otherwise until Lender shall have acquired by foreclosure or otherwise the interest of Landlord in the Premises. Lender's liability or obligation under the Lease shall extend only to those liabilities or obligations accruing subsequent to the date that Lender has acquired the interest of Landlord in the Premises as modified by the terms of this Agreement. In addition, upon such acquisition, Lender shall have no obligation, nor incur any liability, beyond Lender's then interest in the Property. In the event of the assignment or transfer of the interest of Lender under this Agreement, all obligations and liabilities of Lender under this Agreement shall terminate and, thereupon, all such obligations and liabilities shall be the sole responsibility of the party to whom Lender's interest is assigned or transferred.

         7. Notice. Any notice, consent or other communication made hereunder shall be in writing and delivered (i) personally, (ii) mailed by certified or registered mail, postage prepaid, return receipt requested or (iii) by depositing the same with a reputable overnight courier service, postage prepaid, for next business day delivery, to the parties at their addresses first set forth above and if to Lender, with a copy to Merrill Lynch Credit Corporation at 4802 Deer Lake Drive East, Jacksonville, Florida 32246-6484, Attention:
Commercial Mortgage Servicing. Notice shall be deemed given when delivered personally, or four (4) business days after being placed in the United States mail, if sent by certified or registered mail, or one (1) business day after deposit with such overnight courier service. Any party can change its address or party to receive notice by giving at least fifteen (15) days prior notice to the other parties hereto in accordance with this provision. Tenant agrees to send a copy of any notice or statement under the Lease to Lender at the same time such notice or statement is sent to Landlord.


         8. Miscellaneous.

               (a) Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

               (b) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State in which the Property is located.

               (c) Amendment. This Agreement shall be deemed to amend any provisions of the Lease which are inconsistent with the terms hereof.

               (d) Counterparts. This Agreement may be executed in any number of separate counterparts, each of which shall be deemed an original, but all of which, collectively and separately, shall constitute one and the same agreement.

               (e) Non-disturbance. Tenant agrees that this Agreement satisfies any condition or requirement in the Lease relating to the granting of a non-disturbance agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the dates set forth adjacent to their signatures below to be effective as of the date of the Mortgage.


Date: ______________                 TENANT:  _________________________


                                   By:   ______________________________
                                            Name: _____________________
                                            Title: ____________________


Date: ______________                 LANDLORD:  _______________________


                                   By:   ______________________________
                                            Name: _____________________
                                            Title: ____________________


Date: ______________                 LENDER:

                                   By:   ______________________________
                                            Name: _____________________
                                            Title: ____________________

WHEN RECORDED, RETURN TO:

                        NOTARIZATION FORMS FOR SIGNATURES



Form of Notarial Acknowledgment


STATE OF ________________ss.
                                          ss.    ss.
COUNTY OF ______________ ss.


         On ___________________,  before me, _____________________________,  the undersigned, a notary public for the state, personally appeared ________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.


Signature_______________________________________
          (SEAL)

                                 SCHEDULE 3.1(A)


                             List of Loan Documents

1.       Loan Agreement
2.       Note
3.       Mortgages
4.       Assignments of Leases
5.       Assignment of Management Agreement
6.       Guaranty
7.       Environmental Indemnity
8.       Financing Statements
9.       Cash Management Agreement
10.      Cedars Guaranty






                                 Schedule 3.1(A)

                                  SCHEDULE 4.2


                                    Consents

None.














                                  Schedule 4.2

                                 SCHEDULE 4.7(C)


                                Lease Proceedings

None.









                                 Schedule 4.7(C)

                                  SCHEDULE 4.9


                                   Litigation

None.












                                  Schedule 4.9

                                  SCHEDULE 4.16


                              Environmental Reports

1.       Bridgepoint

         Phase I Environmental Site Assessment, dated September 27, 2000, prepared by Aqua Terra Assessment Services Corp. ("Aqua Terra").


2.       Lakewood

         Phase I Environmental Site Assessment, dated September 26, 2000, prepared by Aqua Terra.

3.       Herald

         Phase I Environmental Site Assessment, dated September 27, 2000, prepared by Aqua Terra.

4.       Indiana Avenue

         Phase I Environmental Site Assessment, dated September 27, 2000, prepared by Aqua Terra.

5.       PNC Tower

         Phase I Environmental Site Assessment, dated October 10, 2000, prepared by Aqua Terra.

6.       Cedars-Sinai

         Phase I Environmental Site Assessment, dated October 11, 2000, prepared by Aqua Terra.









                                  Schedule 4.16

                                  SCHEDULE 4.20


                                    Insurance








                                  Schedule 4.20

                                  SCHEDULE 6.5


                               Environmental Work

Bridgepoint Square                                         Estimated Cost

Construction of secondary  containment for two 250            $3,000
gallon   diesel   above   ground   storage   tanks
associated    with   two   emergency    electrical
generators.

Lakewood on the Park

Construction of secondary  containment for one 300            $1,500
gallon diesel above ground storage tank associated with emergency electrical generator - Building B

Indiana Avenue

Construction of concrete berm or containment  area            $2,000
to protect against leaks from one 275-gallon above
ground oil storage tank.
                                                             -------
                                                              $6,500







                                  Schedule 6.5

                               Omitted Schedules


         The following Schedules to the Loan and Security Agreement have been omitted:



          Schedule Number                         Schedule Title

               4.1(c)                             Organizational Chart for
                                                  Borrower Parties

               4.7(b)                             Rent Rolls


         The Registrant agrees to furnish supplementally a copy of the foregoing omitted Schedules to the Securities and Exchange Commission upon request.